VANGUARD(R) VARIABLE INSURANCE FUND

BALANCED AND STOCK PORTFOLIOS

SEMIANNUAL REPORT * JUNE 30, 2002


BALANCED PORTFOLIO
EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO
EQUITY INDEX PORTFOLIO
MID-CAP INDEX PORTFOLIO
GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO
REIT INDEX PORTFOLIO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Reports from the Advisers                                 7
Portfolio Profiles                                       22
Glossary of Investment Terms                             33
Performance Summaries                                    35
Financial Statements                                     40
Advantages of Vanguard.com                               67
--------------------------------------------------------------------------------
SUMMARY

* Eight of the nine stock and balanced portfolios in the Vanguard Variable Insurance Fund posted negative six-month returns, ranging from -1.4% to -27.0%. The REIT Index Portfolio gained 13.0%.

* Six of the nine portfolios outpaced the average return for their peer mutual funds.

* The broad stock market fell nearly -12%. Smaller companies fared better than large-capitalization issues, and value stocks trumped growth.

LETTER FROM THE CHAIRMAN

DEAR PLANHOLDER,

We just concluded a very difficult six months. During the period ended June 30, 2002, the U.S. stock market slumped badly. In this environment, eight of the nine balanced and stock portfolios of the VANGUARD(R) VARIABLE INSURANCE FUND posted negative returns.

--------------------------------------------------------------
TOTAL RETURNS                                 SIX MONTHS ENDED
                                                 JUNE 30, 2002
--------------------------------------------------------------
BALANCED PORTFOLIO                                       -1.5%
Average Balanced Fund*                                   -6.8
Composite Stock/Bond Index**                             -7.5
--------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                  -4.2%
Average Equity Income Fund*                              -7.0
Russell 1000 Value Index                                 -4.8
--------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                              -1.4%
Average Large-Cap Value Fund*                            -9.2
S&P 500/Barra Value Index                                -9.5
--------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                  -13.2%
Average Large-Cap Core Fund*                            -13.7
S&P 500 Index                                           -13.2
--------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                  -3.3%
Average Mid-Cap Core Fund*                               -7.7
S&P MidCap 400 Index                                     -3.2
--------------------------------------------------------------
GROWTH PORTFOLIO                                        -27.0%
Average Large-Cap Growth Fund*                          -18.7
Russell 1000 Growth Index                               -20.8
--------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                          -11.8%
Average Small-Cap Growth Fund*                          -16.2
Russell 2000 Growth Index                               -17.3
--------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                  -3.7%
Average International Fund*                              -1.7
MSCI EAFE Index                                          -1.6
--------------------------------------------------------------
REIT INDEX PORTFOLIO                                     13.0%
Average Real Estate Fund*                                13.2
Morgan Stanley REIT Index                                13.5
Target REIT CompositeY                                   13.3
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index. +Consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).


INVESTORS' ENTHUSIASM-- AND MOST STOCKS--DECLINED

     The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, fell -11.8% during the first half of 2002. A number of forces drained investors' enthusiasm. Among these were the slow pace of the economic recovery, a lackluster rebound in corporate profits, allegations of wrongdoing by corporate executives, and a series of government warnings about potential terrorist attacks. The relentless decline in stock prices was also due in part to the cascade of disclosures about overstated corporate financial results.

     There were very few pockets of strength in the equity markets. As they did in 2000 and 2001, small-capitalization value stocks, which command modest prices relative to their earnings or book values, bucked the downtrend, recording solid gains during the period. Their growth-oriented counterparts declined, however, bringing the overall return of small-cap stocks, as measured by the Russell 2000 Index, to -4.7%.

Mid-cap stocks delivered a similar result, with value topping growth. The large-cap Russell 1000 Index, which accounts for roughly 90% of the market's total capitalization, returned -12.8%. Here, too, value stocks (-4.8%) held up far better than growth stocks (-20.8%).

     Few industry groups survived the six months unscathed, but several sectors took a particularly severe beating from investors. These unhappy groups were technology, health care, utilities (which include the troubled cable and telecommunications industries), and the conglomerates that fall under the "other" category.


-------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED JUNE 30, 2002
                                               --------------------------------
                                                   SIX          ONE        FIVE
STOCK                                           MONTHS         YEAR      YEARS*
-------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                 -12.8%       -17.9%        3.9%
Russell 2000 Index (Small-caps)                  -4.7         -8.6         4.4
Wilshire 5000 Index (Entire market)             -11.8        -16.6         3.6
MSCI EAFE Index (International)                  -1.6         -9.5        -1.5
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       3.8%         8.6%        7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               5.3          7.2         6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        0.9          2.5         4.7
===============================================================================
CPI
Consumer Price Index                              1.8%         1.1%        2.3%
-------------------------------------------------------------------------------
*Annualized.


THE ECONOMY GREW MODESTLY; INFLATION KEPT A LOW PROFILE

The economy turned in a mixed performance. Real (inflation-adjusted) gross domestic product grew at a brisk annual rate of 5.0% in the first quarter. Economists noted, however, that increased sales of goods and services accounted for only a small part of the advance. A slowing in inventory reductions accounted for the bulk of the growth in activity. But unless demand from consumers and business customers picks up, companies probably won't start building inventories.

     The Federal Reserve Board, which lowered its target for short-term interest rates 11 times in 2001 to spur the recovery, kept that target at 1.75% during the first half of 2002. With rates at a 40-year low and little evidence of inflation, the housing market continued to flourish, making it one of the economy's bright spots.

MOST BONDS PERFORMED SOLIDLY, WITH TREASURIES IN THE LEAD

Bonds generally performed well during the period. The Lehman Brothers Aggregate Bond Index, a broad measure of the taxable investment-grade U.S. bond market, returned 3.8%, as modest price increases supplemented interest income.

     Many fixed income investors, however, saw their interest payments drop further. Interest rates on all but the longest-term U.S. Treasury bonds fell, reducing income but pushing prices higher. The yield of the 3-month Treasury bill slid just 4 basis points to 1.68% as of June 30. But the yields of 3-year and 10-year Treasury notes declined much further (49 basis points and 25 basis points, respectively), to 3.30% and 4.80%. Anxiety over the economy and corporate accounting scandals took a toll on corporate bonds--their total returns lagged those of Treasuries, despite their higher coupons. High-yield ("junk") bonds fared poorly, as investors shied away from riskier credits.

WEAK RETURNS, BUT SUPERIOR RELATIVE PERFORMANCE FOR MOST PORTFOLIOS

Six of the nine portfolios outperformed the average returns for competing mutual funds by fairly wide margins, as shown in the table on page 1. Five also outpaced or matched their benchmark indexes. However, strong relative performance is admittedly of cold comfort when portfolio returns are negative, as most were during the half-year. Only the REIT Index Portfolio posted a gain (+13.0%).

     The strong performance of bonds offset much of the decline in stocks for the BALANCED PORTFOLIO, which returned -1.5% for the six months. The portfolio held up better than both the average balanced fund and the composite index benchmark. This relative strength was largely due to the value-oriented nature of its stocks, which let the portfolio escape some of the worst damage from troubled sectors such as technology, health care, and utilities. For example, the tech stocks within the portfolio fell -24%, while the same sector in the Standard & Poor's 500 Index fell -31%. In addition, the portfolio held much smaller weightings of its equity assets in most of these groups than the index. Overall, the portfolio's stocks fell about -4%, while the S&P 500 declined -13.2%.

     Having no tech stocks was among several factors that helped the EQUITY INCOME PORTFOLIO to outpace its comparative measures. However, this advantage was partly offset by the -23% decline of the portfolio's health care stocks, its second-largest sector weighting (14% of assets, on average). This, combined with the -16% decline in utilities, contributed to the portfolio's -4.2% return.

     The DIVERSIFIED VALUE PORTFOLIO, with a -1.4% return, produced the best relative result in the group, about 8 percentage points above the returns of its comparative measures. The portfolio was hurt to a degree by declines in health care and utilities, but it was the -39% plunge of energy-related holdings that proved to be the biggest drag on performance, in both absolute and relative terms. On the positive side, the portfolio got a boost from superior stock selection and solid returns in several sectors, such as consumer staples (+15%), materials & processing (+16%), and the "other" category (+14%). Relative to its benchmark index, the portfolio was also aided by having no tech stocks and by suffering less severe declines in the utilities and consumer discretionary sectors.

--------------------------------------------------------------------------------
A value orientation and superior stock selection helped to mute some of the declines in three portfolios.
--------------------------------------------------------------------------------

     As it is intended to do, the EQUITY INDEX PORTFOLIO matched the return of the S&P 500 Index (-13.2%). The portfolio also outpaced the average peer fund by half a percentage point. The MID-CAP INDEX PORTFOLIO'S -3.3% return only slightly lagged its target index, and it outpaced its average peer by 4.4 percentage points.

     The GROWTH PORTFOLIO'S -27.0% return was the worst among our portfolios, in both absolute and relative terms. Technology holdings, which averaged 23% of assets, were the big culprit, with a -37% decline. While the portfolio's holdings in the utilities and "other" categories had worse declines (-54% and -46%, respect-ively), they also had much smaller weightings, so their impact on the portfolio's absolute performance was less. (Note that the portfolio's entire position in the "other" group consisted of one stock: General Electric.) However, in terms of performance relative to the benchmark Russell 1000 Growth Index, these two sectors were the biggest detractors. The portfolio did do relatively well in the health care sector, where its stock selections declined less than those in the index group.

     We are disappointed in the Growth Portfolio's recent performance, and we understand that the portfolio has not fulfilled the expectations that many investors had for it. We sincerely appreciate your patience during this difficult stretch. We are confident that we have the right management team in place, and we expect the portfolio's performance to improve both on an absolute basis and relative to its benchmarks. That said, we cannot make any predictions on when the improvement will come.

--------------------------------------------------------------------------------
Small-cap growth shares saw declines, but the portfolio fared better than its benchmarks.
--------------------------------------------------------------------------------

     While smaller companies held up better than large-caps in the semiannual period, small-cap growth shares still saw a sharp decline. The SMALL COMPANY GROWTH PORTFOLIO returned -11.8%. This result, though cheerless, was about 5 percentage points better than the returns of the portfolio's comparative measures. The portfolio's tech and health care positions accounted for most of its decline, but they did at least help it to outpace its benchmarks--we held a smaller position in technology and had better stock selection in health care than the index and many of our peer funds. The portfolio's selections in the auto & transportation sector boosted both absolute and relative performance by gaining 19%.

     Generally, overseas markets declined modestly compared with U.S. stocks. THE INTERNATIONAL PORTFOLIO returned -3.7%, though it lagged its average peer and the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index. The portfolio's holdings in the United Kingdom, its largest country commitment, suffered a steeper decline (-14%) than the U.K. stocks in the index (-6%). The Japanese market rose during the six months, but here the portfolio had a smaller position than the index (14% of assets, on average, versus 21%), and the portfolio's Japanese stocks also posted lower gains as a group (+6% versus +8% for EAFE). On the positive side, the portfolio had a 5% commitment to South Korean stocks, which rose 28% the EAFE Index includes no stocks from Korea.

     As in the previous two years, real estate stocks were one of the few bright spots in the equity markets. The REIT INDEX PORTFOLIO'S half-year return of 13.0% was impressive, although it slightly lagged the portfolio's comparative measures.

The table on page 1 compares the portfolio's result with those of both the Morgan Stanley REIT Index and a "Target REIT Composite." The composite reflects a 2% cash position, in keeping with the REIT Portfolio's policy of holding a small cash reserve for liquidity purposes.

     As you already know, we make every effort to reduce costs so that our planholders can reap the benefits. Already among the lowest-cost variable annuities in the industry, our portfolios recently became an even better value. Earlier this year we reduced the annualized mortality and expense charges from an average of 0.27% to 0.25%--a mere fraction of the 1.16% average for all variable annuities. This is the latest of several cost reductions we've made in our variable annuities since they were introduced in 1991. At this point, we have nearly cut in half the 0.45% charge established at inception.

KEEPING PERSPECTIVE WILL HELP YOU STAY THE COURSE

The past two years have been extremely trying for investors, and we thank you for your loyalty and trust. Understandably, after such a long and steep slide in the equity markets, some people have begun to question the wisdom of having any of their assets in stocks. It's appropriate to periodically reassess one's asset allocation when there is a change in one's goals, financial situation, time horizon, or tolerance for risk. However, we caution against making a major change in allocation because of the stock market's recent poor performance. Straying too far from a diversified portfolio can be costly.

     Staying the course is difficult, but it may be easier if you look at history for perspective. We experienced a very steep stock market decline in the 1973-1974 bear market, a long slump made worse by high inflation and falling bond prices. In the decades that followed, security prices recovered and investors prospered. Just as it would have been a mistake for long-term investors to lose faith in the stock and bond markets during the mid-1970s, so it would be now.

     A portfolio diversified across asset classes and market segments is positioned not only to benefit from rising markets, but also to afford some protection from market declines. Since no one can consistently make accurate predictions of when the markets will turn up or down, such a balanced portfolio is still the prudent course.


Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

July 16, 2002

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE: DECEMBER 31, 2001-JUNE 30, 2002
                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                          ----------------------
                             STARTING          ENDING        INCOME      CAPITAL
PORTFOLIO                 SHARE PRICE     SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Balanced                       $16.98          $15.55        $0.630       $0.615
Equity Income                   19.79           18.39         0.540        0.090
Diversified Value               10.66           10.32         0.200        0.000
Equity Index                    29.91           24.15         0.440        1.675
Mid-Cap Index                   13.23           12.01         0.110        0.750
Growth                          14.37            9.90         0.050        0.700
Small Company Growth            16.43           13.92         0.120        0.520
International                   12.37           11.25         0.280        0.405
REIT Index                      13.03           14.02         0.500        0.170
--------------------------------------------------------------------------------

Note: The returns for the portfolios in Vanguard Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REPORT FROM THE ADVISER
 FOR BALANCED PORTFOLIO

The Balanced Portfolio declined -1.5% in value during the first six months of 2002. The equity portion, which was 63% of assets at the end of June, declined -4.5%, while our fixed income securities, which make up the remainder, gained 4.2%.

THE INVESTMENT ENVIRONMENT

The U.S. economy grew at a rapid rate in the first quarter of 2002 and continued to grow in the second quarter. Housing remained strong, consumption increased, and a recovery in profits was under way. Despite all the positive developments, the equity market has been quite weak, and for good reason. Investors are concerned about the amount of borrowing in the economy, both by consumers and by corporations. The financial statements of a number of corporations have turned out to be uninformative and, in some cases, fraudulent. The U.S. dollar has started to weaken, diminishing foreign investors' interest in U.S. stocks. And, last but not least, in recent years many investors have had a disappointing experience investing in the stock market and have decided they want out. We are hopeful that the excesses created by the investment boom in the late 1990s are well on their way to being corrected, and that the economic recovery will pull the equity markets out of this slump.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

     In our fixed income portfolio, the first six months of 2002 were marked by ongoing uncertainty in the corporate bond market amid a generally stable interest rate environment. The corporate market, particularly the industrial sector, suffered because of the revelations of serious accounting questions in a number of companies.


OUR SUCCESSES

While the -4.5% decline in the value of our equities was disappointing, our holdings fared much better than the S&P 500 Index, which fell -13.2% in the six-month period. The value approach to investing, which focuses on companies with low ratios of price to earnings, book value, and other corporate measures, continues to fare relatively well.

     We were helped in particular by our overweighted positions in basic materials and industrial stocks and by our low exposure to the information technology sector. Among individual securities, Northrop Grumman, Wachovia, and Union Pacific provided good returns. Our security selection in the fixed income portion of the fund also contributed positively to relative returns.

OUR SHORTFALLS

We were, but no longer are, owners of WorldCom and Qwest. We purchased these securities after they had declined sharply, not knowing that their financial reports were questionable, but sold the shares in early July.

THE PORTFOLIO'S POSITIONING

Our equity ratio of 63% is near the low end of our typical 60%-to-70% range. We believe that the equity market is getting more attractive as valuations come down and the economy recovers. Restoring investors' confidence in corporate governance and accounting will take time, but Congress appears willing to take a hard line concerning the need for improvement. With respect to the fixed income market, we expect that the next move in the general level of interest rates will be upward, but that it most likely won't happen until 2003.

ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

July 17, 2002




--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                 SIX MONTHS ENDED JUNE 30, 2002

NEW HOLDINGS                         COMMENTS
--------------------------------------------------------------------------------
  AT&T Wireless          Company will benefit from consolidation  in the sector.
--------------------------------------------------------------------------------
  Eastman Kodak          Attractively  priced, with high yield  and  strong cash
                         flow.
--------------------------------------------------------------------------------
  Schering-Plough        Buying opportunity as stock weakened due  to patent and
                         manufacturing issues.
================================================================================
ELIMINATED
  Baxter International   Successful company reached high end of valuation range.
--------------------------------------------------------------------------------
  Sears, Roebuck         Stock  made  good  gains; outlook for consumer spending
                         remains uncertain.
--------------------------------------------------------------------------------

                                           SEE PAGE 1 OF THE ACCOMPANYING INSERT
                                                   FOR A COMPLETE LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT FROM THE ADVISER
  FOR EQUITY INCOME PORTFOLIO


During the six months ended June 30, 2002, the Equity Income Portfolio returned -4.2%, compared with a -4.8% return for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT

Over the first half of 2002, revelations of questionable accounting practices cast doubt on corporate earnings. The resulting uncertainty, together with high stock valuations and a slow economic recovery, caused the market to lose substantial ground.

     The recent wave of accounting scandals might make it seem as if the improper use of accounting to overstate financial results is something new. However, companies have used creative accounting to manipulate earnings, revenues, and cash flow for a long time. Financial statements have always been subject to manipulation by managers who want to cast the best possible light on corporate results. The abuses simply became more extreme in recent years as companies strove to maintain double-digit rates of earnings growth.

     A company's dividend history is a much more reliable indicator of its true earning power. For a company to pay regular dividends, it must earn money on a regular basis. Bookkeeping sleight of hand, or the borrowing of funds to pay a dividend, may work in the short term, but not for long. By contrast, a company that does not pay a dividend is relieved of the responsibility of actually coming up with the money it says it has earned. The company is then free to say earnings are anything it wants them to be.

     In the first six months of 2002, our emphasis on dividends afforded the portfolio some protection from the severe decline in the broad market.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

OUR SUCCESSES

Holdings in the bank, petroleum, household-products, food, and paper groups made the strongest contributions to performance. The rise in bank stocks, fueled by an improving economy and low interest rates, was largely confined to the first quarter. Tensions in the Middle East and efforts by oil-producing countries to control supply led to higher oil prices, thus benefiting the petroleum stocks. For household-products and food stocks, market uncertainty provided the boost by causing investors to rotate into defensive sectors. Steady consumer spending--a bright spot in the economy-- also contributed to the performance of these groups. Our paper stocks rose after the companies reduced capacity and cut costs.

     All but one of these groups helped the portfolio to outperform the Russell 1000 Value Index. We were also aided in this regard by what we did not own: technology stocks.

OUR SHORTFALLS

Our positions in the health care, telecommunications, electrical equipment, and insurance groups hurt performance. The stocks of pharmaceutical companies continued to suffer from investors' concern over competition from generic drugs, the scarcity of promising new products, and the potential for government regulation. In our view, the portfolio's drug stocks represent companies that have substantial resources to develop and market successful new products.

     Telecommunications stocks continued to fall because of overcapacity, potential bankruptcies, and investors' concern that a recovery in the group will take a long time. In this environment, the portfolio's holdings performed better overall than the index sector because of our larger position in the Bell operating companies.

     General Electric led the electrical-equipment group lower. Although the company's earnings remain robust, investors were concerned about its ability to sustain the high, consistent rates of earnings growth that it has been known for in recent years. Insurance stocks suffered because of an increased level of claims, as well as from the general market malaise. However, insurance premiums have been increasing, and we expect these companies to come back into favor.

THE PORTFOLIO'S POSITIONING

The Equity Income Portfolio invests in the stocks of well-established, dividend-paying companies that are the long-standing success stories in the U.S. economy. As a result, the portfolio produces a substantial dividend yield, which provides downside market protection and a cushion against price volatility. The portfolio is positioned to deliver competitive returns achieved with less risk than exists in the overall market. In today's environment, with its pervasive uncertainty regarding company earnings, our investment approach will serve conservative investors well.


ROGER D. NEWELL, CHAIRMAN
NEWELL ASSOCIATES

July 17, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                 SIX MONTHS ENDED JUNE 30, 2002

ADDITIONS                               COMMENTS
--------------------------------------------------------------------------------
  Abbott Laboratories           Disclosure  of  an investigation by the Food and
                                Drug    Administration   into    the   company's
                                manufacturing processes caused the stock's price
                                to fall to an attractive level.  We believe  the
                                problem is not long-term in nature.
--------------------------------------------------------------------------------
  Bristol-Myers Squibb          Market concerns about high inventory  levels and
                                generic competition (which we consider overdone)
                                produced an opportunity for long-term  investors
                                to buy the stock at a good price.
--------------------------------------------------------------------------------
  General Electric              Concern that  GE's earnings growth may slow, and
                                uncertainty  about  its financial reporting, has
                                caused  the stock's  price  to  fall. The  stock
                                should benefit as the economy improves.
--------------------------------------------------------------------------------
  Merck                         A  leader  in its  industry, Merck  maintains  a
                                strong  commitment  to research  and development
                                that we believe will improve its performance.
================================================================================
REDUCTIONS
  Avon Products                 The stock rose after the company announced that
                                its  new  product  lines  enhanced  revenues and
                                earnings growth.
--------------------------------------------------------------------------------
  Baxter International          Baxter is successfully transforming its business
                                from   slow-growing     medical    products   to
                                leading-edge  pharmaceuticals. Investor optimism
                                pushed the stock to a high valuation.
--------------------------------------------------------------------------------
  Lockheed Martin               Rising  federal  defense  spending increased the
                                stock's price to historically high levels.
--------------------------------------------------------------------------------
  Sears, Roebuck                The price rose  to a relatively high level after
                                Sears announced  it  would buy  catalog retailer
                                Land's End.
--------------------------------------------------------------------------------

                                           SEE PAGE 7 OF THE ACCOMPANYING INSERT
                                                   FOR A COMPLETE LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT FROM THE ADVISER
 FOR DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio held up relatively well in an especially tough stock market. The portfolio posted a -1.4% return for the first six months of the year, compared to -9.5% for the S&P 500/Barra Value Index.

THE INVESTMENT ENVIRONMENT

To say that the equity market was difficult in the first six months of 2002 is an understatement. By several measures, the market has fallen past the lows of last September and has begun seeking a new support level. The severity of the decline varies by equity type, with value stocks doing best and drugs, telecommunications, and Nasdaq stocks doing worst.

     Generally, investors have become disillusioned by their losses post-2000. Those poor returns are the result of owning securities that were obscenely priced. Nonetheless, the painful experience caused investors to seek a place to put the blame, and it seems to have fallen mainly on several companies whose managements' questionable conduct has been exposed in the press and on television. While there is guilt in those companies, the primary fault is with aggressive (but legal) accounting and greed. Here is the real story: The number of companies listed in the Nasdaq Composite Index has decreased from around 5,200 at the peak to something like 3,500. That means roughly 1,700 issues have fallen to less than $1 per share. These companies had no prospect for real earnings, and the beat goes on.

     This market correction will end when investors feel comfortable with accounting practices and satisfied with regulatory oversight; when prices seem fair in relation to earnings; and when management's goals align with those of the shareholders.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
--------------------------------------------------------------------------------

OUR SUCCESSES

Our successes included Wendy's, ITT Industries, Imperial Tobacco, Sears, and Boeing. Other than the fact that these stocks performed well, we find no connection between them.

OUR SHORTFALLS

Our shortfalls were led by, but not limited to, Williams Cos., Kmart, Tyco (a recent purchase), and Mirant. These companies all seem to have some accounting problems. With the exception of Kmart, which was sold, we believe the others will recover. Citigroup also was a poor performer but has not had any real fundamental problems.

THE PORTFOLIO'S POSITIONING

While our holdings are going down like the rest of the market, they are doing so somewhat more slowly. Our price/earnings ratio is about 70% of the S&P 500 Index's ratio, and the portfolio yield is more than 1.6 times that of the S&P. We are comfortable that our adherence to our value discipline will serve investors well over the long term.

JAMES P. BARROW, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & Strauss, Inc.


July 17, 2002


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                 SIX MONTHS ENDED JUNE 30, 2002

NEW HOLDINGS                            COMMENTS
--------------------------------------------------------------------------------
  FleetBoston Financial     A very cheap stock in  terms of normalized earnings,
                            though write-offs have depressed results in the last
                            quarter.  Investors  are  frustrated  and  confused,
                            driving the equity down and giving us an opportunity
                            for a good entry price. The stock sells at  10 times
                            expected 2003 earnings, with a  very large dividend.
--------------------------------------------------------------------------------
  PNC Financial Services    The banking giant has been depressed largely because
                            of some off-balance-sheet items,  which  to  us seem
                            more   troublesome   than   significant. The company
                            continues   to  de-emphasize   business  loans   and
                            concentrate on services for fees.
--------------------------------------------------------------------------------
  Tyco International        We found this company to be selling too cheaply, and
                            so purchased a small position as it  went below $20.
                            We did not anticipate the largely  personal problems
                            the chairman would have. We continue to believe  the
                            value should be significantly higher. While earnings
                            are not  likely  to  be  impressive,  the  company's
                            financials are on the mend.
================================================================================
ELIMINATED
  Baker Hughes              Sold because   it   had   generally   fulfilled  our
                            expectations,  even  though the drilling environment
                            is not  robust. The  P/E ratio  was high in terms of
                            our expectations for 2004.
--------------------------------------------------------------------------------
  SBC Communications        We sold the stock because we fear an  acquisition is
                            likely that would dilute the  current  shareholders'
                            equity, making future earnings a disappointment.
--------------------------------------------------------------------------------
  Toys R Us                 There was a  recent  offering  of 15 million shares,
                            and  we decided  that if  the company was willing to
                            sell  its  stock  at $18, then so were we. Sometimes
                            you   have   to  give  up  when there is no earnings
                            progress over an extended period.
--------------------------------------------------------------------------------

                                           SEE PAGE 9 OF THE ACCOMPANYING INSERT
                                                   FOR A COMPLETE LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT FROM THE ADVISER
  FOR GROWTH PORTFOLIO

The steep decline in stocks--especially those of growth-oriented companies--continued during the first half of 2002. The Growth Portfolio recorded a -27.0% total return, trailing the -20.8% result for the Russell 1000 Growth Index.

THE INVESTMENT ENVIRONMENT

U.S. equity markets remained intensely sensitive to risk factors during the half-year, buffeted by ongoing concerns over the geopolitical environment, unethical corporate governance, and the uncertain prospects for economic recovery. Toward the end of the period, the usual anxieties associated with "pre-announcements" of quarterly earnings added to the volatility.

     As to geopolitical factors, we have little insight to contribute aside from acknowledging that, unfortunately, these concerns will probably remain part of the investment landscape for the foreseeable future. We do have some perspective on the extraordinary breaches of financial integrity and corporate governance that have been so well publicized and have weighed so heavily on investor sentiment. While we don't want to minimize the gravity of these scandals, history does suggest that the problems are likely to prove transitory. Because the magnitude of these improprieties is squarely in the focus of investors, corporate boards, regulators, the media, and legislators, there is every reason to expect an improvement going forward. Finally, on the issue of recovery in economic activity and corporate profits, we are optimistic.

     Our portfolio's disappointing return was largely a result of the difficult market environment. However, we also have been hurt by a few particularly large declines in individual stocks. AT&T Wireless and Nokia performed poorly due to concerns about cellular subscriber growth and the pricing of wireless minutes. In addition, the collapse of Enron cast suspicion on all sorts of companies with complex operating structures, including two Growth Portfolio holdings--Tyco International and AES. We have eliminated both from the portfolio, as our expectations for their future growth have diminished significantly.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

     During periods of extreme risk aversion, the stocks of companies with more variable earnings streams often underperform, no matter how attractive their prices, as investors shun uncertainty and pursue stable, defensive growth at ever-higher prices. In such settings, our results have often lagged our benchmark, the Russell 1000 Growth Index, for a time. However, these periods of underperformance typically tee up an attractive combination of prospective growth and reasonable valuations that should eventually lead to a strong snapback in the Growth Portfolio's relative performance.

THE PORTFOLIO'S POSITIONING

Growth stock valuations are particularly attractive now compared with the valuation of the broad market. Companies with superior growth and profitability characteristics usually trade at much higher premiums to the market's valuations than is the case today. When compared with the Russell 1000 Growth Index, the Growth Portfolio's holdings are priced at a significant discount on most valuation metrics. Yet our holdings possess growth characteristics that are as good as--and in some cases, stronger than--those of the benchmark stocks overall.

     Specifically, the average earnings growth of the portfolio's holdings over the past five years was 16.9%, compared with 16.4% for the Russell 1000 Growth Index. And we project earnings growth for our holdings to be 19.7% in 2002 and 20.5% in 2003, versus an average rate of 17.2% each year for the index. Yet the prices of the Growth Portfolio's stocks are, on average, lower in relation to projected 2003 earnings than the prices of the average stock in the index. In short, the superior past and prospective growth of these companies is not reflected in their current stock prices.

     Overall, the portfolio remains balanced between companies with consistent unit sales growth and those whose growth tends to follow the economic cycle. We have significant positions in consumer services, health care, financial services, and technology companies. At this juncture, we think that companies with greater earnings variability, such as cyclical growth and technology stocks, offer a very compelling trade-off between growth and price. The technology sector has been weak so far this year, largely because corporate spending on technology remains weak. In our view, however, a recovery in spending has been delayed--not cancelled. As corporate profits get stronger over the next 12 to 18 months, capital investment should follow. Orders, bookings, and sequential quarter-to-quarter revenues are starting to pick up in the semiconductor industry, which generally is the leader in recoveries for technology companies. Thus, we have taken advantage of recent price weakness and added to our position in Micron Technology.

THE INVESTMENT OUTLOOK

Though positive signs are being obscured by dramatic headlines, the setting for an equity market recovery is clearly being established. We see earnings and economic fundamentals improving, a backdrop that favors growth companies with higher, though more variable, growth rates. Our portfolio is thus positioned to benefit markedly in this environment. Among recent encouraging trends are:

* Continued improvement in consumer confidence, supporting sustained growth in spending.

* Productivity growth in the corporate sector remains amazingly strong, driving a faster-than-expected profit recovery. Estimates of corporate earnings have been increasing, and many prominent companies have reaffirmed or boosted their expectations for earnings.

* Sharply improved cash flow, presaging improvement in many categories of business spending. That would take the burden of sustaining economic expansion away from the consumer.

*    Promising signs of better economic performance in Europe and Japan.


     We want to stress that our strategy for the Growth Portfolio has not been built around a short-run economic wager, but has been--and will be--guided by the search for attractively valued growth companies. Today, many of the best opportunities have been created by investor anxiety. Exposure to some of these beaten-down companies has hurt the portfolio's returns thus far, but our stake in them should pay off handsomely as today's turmoil recedes.

     Rest assured that our portfolio team remains focused and firmly in place. The investment process we have used successfully for years is unaltered, and our substantial commitment to research has been increased. We are confident that, despite a less-than-satisfactory beginning with the Growth Portfolio, we will meet your expectations for investment performance over the long term.

JOHN L. BLUNDIN, EXECUTIVE VICE PRESIDENT
CHRISTOPHER M. TOUB, EXECUTIVE VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.

July 12, 2002



                                                              SEE PAGE 22 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

ADVISER'S REPORT
  FOR SMALL COMPANY GROWTH PORTFOLIO

Markets resumed their downward trend in the first half of 2002, following the rebound that occurred late last year. Despite improvements in a few economic indicators, concerns about profits persisted. Moreover, public confidence in equities suffered as ongoing revelations of accounting manipulations raised questions about the general quality of reported earnings. While we believe that most company managements are honest in their presentations of operations, it may take some time to restore investor confidence.

     The Small Company Growth Portfolio returned -11.8% during the six months. Though this is a significant decline, it was not as deep as the -17.3% drop of the Russell 2000 Growth Index, our primary benchmark.

OUR SIX-MONTH REVIEW

Declines were widespread in our portfolio during the first half of 2002. (Granahan Investment Management manages about 90% of the portfolio's assets:
Grantham, Mayo, Van Otterloo & Co. manages the balance.) Just 37% of our holdings rose in price during the six months, compared with 87% during the final three months of 2001. Most of our sector groups outperformed their counterparts in the Russell 2000 Growth Index, either because of favorable stock selection or because of a weighting advantage.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
--------------------------------------------------------------------------------

     Relative to the benchmark, our strongest performance came from the health care, technology, and transportation groups. In health care, our stock selections withstood a good deal of the negative psychology affecting this sector. In technology, a very hard-pressed group, we benefited by owning less than the index weighting. In transportation, we enjoyed very strong returns, both in absolute terms and in comparison with the index sector; in addition, we had an overweighted position relative to the benchmark.

     Individual stocks that helped our return included Aviall, a distributor of aviation parts that is part of the transportation sector; consumer companies PETsMART and Expedia; and Mid Atlantic Medical Services. The stocks that hurt us most were Cubist

Pharmaceuticals; Cree, a technology concern; and Mettler-Toledo, a maker of scales and weighing equipment that is part of the producer durables group.

OUR OUTLOOK

In our letter to you six months ago, we stated our belief that earnings growth would be more challenging to find in 2002. Companies that did produce strong growth, we said, probably would do so because of management excellence or because they reached the right stage in their life cycle. We wrote that companies should not count on a broad economic resurgence to produce growth. All these statements we still endorse six months later.

     While our goal is to find attractive companies--over half of those whose stocks we own are generating earnings growth so far this year--the portfolio's overall level of earnings is lower than it was in 2001. Over the past six months, the strongest earnings came from consumer companies Stage Stores, Yankee Candle, and Pier 1 Imports; from Coventry Health Care and dental supplier Henry Schein; and from business-service companies Corporate Executive Board and C.H. Robinson Worldwide. We also saw solid earnings from Lindsay Manufacturing, a maker of irrigation systems, and Headwaters, a developer of alternative fuels. Earnings were weakest during the half-year in the technology sector and in the cable and telecom groups; earnings from Insight Communications and Touch America were especially poor.

     We still look for company managements whose strategy is to emphasize internal initiatives rather than those who are depending on the economy to revitalize. For the companies that survive this challenging environment, the opportunities are significant.


JOHN J. GRANAHAN, PORTFOLIO MANAGER
GARY C. HATTON, ASSISTANT PORTFOLIO MANAGER
JANE M. WHITE, ASSISTANT PORTFOLIO MANAGER
GRANAHAN INVESTMENT MANAGEMENT, INC.

July 5, 2002

                                                              SEE PAGE 24 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

REPORT FROM THE ADVISER
  FOR INTERNATIONAL PORTFOLIO

Over the first six months of 2002, the International Portfolio fell in value by -3.7%, lagging the average international fund and the MSCI EAFE Index.

THE INVESTMENT ENVIRONMENT

After another false dawn, many equity markets around the world reentered bear territory. The exceptions were in the Pacific Basin, notably Japan, Taiwan, and South Korea. Commodity-based economies, such as those of Australia and South Africa, also performed well. Among these relatively strong performers, only South Korea can claim to have put its financial house in order and thus can expect to find new favor from investors. The others have benefited largely from the buildup of inventories worldwide, which has enhanced the earnings of companies that supply the global economy's raw materials and basic manufactured products.

     The impact of inventory rebuilding is limited. What is essential to economic recovery is a renewal of corporate capital investment. Continued weakness in this area will depress stock markets worldwide. This is why central banks are keeping interest rates so low. When, inevitably, rates begin to rise, we will take the uptick as an authoritative sign of confidence and a good omen for stocks.

     Two other factors have weighed heavily on investors' minds in recent months: the declining value of the dollar and corporate dishonesty. Over the first six months of 2002, the euro rose by 11% and the yen by 9% against the U.S. dollar. For the euro, this change has been overdue, but it is harder to accept the sustainability of a rise in the yen. Consequently, we have hedged the Japanese assets in the portfolio forward into euros. While the dollar remains weak, international assets are likely to continue to outperform U.S. assets.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

     The corporate governance scandals that have emerged in the United States could still emerge in non-U.S. markets. However, we remind you that one of the truths of international investing--typically viewed as a drawback, but now, paradoxically, a source of reassurance--is that most company managements are not highly motivated to improve share prices. The motive for cheating therefore is lacking.

OUR SUCCESSES

In a half-year when hopes of a market recovery have tantalized and then disappeared, I am relieved to report that, where we have made changes, we have reduced exposure to technology shares and added to more defensive areas. The complete sale of a holding in Koninklijke (Royal) Philips Electronics in March was an important part of this adjustment, as was the further accumulation of shares in Nestle at about the same time.

     One considerable piece of good news to report is the continued success of the portfolio's stake in Samsung Electronics. This is notable at a time when the company's peers in other markets have fallen by at least -25%. This giant Korean electronics company is priced low relative to profits, and it has a formidably strong balance sheet. We have invested 4.3% of the portfolio in Samsung.

OUR SHORTFALLS

We sold our oil stocks 15 months ago. Since then--and as a result--we have looked variously wise and foolish. Over the first six months of 2002, it was the latter, because oil stocks rose in aggregate by some 10%, compared with the broader market's decline.

     Japan is another area where there was an opportunity to make some money. However, while we recognize that some cheap shares exist there, we believe that Japan's economic outlook remains discouraging. A pickup in world trade has boosted Japanese exports, and faster inventory replenishment has produced positive economic growth, but we remain skeptical that these positive trends will persist. We therefore have only 14% of the portfolio invested in Japan.

THE PORTFOLIO'S POSITIONING

We have made relatively few changes to the portfolio since I last wrote six months ago. Moves such as selling Philips to buy more Nestle were based on a desire to stay defensive: We wanted to avoid too much risk until the outlook becomes clearer, and that remains our position today.

Here is an overview of our investments now:

* About 10% of the portfolio is in technology stocks; as I mentioned, nearly half of that allocation is in one stock, Samsung Electronics.

* An additional 8% is in other "new economy" sectors, of which 4% is in wireless telephony--notably in Vodafone (the world market leader), which is very strongly financed.

* About 30% is in noncyclical companies, almost all of which have strong or clear prospects for growth in profits (such as AstraZeneca and Nestle).

* Another 30% is in financial stocks, notably retail banks (which have performed strongly and still look cheap) and ING, the largest holding in the portfolio. ING has recovered well and has much further to go.

* Finally, 20% is in well-managed cyclical service or manufacturing companies that we judge to be cheap, though they are not necessarily long- term holdings in the portfolio.

     It is obvious that there are a lot of uncertainties in world stock markets currently. We believe that many fewer uncertainties exist outside the U.S. market than within it, but we also believe that we won't make any money for investors until the world's largest economy is more settled. Over the foreseeable future, we expect better conditions for investors in non-U.S. markets than in the United States.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

July 17, 2002


                                                              SEE PAGE 31 OF THE
                                                             ACCOMPANYING INSERT
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                           PORTFOLIO'S HOLDINGS.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR BALANCED PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with unmanaged market indexes. Key terms are defined on pages 33-34.

--------------------------------------
TOTAL PORTFOLIO CHARACTERISTICS

Yield                             3.1%
Turnover Rate                     22%*
Expense Ratio                   0.31%*
Cash Investments                  3.3%
--------------------------------------

---------------------------------------------
TEN LARGEST STOCKS (% OF EQUITIES)

Alcoa Inc.                               2.6%
 (metals and mining)
Northrop Grumman Corp.                   2.3
 (aerospace and defense)
Citigroup, Inc.                          2.2
 (banking)
Union Pacific Corp.                      2.1
 (railroad)
EnCana Corp.                             2.0
 (energy)
International Business Machines Corp.    1.9
  (computer hardware)
Dow Chemical Co.                         1.7
 (chemicals)
FPL Group, Inc.                          1.7
 (electric utilities)
CIGNA Corp.                              1.7
 (insurance)
Pharmacia Corp.                          1.7
 (pharmaceuticals)
---------------------------------------------
Top Ten                                 19.9%
---------------------------------------------
Top Ten as % of Total Net Assets        12.5%
---------------------------------------------

-----------------------------------------------------------------------------
TOTAL PORTFOLIO VOLATILITY MEASURES
                                        S&P                          Wilshire
                   Portfolio            500         Portfolio            5000
-----------------------------------------------------------------------------
R-Squared               0.54           1.00              0.34            1.00
Beta                    0.40           1.00              0.31            1.00
-----------------------------------------------------------------------------

--------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                  S&P       WILSHIRE
                                  PORTFOLIO       500           5000
--------------------------------------------------------------------
Auto & Transportation                  9.4%      2.1%           2.5%
Consumer Discretionary                 8.9      13.7           15.4
Consumer Staples                       5.3       8.9            7.6
Financial Services                    20.1      21.1           22.5
Health Care                            6.5      13.4           13.3
Integrated Oils                        6.4       6.3            4.1
Other Energy                           4.2       1.4            2.0
Materials & Processing                11.5       3.7            4.0
Producer Durables                      7.8       3.9            4.2
Technology                             7.5      13.5           12.9
Utilities                             10.4       7.2            6.8
Other                                  2.0       4.8            4.7
--------------------------------------------------------------------


----------------------------
PORTFOLIO ASSET ALLOCATION

Cash Investments        3.0%
Bonds                  34.0
Stocks                 63.0
----------------------------
*Annualized.

--------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                  S&P       WILSHIRE
                                  PORTFOLIO       500           5000
--------------------------------------------------------------------
Number of Stocks                        105       500          5,838
Median Market Cap                    $20.2B    $45.2B         $28.2B
Price/Earnings Ratio                  22.6x     25.6x          26.9x
Price/Book Ratio                       2.4x      3.2x           2.9x
Dividend Yield                         2.1%      1.6%           1.5%
Return on Equity                      18.9%     22.9%          21.3%
Earnings Growth Rate                   3.5%      9.2%           9.6%
Foreign Holdings                      13.1%      2.4%           0.3%
--------------------------------------------------------------------

----------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP             Large
STYLE                  Value
----------------------------

----------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                     LEHMAN           LEHMAN
                                  PORTFOLIO          INDEX*          INDEX**
----------------------------------------------------------------------------
Number of Bonds                         122           2,294            6,873
Yield to Maturity                      5.7%            5.4%             5.3%
Average Coupon                         6.9%            6.6%             6.4%
Average Maturity                  8.5 years       8.7 years        7.8 years
Average Quality                         Aa3             Aa3              Aaa
Average Duration                  5.2 years       5.2 years        4.3 years
----------------------------------------------------------------------------


-----------------------------------
FIXED INCOME INVESTMENT FOCUS

                        Investment/
CREDIT QUALITY      Grade Corporate

AVERAGE MATURITY             Medium
-----------------------------------


-------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)

Treasury/Agency+                      20.6%
Aaa                                    6.1
Aa                                    18.9
A                                     34.5
Baa                                   18.5
Ba                                     1.4
B                                      0.0
Not Rated                              0.0
-------------------------------------------
Total                                100.0%
-------------------------------------------

---------------------------------------
DISTRIBUTION BY ISSUER (% OF BONDS)

Asset-Backed                       0.9%
Commercial Mortgage-Backed         1.7
Finance                           25.3
Foreign                            2.8
Government Mortgage-Backed        12.8
Industrial                        34.9
Treasury/Agency                    7.8
Utilities                         13.8
---------------------------------------
Total                            100.0%
---------------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *Lehman Credit A or Better Index.
**Lehman Aggregate Bond Index.
+Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR EQUITY INCOME PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

---------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                  BEST       WILSHIRE
                               PORTFOLIO          FIT*           5000
---------------------------------------------------------------------
Number of Stocks                     105           757          5,838
Median Market Cap                 $48.4B        $25.8B         $28.2B
Price/Earnings Ratio               22.1x         22.4x          26.9x
Price/Book Ratio                    3.1x          2.2x           2.9x
Yield                               2.3%          2.3%           1.5%
Return on Equity                   22.4%         19.0%          21.3%
Earnings Growth Rate                2.1%          4.8%           9.6%
Foreign Holdings                    8.1%          0.0%           0.3%
Turnover Rate                       2%**           ---            ---
Expense Ratio                    0.37%**           ---            ---
Cash Investments                    1.8%           ---            ---
---------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp.                        4.8%
 (oil)
Verizon Communications                  3.7
 (telecommunications)
BP PLC ADR                              3.6
 (oil)
ChevronTexaco Corp.                     3.4
 (oil)
Bank of America Corp.                   3.2
 (banking)
Merck & Co., Inc.                       2.4
 (pharmaceuticals)
SBC Communications Inc.                 2.4
 (telecommunications)
Philip Morris Cos., Inc.                2.3
 (tobacco)
Wachovia Corp.                          2.1
 (banking)
Procter & Gamble Co.                    2.0
 (consumer products)
--------------------------------------------
Top Ten                                29.9%
--------------------------------------------

--------------------------------------------------------------------------
VOLATILITY MEASURES
                                        BEST                      WILSHIRE
                    PORTFOLIO           FIT*      PORTFOLIO           5000
--------------------------------------------------------------------------
R-Squared               0.82            1.00           0.10           1.00
Beta                    0.84            1.00           0.27           1.00
--------------------------------------------------------------------------


-------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                BEST       WILSHIRE
                               PORTFOLIO        FIT*           5000
-------------------------------------------------------------------
Auto & Transportation               3.1%        3.8%           2.5%
Consumer Discretionary              7.3        10.6           15.4
Consumer Staples                   13.7         5.3            7.6
Financial Services                 21.1        33.4           22.5
Health Care                        13.0         3.4           13.3
Integrated Oils                    15.0         9.5            4.1
Other Energy                        0.9         1.7            2.0
Materials & Processing              5.2         6.2            4.0
Producer Durables                   3.2         4.3            4.2
Technology                          0.0         5.6           12.9
Utilities                          13.0        14.4            6.8
Other                               4.5         1.8            4.7
-------------------------------------------------------------------

----------------------------
INVESTMENT FOCUS

MARKET CAP             Large
STYLE                  Value
----------------------------

*Russell 1000 Value Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR DIVERSIFIED VALUE PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.


-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                BEST       WILSHIRE
                               PORTFOLIO        FIT*           5000
-------------------------------------------------------------------
Number of Stocks                      46         339          5,838
Median Market Cap                 $16.1B      $28.8B         $28.2B
Price/Earnings Ratio               18.7x       24.1x          26.9x
Price/Book Ratio                    2.2x        2.2x           2.9x
Yield                               2.6%        2.3%           1.5%
Return on Equity                   17.6%       16.9%          21.3%
Earnings Growth Rate                7.5%        4.5%           9.6%
Foreign Holdings                    5.2%        0.0%           0.3%
Turnover Rate                      23%**          --             --
Expense Ratio                    0.47%**          --             --
Cash Investments                    3.4%          --             --
-------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Sears, Roebuck & Co.                               3.4%
 (retail)
Wendy's International, Inc.                        3.3
 (restaurants)
Imperial Tobacco Group ADR                         3.2
 (tobacco)
Citigroup, Inc.                                    3.1
 (banking)
MGIC Investment Corp.                              3.1
 (insurance)
Occidental Petroleum Corp.                         3.1
 (oil)
Bank of America Corp.                              3.1
 (banking)
Allstate Corp.                                     3.0
 (insurance)
Northeast Utilities                                3.0
 (electric utilities)
Entergy Corp.                                      2.9
 (electric utilities)
-------------------------------------------------------
Top Ten                                           31.2%
-------------------------------------------------------

-------------------------------------------------------------------
VOLATILITY MEASURES
                                 BEST                      WILSHIRE
                PORTFOLIO        FIT*     PORTFOLIO            5000
-------------------------------------------------------------------
R-Squared            0.62        1.00          0.12            1.00
Beta                 0.88        1.00          0.38            1.00
-------------------------------------------------------------------

----------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                             BEST       WILSHIRE
                           PORTFOLIO         FIT*           5000
----------------------------------------------------------------
Auto & Transportation           0.0%         3.6%           2.5%
Consumer Discretionary         16.7         10.2           15.4
Consumer Staples                8.2          1.5            7.6
Financial Services             31.9         32.8           22.5
Health Care                     3.3          1.6           13.3
Integrated Oils                 8.6         12.5            4.1
Other Energy                    2.5          2.7            2.0
Materials & Processing          4.7          6.6            4.0
Producer Durables               5.0          5.9            4.2
Technology                      0.0          6.3           12.9
Utilities                      13.6         14.1            6.8
Other                           5.5          2.2            4.7
----------------------------------------------------------------

-------------------------
INVESTMENT FOCUS

MARKET CAP          Large
STYLE               Value
-------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *S&P 500/Barra Value Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR EQUITY INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both its unmanaged target index and a broader market index. Key terms are defined on pages 33-34.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           TARGET       WILSHIRE
                           PORTFOLIO       INDEX*           5000
----------------------------------------------------------------
Number of Stocks                 507          500          5,838
Median Market Cap             $45.2B       $45.2B         $28.2B
Price/Earnings Ratio           25.6x        25.6x          26.9x
Price/Book Ratio                3.2x         3.2x           2.9x
Yield                           1.4%         1.6%           1.5%
Return on Equity               22.9%        22.9%          21.3%
Earnings Growth Rate            9.2%         9.2%           9.6%
Foreign Holdings                2.4%         2.4%           0.3%
Turnover Rate                   7%**           --             --
Expense Ratio                0.18%**           --             --
Cash Investments                0.0%           --             --
----------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                         3.3%
  (software)
General Electric Co.                    3.2
  (conglomerate)
ExxonMobil Corp.                        3.1
  (oil)
Wal-Mart Stores, Inc.                   2.7
  (retail)
Pfizer, Inc.                            2.4
  (pharmaceuticals)
Citigroup, Inc.                         2.2
  (banking)
American International Group, Inc.      2.0
  (insurance)
Johnson & Johnson                       1.7
  (pharmaceuticals)
The Coca-Cola Co.                       1.5
  (beverage)
International Business Machines Corp.   1.4
  (computer hardware)
--------------------------------------------
Top Ten                                23.5%
--------------------------------------------

---------------------------------------------------------------------------
VOLATILITY MEASURES
                                      TARGET                       WILSHIRE
                         PORTFOLIO    INDEX*       PORTFOLIO           5000
---------------------------------------------------------------------------
R-Squared                     1.00      1.00            0.93           1.00
Beta                          1.00      1.00            0.92           1.00
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                      TARGET       WILSHIRE
                                   PORTFOLIO          INDEX*           5000
---------------------------------------------------------------------------
Auto & Transportation                   2.1%            2.1%           2.5%
Consumer Discretionary                 13.7            13.7           15.4
Consumer Staples                        8.9             8.9            7.6
Financial Services                     21.1            21.1           22.5
Health Care                            13.4            13.4           13.3
Integrated Oils                         6.3             6.3            4.1
Other Energy                            1.4             1.4            2.0
Materials & Processing                  3.7             3.7            4.0
Producer Durables                       3.9             3.9            4.2
Technology                             13.5            13.5           12.9
Utilities                               7.2             7.2            6.8
Other                                   4.8             4.8            4.7
---------------------------------------------------------------------------

-------------------------
INVESTMENT FOCUS

MARKET CAP          Large
STYLE               Blend
-------------------------
*S&P 500 Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR MID-CAP INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on pages 33-34.

--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              TARGET        WILSHIRE
                               PORTFOLIO      INDEX*            5000
--------------------------------------------------------------------
Number of Stocks                     404         400           5,838
Median Market Cap                  $2.6B       $2.6B          $28.2B
Price/Earnings Ratio               25.2x       25.2x           26.9x
Price/Book Ratio                    2.4x        2.4x            2.9x
Yield                               0.8%        1.3%            1.5%
Return on Equity                   16.1%       16.1%           21.3%
Earnings Growth Rate               11.0%       11.0%            9.6%
Foreign Holdings                    0.0%        0.0%            0.3%
Turnover Rate                      16%**          --              --
Expense Ratio                    0.27%**          --              --
Cash Investments                    0.0%          --              --
--------------------------------------------------------------------

----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Electronic Arts Inc.                            1.1%
 (computer software/services)
Quest Diagnostics, Inc.                         1.0
 (health care)
M & T Bank Corp.                                1.0
 (banking)
SunGard Data Systems, Inc.                      0.9
 (computer software/services)
North Fork Bancorp, Inc.                        0.8
  (banking)
Gilead Sciences, Inc.                           0.8
  (pharmaceuticals)
Affiliated Computer Services, Inc. Class A      0.8
  (computer software/services)
Tyson Foods, Inc.                               0.7
 (foods)
Microchip Technology, Inc.                      0.7
 (electronics)
DST Systems, Inc.                               0.7
 (computer software/services)
----------------------------------------------------
Top Ten                                         8.5%
----------------------------------------------------


------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           TARGET                     WILSHIRE
                         PORTFOLIO         INDEX*      PORTFOLIO          5000
------------------------------------------------------------------------------
R-Squared                     1.00           1.00           0.83          1.00
Beta                          1.01           1.00           1.00          1.00
------------------------------------------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                  TARGET       WILSHIRE
                                  PORTFOLIO       INDEX*           5000
-----------------------------------------------------------------------
Auto & Transportation                  3.5%         3.5%           2.5%
Consumer Discretionary                17.2         17.2           15.4
Consumer Staples                       5.7          5.7            7.6
Financial Services                    23.8         23.8           22.5
Health Care                           11.7         11.7           13.3
Integrated Oils                        0.5          0.5            4.1
Other Energy                           4.8          4.8            2.0
Materials & Processing                 6.6          6.6            4.0
Producer Durables                      4.7          4.7            4.2
Technology                            11.2         11.2           12.9
Utilities                              7.9          7.9            6.8
Other                                  2.4          2.4            4.7
-----------------------------------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP           Medium
STYLE                 Blend
---------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *S&P MidCap 400 Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               BEST       WILSHIRE
                           PORTFOLIO           FIT*           5000
------------------------------------------------------------------
Number of Stocks                  50            577          5,838
Median Market Cap             $67.9B         $52.0B         $28.2B
Price/Earnings Ratio           37.2x          29.3x          26.9x
Price/Book Ratio                3.3x           4.9x           2.9x
Yield                           0.1%           1.0%           1.5%
Return on Equity               23.8%          25.9%          21.3%
Earnings Growth Rate           16.3%          14.7%           9.6%
Foreign Holdings                3.4%           0.0%           0.3%
Turnover Rate                  48%**             --             --
Expense Ratio                0.39%**             --             --
Cash Investments                1.0%             --             --
------------------------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer, Inc.                                   7.3%
 (pharmaceuticals)
Microsoft Corp.                                5.6
 (software)
Citigroup, Inc.                                5.0
 (banking)
American International Group, Inc.             4.5
 (insurance)
Cardinal Health, Inc.                          4.4
 (pharmaceuticals)
Home Depot, Inc.                               4.3
 (retail)
General Electric Co.                           4.1
 (conglomerate)
Johnson & Johnson                              3.7
 (pharmaceuticals)
Kohl's Corp.                                   3.5
 (retail)
Intel Corp.                                    3.4
 (electronics)
---------------------------------------------------
Top Ten                                       45.8%
---------------------------------------------------

-----------------------------------------------------------------------------
VOLATILITY MEASURES
                                     BEST                            WILSHIRE
                  PORTFOLIO          FIT*          PORTFOLIO             5000
-----------------------------------------------------------------------------
R-Squared              0.94          1.00               0.90             1.00
Beta                   1.12          1.00               1.57             1.00
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                    BEST          WILSHIRE
                                    PORTFOLIO       FIT*              5000
--------------------------------------------------------------------------
Auto & Transportation                    0.0%       1.2%              2.5%
Consumer Discretionary                  13.9       16.9              15.4
Consumer Staples                         3.0       10.9               7.6
Financial Services                      19.8       13.1              22.5
Health Care                             26.3       25.0              13.3
Integrated Oils                          0.0        0.1               4.1
Other Energy                             1.8        1.1               2.0
Materials & Processing                   0.0        0.9               4.0
Producer Durables                        3.1        3.1               4.2
Technology                              22.0       20.3              12.9
Utilities                                6.2        0.4               6.8
Other                                    3.9        7.0               4.7
--------------------------------------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP            Large
STYLE                Growth
---------------------------
*Russell 1000 Growth Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
 FOR SMALL COMPANY GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on pages 33-34.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            BEST       WILSHIRE
                             PORTFOLIO      FIT*           5000
---------------------------------------------------------------
Number of Stocks                   526     1,303          5,838
Median Market Cap                $0.7B     $0.7B         $28.2B
Price/Earnings Ratio             47.3x     49.5x          26.9x
Price/Book Ratio                  2.2x      2.9x           2.9x
Yield                             0.1%      0.7%           1.5%
Return on Equity                 12.9%     14.5%          21.3%
Earnings Growth Rate             15.5%     13.6%           9.6%
Foreign Holdings                  6.3%      0.0%           0.3%
Turnover Rate                    61%**        --             --
Expense Ratio                  0.55%**        --             --
Cash Investments                  5.3%        --             --
---------------------------------------------------------------


------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

DENTSPLY International Inc.                 1.6%
 (medical)
Henry Schein, Inc.                          1.5
 (medical)
CONMED Corp.                                1.4
 (medical)
Jefferies Group, Inc.                       1.4
 (securities brokers and services)
Mettler-Toledo International Inc.           1.4
 (electronics)
Heartland Express, Inc.                     1.3
 (transportation)
Brunswick Corp.                             1.2
 (automotive and transport)
Trammell Crow Co.                           1.2
 (real estate)
Mentor Corp.                                1.2
 (medical)
Stage Stores, Inc.                          1.2
 (retail)
------------------------------------------------
Top Ten                                    13.4%
------------------------------------------------

----------------------------------------------------------------------
VOLATILITY MEASURES
                                      BEST                    WILSHIRE
                      PORTFOLIO       FIT*      PORTFOLIO         5000
----------------------------------------------------------------------
R-Squared                  0.92       1.00           0.49         1.00
Beta                       0.90       1.00           1.28         1.00
----------------------------------------------------------------------

---------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                          BEST   WILSHIRE
                            PORTFOLIO     FIT*       5000
---------------------------------------------------------
Auto & Transportation            6.0%     2.4%       2.5%
Consumer Discretionary          28.6     20.7       15.4
Consumer Staples                 0.8      2.5        7.6
Financial Services              10.6     16.0       22.5
Health Care                     20.7     18.6       13.3
Integrated Oils                  0.0      0.0        4.1
Other Energy                     2.8      4.5        2.0
Materials & Processing           5.1      5.6        4.0
Producer Durables                7.7      8.8        4.2
Technology                      15.3     18.3       12.9
Utilities                        0.9      2.2        6.8
Other                            1.5      0.4        4.7
---------------------------------------------------------

-----------------------
INVESTMENT FOCUS

MARKET CAP        Small
STYLE            Growth
-----------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

 *Russell 2000 Growth Index.
**Annualized.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
  FOR INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on pages 33-34.


-------------------------------------------
PORTFOLIO CHARACTERISTICS
                                       MSCI
                       PORTFOLIO       EAFE
-------------------------------------------
Number of Stocks             125      1,021
Turnover Rate               34%*         --
Expense Ratio             0.54%*         --
Cash Investments            3.1%         --
-------------------------------------------

------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ING Groep NV                                6.1%
 (insurance)
Samsung Electronics Co. Ltd.                4.3
 (electronics)
Nestle SA (Registered)                      3.1
 (food, beverage, and tobacco)
Suez SA                                     2.5
 (utilities)
Bank of Ireland                             2.4
 (banking)
HBOS PLC                                    2.4
 (banking)
AstraZeneca Group PLC                       2.3
 (pharmaceuticals)
BNP Paribas SA                              2.2
 (banking)
L'Air Liquide SA (Registered)               2.0
 (chemicals)
East Japan Railway Co.                      1.8
 (transportation)
------------------------------------------------
Top Ten                                    29.1%
------------------------------------------------

------------------------------------
VOLATILITY MEASURES
                                MSCI
                  PORTFOLIO     EAFE
------------------------------------
R-Squared              0.89     1.00
Beta                   1.01     1.00
------------------------------------

---------------------------
ALLOCATION BY REGION

EMERGING MARKETS        10%
EUROPE                  69%
PACIFIC                 21%
---------------------------
*Annualized.

------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                                            MSCI
                           PORTFOLIO        EAFE
------------------------------------------------
EUROPE
United Kingdom                 20.5%       26.6%
France                         15.7         9.6
Netherlands                    11.1         6.0
Switzerland                     6.3         8.1
Ireland                         4.2         0.8
Sweden                          3.1         1.9
Italy                           2.2         3.6
Germany                         2.2         7.1
Spain                           1.4         3.0
Denmark                         1.0         0.8
Belgium                         0.8         1.0
Finland                         0.7         1.7
Austria                         0.0         0.1
Greece                          0.0         0.4
Norway                          0.0         0.5
Portugal                        0.0         0.3
------------------------------------------------
Subtotal                       69.2%       71.5%
------------------------------------------------
PACIFIC
Japan                          14.1%       21.8%
Hong Kong                       4.4         1.6
Singapore                       2.2         0.8
Australia                       0.0         4.2
New Zealand                     0.0         0.1
------------------------------------------------
Subtotal                       20.7%       28.5%
------------------------------------------------
EMERGING MARKETS
South Korea                     5.8%          --
Taiwan                          2.1           --
Mexico                          1.5           --
Brazil                          0.5           --
Indonesia                       0.2           --
------------------------------------------------
Subtotal                       10.1%          --
------------------------------------------------
Total                         100.0%      100.0%
------------------------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                          PORTFOLIO INFORMATION.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
 FOR REIT INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on pages 33-34.

------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                        WILSHIRE
                           PORTFOLIO        5000
------------------------------------------------
Number of Stocks                 108       5,838
Median Market Cap              $2.6B      $28.2B
Price/Earnings Ratio           22.9x       26.9x
Price/Book Ratio                1.7x        2.9x
Yield                          6.2%*        1.5%
Return on Equity               11.1%       21.3%
Earnings Growth Rate           10.7%        9.6%
Foreign Holdings                0.0%        0.3%
Turnover Rate                   7%**          --
Expense Ratio                0.37%**          --
Cash Investments                1.9%          --
------------------------------------------------

------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT         8.2%
Equity Residential REIT                     5.1
Simon Property Group, Inc. REIT             4.2
Vornado Realty Trust REIT                   3.2
Archstone-Smith Trust REIT                  3.1
ProLogis REIT                               3.0
Apartment Investment & Management Co.
  Class A REIT                              2.9
Public Storage, Inc. REIT                   2.8
Duke Realty Corp. REIT                      2.5
Boston Properties, Inc. REIT                2.4
------------------------------------------------
Top Ten                                    37.4%
------------------------------------------------

------------------------------------------------
VOLATILITY MEASURES
                                        WILSHIRE
                           PORTFOLIO        5000
------------------------------------------------
R-Squared                       0.01        1.00
Beta                            0.06        1.00
------------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP            Small
STYLE                 Value
---------------------------

------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Apartments                     22.9%
Office                         21.3
Retail                         23.2
Industrial                     13.8
Diversified                    13.0
Hotels                          5.8
------------------------------------
Total                         100.0%
------------------------------------

*This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

     AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
     AVERAGE DURATION. An estimate of how much the value of the bonds held by a portfolio will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
     AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
     AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
     BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
     CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
     EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------
     EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
     FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
     MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
     PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
     PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

     R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" or target index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
     RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
     TURNOVER RATE. An indication of the portfolio's trading activity. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
     YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
     YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a portfolio were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES AS OF JUNE 30, 2002

All of the data on this and the following pages represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


BALANCED PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1991-JUNE 30, 2002

                    BALANCED             COMPOSITE STOCK/
                   PORTFOLIO                  BOND INDEX*

1992                     7.2                          8.0
1993                    13.2                         11.1
1994                    -0.6                         -1.2
1995                    32.4                         33.7
1996                    16.2                         15.1
1997                    23.1                         26.3
1998                    12.0                         22.7
1999                     4.3                         10.6
2000                    10.4                         -2.2
2001                     4.4                         -4.1
2002**                  -1.5                         -7.5
--------------------------------------------------------------------------------
*65% S&P 500 Index; 35% Lehman Long Credit AA or Better Bond Index through March 31, 2000; 35% Lehman Credit A or Better Index thereafter.
**Six months ended June 30, 2002.
Note: See Financial Highlights table on page 52 for dividend and capital gains information.


EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 7, 1993-JUNE 30, 2002

               EQUITY INCOME                 RUSSELL 1000
                   PORTFOLIO                  VALUE INDEX

1993                    5.2%                         5.6%
1994                   -1.2                         -2.0
1995                   38.9                         38.3
1996                   18.7                         21.6
1997                   34.4                         35.2
1998                   17.6                         15.6
1999                   -2.5                          7.3
2000                   11.4                          7.0
2001                   -3.5                         -5.6
2002*                  -4.2                         -4.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 53 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                               TEN YEARS
                                           ONE    FIVE -----------------------
                         INCEPTION DATE   YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Balanced Portfolio            5/23/1991 -0.53%   7.72%    7.37%   4.21%   11.58%
--------------------------------------------------------------------------------
Equity Income Portfolio        6/7/1993 -5.80%   6.21%   8.50%*  3.16%*  11.66%*
--------------------------------------------------------------------------------
*Return since inception.

DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-JUNE 30, 2002

           DIVERSIFIED VALUE                S&P 500/BARRA
                   PORTFOLIO                  VALUE INDEX


1999                  -13.1%                        11.7%
2000                   26.0                          6.1
2001                    0.8                        -11.7
2002*                  -1.4                         -9.5
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 54 for dividend information.


EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1991-JUNE 30, 2002

                EQUITY INDEX                      S&P 500
                   PORTFOLIO                        INDEX

1992                    7.4%                         7.6%
1993                    9.8                         10.1
1994                    1.1                          1.3
1995                   37.4                         37.6
1996                   22.9                         23.0
1997                   33.2                         33.4
1998                   28.7                         28.6
1999                   21.0                         21.0
2000                   -9.0                         -9.1
2001                  -12.0                        -11.9
2002*                 -13.2                       - 13.2
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 55 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                              TEN YEARS
                                           ONE    FIVE -------------------------
                        INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Diversified Value Portfolio   2/8/1999  -7.92%  2.52%*       --      --       --
--------------------------------------------------------------------------------
Equity Index Portfolio       4/29/1991 -18.11%  3.63%     9.38%   1.94%   11.32%
--------------------------------------------------------------------------------
*Return since inception.

MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-JUNE 30, 2002


               MID-CAP INDEX                   S&P MIDCAP
                   PORTFOLIO                    400 INDEX

1999                  25.00%                       24.20%
2000                   17.9                         17.5
2001                   -0.5                         -0.6
2002*                  -3.3                         -3.2
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 56 for dividend and capital gains information.


GROWTH PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 7, 1993-JUNE 30, 2002

                      GROWTH                 RUSSELL 1000
                   PORTFOLIO                 GROWTH INDEX

1993                    6.0%                         7.1%
1994                    4.3                          2.7
1995                   38.3                         37.2
1996                   26.9                         23.1
1997                   26.6                         30.5
1998                   40.8                         38.7
1999                   22.4                         33.2
2000                  -20.0                        -22.4
2001                  -31.8                        -20.4
2002*                 -27.0                        -20.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.

Note: See Financial Highlights table on page 57 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                              SINCE INCEPTION
                                           ONE    FIVE -------------------------
                        INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio       2/9/1999  -4.73% 10.86%*       --      --       --
--------------------------------------------------------------------------------
Growth Portfolio              6/7/1993 -32.76%  -5.92%    5.16%   0.76%    5.92%
--------------------------------------------------------------------------------
*Return since inception.

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-JUNE 30, 2002

               SMALL COMPANY                 RUSSELL 2000
            GROWTH PORTFOLIO                 GROWTH INDEX

1996                   -2.5%                        -5.3%
1997                   13.3                         12.9
1998                    7.9                          1.2
1999                   61.3                         43.1
2000                   15.8                        -22.4
2001                    5.6                         -9.2
2002*                 -11.8                        -17.3
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 58 for dividend and capital gains information.


INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1994-JUNE 30, 2002


               INTERNATIONAL                    MSCI EAFE
                   PORTFOLIO                        INDEX

1994                    1.6%                        -1.0%
1995                   15.9                         11.2
1996                   14.6                          6.0
1997                    3.3                          1.8
1998                   18.8                         20.0
1999                   25.4                         27.0
2000                   -6.7                        -14.2
2001                  -18.6                        -21.4
2002**                 -3.7                         -1.6
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 59 for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                              SINCE INCEPTION
                                           ONE    FIVE -------------------------
                        INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Small Company Growth
 Portfolio                    6/3/1996 -11.48%  15.57%   12.14%   0.63%   12.77%
--------------------------------------------------------------------------------
International Portfolio       6/3/1994  -8.75%  -0.67%    3.88%   1.43%    5.31%
--------------------------------------------------------------------------------

REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-JUNE 30, 2002

                  REIT INDEX               MORGAN STANLEY
                   PORTFOLIO                   REIT INDEX

1999                   -2.3%                        -2.2%
2000                   26.3                         26.8
2001                   12.1                         12.8
2002*                  13.0                         13.5
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 60 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

                                                          SINCE INCEPTION
                                              ONE   ----------------------------
                          INCEPTION DATE     YEAR   CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------
REIT Index Portfolio            2/9/1999   15.26%    11.06%      3.06%    14.12%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  JUNE 30, 2002 (UNAUDITED)

The Statement of Net Assets--an integral part of the Financial Statements for each of the Vanguard Variable Insurance Fund Balanced and Stock portfolios--is included as an insert to this report. Statement of Operations

This Statement shows the types of income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

-----------------------------------------------------------------------------------------------------
                            BALANCED        EQUITY INCOME      DIVERSIFIED VALUE         EQUITY INDEX
                            PORTFOLIO           PORTFOLIO              PORTFOLIO            PORTFOLIO
                            -------------------------------------------------------------------------
                                           SIX MONTHS ENDED JUNE 30, 2002
                            -------------------------------------------------------------------------
                                (000)               (000)                  (000)                (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                   $ 4,771             $ 4,432                $ 2,186              $ 8,641
  Interest                      7,668                  88                     75                   31
  Security Lending                 28                  --                     --                    7
-----------------------------------------------------------------------------------------------------
    Total Income               12,467               4,520                  2,261                8,679
-----------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                       311                 177                    117                   13
  Performance Adjustment           55                  --                     16                   --
The Vanguard Group--Note C
  Management and Administrative   675                 419                    268                  909
  Marketing and Distribution       52                  22                     14                   88
Custodian Fees                      9                   3                      1                   29
Auditing Fees                       6                   6                      6                    6
Shareholders' Reports              25                  20                     10                   44
Trustees' Fees and Expenses        --                  --                     --                    1
-----------------------------------------------------------------------------------------------------
  Total Expenses                1,133                 647                    432                1,090
  Expenses Paid Indirectly
    --Note D                      (5)                 (2)                     --                   --
-----------------------------------------------------------------------------------------------------
  Net Expenses                  1,128                 645                    432                1,090
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME          11,339               3,875                  1,829                7,589
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold    7,578               1,170                (9,021)               12,373
  Futures Contracts                --                  --                     --                (420)
  Foreign Currencies and Forward
    Currency Contracts             --                  --                     --                   --
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)        7,578               1,170                (9,021)               11,953
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
  Investment Securities      (31,217)            (20,361)                  3,794            (185,930)
  Futures Contracts                --                  --                     --                 (94)
  Foreign Currencies and
    Forward Currency Contracts     --                  --                     --                   --
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)              (31,217)            (20,361)                  3,794            (186,024)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  $(12,300)          $(15,316)               $(3,398)           $(166,482)
=====================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                           SMALL COMPANY
                                MID-CAP INDEX              GROWTH                 GROWTH        INTERNATIONAL
                                    PORTFOLIO           PORTFOLIO              PORTFOLIO            PORTFOLIO
                                -----------------------------------------------------------------------------
                                                         SIX MONTHS ENDED JUNE 30, 2002
                                -----------------------------------------------------------------------------
                                        (000)               (000)                  (000)                (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                          $ 1,452             $ 1,667                  $ 668              $ 2,926
  Interest                                 14                  52                    460                   65
  Security Lending                          4                  26                     63                   76
-------------------------------------------------------------------------------------------------------------
    Total Income                 1,470                1,745      1,191           3,067
-------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                13                 286                    385                  158
  Performance Adjustment                   --                  --                    140                   78
The Vanguard Group--Note C
  Management and Administrative           298                 586                    768                  313
  Marketing and Distribution               20                  41                     34                   19
Custodian Fees                             29                   6                     15                   79
Auditing Fees                               6                   6                      6                    7
Shareholders' Reports                      16                  37                     24                   21
Trustees' Fees and Expenses                --                  --                     --                   --
-------------------------------------------------------------------------------------------------------------
    Total Expenses                        382                 962                  1,372                  675
    Expenses Paid Indirectly--Note D       --                (31)                     --                   --
-------------------------------------------------------------------------------------------------------------
    Net Expenses                          382                 931                  1,372                  675
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            1,088                 814                  (181)                2,392
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold            2,973           (100,616)                  5,027              (6,568)
  Futures Contracts                      (19)                  --                  (584)                   --
  Foreign Currencies and
    Forward Currency Contracts             --                  --                     --                3,186
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                2,954           (100,616)                  4,443              (3,382)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
  Investment Securities              (17,794)            (51,235)               (66,920)              (4,699)
  Futures Contracts                      (25)                  --                  (397)                   --
  Foreign Currencies and
    Forward Currency Contracts             --                  --                     --              (3,964)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                   (17,819)            (51,235)               (67,317)              (8,663)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS       $(13,777)          $(151,037)              $(63,055)             $(9,653)
=============================================================================================================
*Dividends for the International Portfolio are net of foreign withholding taxes of $375,000.

--------------------------------------------------------------------------------
                                                           REIT INDEX PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 3,398
  Interest                                                                   32
  Security Lending                                                            1
--------------------------------------------------------------------------------
     Total Income                                                         3,431
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee 13
  Performance Adjustment --
The Vanguard Group--Note C
  Management and Administrative 207
  Marketing and Distribution 9
  Custodian Fees 13
  Auditing Fees 6
  Shareholders' Reports 6
  Trustees' Fees and Expenses --
--------------------------------------------------------------------------------
     Total Expenses                                                         254
     Expenses Paid Indirectly--Note D                                        --
--------------------------------------------------------------------------------
     Net Expenses                                                           254
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,177
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              1,342
  Futures Contracts                                                          --
  Foreign Currencies and Forward Currency Contracts                          --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  1,342
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  12,445
  Futures Contracts                                                          --
  Foreign Currencies and Forward Currency Contracts                          --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         12,445
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $16,964
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------
                                                      BALANCED PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $ 11,339                   $ 5,312            $ 21,343
  Realized Net Gain (Loss)                       7,578                   (2,770)              26,378
  Change in Unrealized Appreciation
    (Depreciation)                            (31,217)                    42,203            (32,360)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                (12,300)                    44,745              15,361
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                       (26,953)                        --            (21,690)
  Realized Capital Gain**                     (26,311)                        --            (28,920)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (53,264)                        --            (50,610)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        91,962                    33,818             183,550
  Issued in Lieu of Cash Distributions          53,264                        --              50,610
  Redeemed                                    (31,949)                  (17,218)            (75,020)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                        113,277                    16,600             159,140
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   47,713                    61,345             123,891

----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          696,996                   635,651             511,760
----------------------------------------------------------------------------------------------------
  End of Period                               $744,709                  $696,996            $635,651
====================================================================================================
1SHARES ISSUED (REDEEMED)
  Issued                                         5,558                     2,037              11,062
  Issued in Lieu of Cash Distributions           3,250                        --               3,345
  Redeemed                                     (1,949)                   (1,042)             (4,583)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                                 6,859                       995               9,824
----------------------------------------------------------------------------------------------------
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
**  Includes  short-term  gain  distributions   totaling  $2,353,000,   $0,  and
$1,506,000, respectively.  Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      EQUITY INCOME PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 3,875                   $ 1,889             $ 7,536
  Realized Net Gain (Loss)                       1,170                       271               1,423
  Change in Unrealized Appreciation
    (Depreciation)                            (20,361)                     6,381             (7,291)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
     Assets Resulting from Operations         (15,316)                     8,541               1,668
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (9,598)                        --             (8,874)
  Realized Capital Gain                        (1,600)                        --            (21,268)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (11,198)                        --            (30,142)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        27,144                    15,626              62,462
  Issued in Lieu of Cash Distributions          11,198                        --              30,142
  Redeemed                                    (20,675)                  (10,707)            (51,793)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                         17,667                     4,919              40,811
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                  (8,847)                    13,460              12,337
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          347,946                   334,486             322,149
----------------------------------------------------------------------------------------------------
  End of Period                               $339,099                  $347,946            $334,486
====================================================================================================

1Shares Issued (Redeemed)
  Issued                                         1,382                       799               3,106
  Issued in Lieu of Cash Distributions             554                        --               1,549
  Redeemed                                     (1,072)                     (549)             (2,597)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                    864                       250               2,058
====================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.

----------------------------------------------------------------------------------------------------
                                                     DIVERSIFIED VALUE PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 1,829                     $ 860             $ 2,445
  Realized Net Gain (Loss)                     (9,021)                       909               2,536
  Change in Unrealized Appreciation
    (Depreciation)                               3,794                     6,281            (12,365)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations           (3,398)                     8,050             (7,384)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (3,385)                        --             (1,064)
  Realized Capital Gain                             --                        --                 --
----------------------------------------------------------------------------------------------------
    Total Distributions                        (3,385)                        --             (1,064)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        35,202                    18,485             163,175
  Issued in Lieu of Cash Distributions           3,385                        --               1,064
  Redeemed                                    (19,176)                  (15,723)            (39,954)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                          19,411                     2,762             124,285
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   12,628                    10,812             115,837
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          174,059                   163,247              47,410
----------------------------------------------------------------------------------------------------
  End of Period                               $186,687                  $174,059            $163,247
====================================================================================================

1Shares Issued (Redeemed)
  Issued                                         3,290                     1,779              14,869
  Issued in Lieu of Cash Distributions             306                        --                 112
  Redeemed                                     (1,830)                   (1,515)             (3,728)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  1,766                       264              11,253
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

----------------------------------------------------------------------------------------------------
                                                      EQUITY INDEX PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 7,589                   $ 3,716            $ 14,756
  Realized Net Gain (Loss)                     11,953                     15,713              55,650
  Change in Unrealized Appreciation
    (Depreciation)                           (186,024)                    98,180           (476,015)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations               (166,482)                   117,609           (405,609)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                       (18,757)                        --            (15,628)
  Realized Capital Gain**                     (71,403)                        --            (14,026)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (90,160)                        --            (29,654)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                       113,118                    49,302             253,273
  Issued in Lieu of Cash Distributions          90,160                        --              29,654
  Redeemed                                    (80,704)                  (52,628)           (243,667)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                         122,574                    (3,326)             39,260
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                (134,068)                   114,283           (396,003)
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        1,225,234                 1,110,951           1,506,954
----------------------------------------------------------------------------------------------------
  End of Period                             $1,091,166                $1,225,234          $1,110,951
====================================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         3,985                     1,703               7,855
  Issued in Lieu of Cash Distributions           3,180                        --                 837
  Redeemed                                     (2,951)                   (1,833)             (7,637)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                                 4,214                     (130)               1,055
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions totaling $0, $0, and $2,805,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      MID-CAP INDEX PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 1,088                     $ 479             $ 1,733
  Realized Net Gain (Loss)                       2,954                     2,270              12,952
  Change in Unrealized Appreciation
    (Depreciation)                            (17,819)                    34,791            (61,613)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                 (13,777)                    37,540            (46,928)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (2,261)                        --             (1,079)
  Realized Capital Gain**                     (15,414)                        --            (13,490)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (17,675)                        --            (14,569)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                       90,299                     17,295             133,417
  Issued in Lieu of Cash Distributions          17,675                       --               14,569
  Redeemed                                    (19,781)                  (11,615)            (70,943)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                          88,193                     5,680              77,043
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   56,741                    43,220              15,546
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          250,871                   207,651             192,105
----------------------------------------------------------------------------------------------------
  End of Period                               $307,612                  $250,871            $207,651
====================================================================================================

1Shares Issued (Redeemed)
  Issued                                         6,855                     1,390              10,217
  Issued in Lieu of Cash Distributions           1,342                        --               1,127
  Redeemed                                     (1,550)                     (951)             (5,659)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  6,647                       439               5,685
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

**  Includes  short-term  gain  distributions   totaling  $4,624,000,   $0,  and
$10,860,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      GROWTH PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 814                     $ 407             $ 1,504
  Realized Net Gain (Loss)                   (100,616)                   (4,700)           (176,870)
  Change in Unrealized Appreciation
    (Depreciation)                            (51,235)                   102,087           (552,672)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                (151,037)                    97,794           (728,038)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (2,010)                        --             (3,346)
  Realized Capital Gain**                     (28,145)                        --           (236,051)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (30,155)                        --           (239,397)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        19,415                    23,192             158,712
  Issued in Lieu of Cash Distributions          30,155                        --             239,397
  Redeemed                                    (85,313)                  (27,201)           (232,342)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                        (35,743)                   (4,009)             165,767
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                (216,935)                    93,785           (801,668)
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          594,293                   500,508           1,302,176
----------------------------------------------------------------------------------------------------
  End of Period                               $377,358                  $594,293           $ 500,508
====================================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         1,522                     1,664               8,493
  Issued in Lieu of Cash Distributions           2,369                        --               9,260
  Redeemed                                     (7,127)                   (1,977)            (13,147)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                (3,236)                     (313)       4,606
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions totaling $0, $0, and $6,877,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      SMALL COMPANY GROWTH PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                 $ (181)                     $ 300             $ 3,228
  Realized Net Gain (Loss)                       4,443                     7,983               9,104
  Change in Unrealized Appreciation
    (Depreciation)                            (67,317)                    85,314           (101,148)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                 (63,055)                    93,597            (88,816)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (3,826)                        --             (3,627)
  Realized Capital Gain**                     (16,578)                        --           (126,815)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (20,404)                        --         (130,442)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        71,709                    26,413             131,688
  Issued in Lieu of Cash Distributions          20,404                        --             130,442
  Redeemed                                    (30,534)                  (16,549)           (132,434)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                          61,579                     9,864             129,696
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                 (21,880)                   103,461            (89,562)
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          493,525                   390,064             479,626
----------------------------------------------------------------------------------------------------
  End of Period                               $471,645                  $493,525            $390,064
====================================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         4,566                     1,747               8,419
  Issued in Lieu of Cash Distributions           1,309                        --               8,609
  Redeemed                                     (2,016)                   (1,123)             (8,790)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  3,859                       624               8,238
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions totaling $0, $0, and $85,283,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      INTERNATIONAL PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 2,392                      $ 77             $ 4,392
  Realized Net Gain (Loss)                     (3,382)                  (13,560)              10,109
  Change in Unrealized Appreciation
    (Depreciation)                             (8,663)                    42,720           (109,783)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations           (9,653)                    29,237            (95,282)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (5,798)                        --             (5,054)
  Realized Capital Gain**                      (8,387)                        --            (28,851)
----------------------------------------------------------------------------------------------------
    Total Distributions                       (14,185)                        --            (33,905)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        28,107                    11,342              63,182
  Issued in Lieu of Cash Distributions          14,185                        --              33,905
  Redeemed                                    (29,155)                  (16,480)            (98,517)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                         13,137                   (5,138)             (1,430)
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                 (10,701)                    24,099           (130,617)
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          258,179                   234,080             364,697
----------------------------------------------------------------------------------------------------
  End of Period                               $247,478                  $258,179            $234,080
====================================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         2,389                       966               4,514
  Issued in Lieu of Cash Distributions           1,211                        --               2,313
  Redeemed                                     (2,472)                   (1,404)             (7,019)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  1,128                     (438)               (192)
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions totaling $0, $0, and $3,264,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

----------------------------------------------------------------------------------------------------
                                                      REIT INDEX PORTFOLIO
                                           ---------------------------------------------------------
                                            SIX MONTHS                                          YEAR
                                                 ENDED                 OCT. 1 TO               ENDED
                                         JUNE 30, 2002            DEC. 31, 2001*      SEPT. 30, 2001
                                                 (000)                     (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 3,177                   $ 1,377             $ 3,677
  Realized Net Gain (Loss)                       1,342                     (469)               1,430
  Change in Unrealized Appreciation
    (Depreciation)                              12,445                     3,184                 852
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations            16,964                     4,092               5,959
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                        (4,734)                        --             (1,843)
  Realized Capital Gain**                      (1,610)                        --               (199)
----------------------------------------------------------------------------------------------------
    Total Distributions                        (6,344)                        --             (2,042)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        78,889                    15,678              54,600
  Issued in Lieu of Cash Distributions           6,344                        --               2,042
  Redeemed                                     (8,661)                   (8,062)            (23,326)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                          76,572                     7,616              33,316
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   87,192                    11,708              37,233
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           95,935                    84,227              46,994
----------------------------------------------------------------------------------------------------
  End of Period                               $183,127                   $95,935             $84,227
====================================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         5,866                     1,243               4,486
  Issued in Lieu of Cash Distributions             479                        --                 180
  Redeemed                                       (648)                     (650)             (1,945)
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                  5,697                       593               2,721
====================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Includes short-term gain distributions totaling $189,000, $0, and $99,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $16.98            $15.87      $16.93     $17.41   $17.73     $17.97   $14.81
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .210               .12         .54        .71      .63        .63      .60
  Net Realized and Unrealized Gain (Loss)
    on Investments                              (.395)               .99         .08        .26      .95        .56     3.31
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (.185)              1.11         .62        .97     1.58       1.19     3.91
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.630)                --       (.72)      (.64)    (.62)      (.60)    (.19)
  Distributions from Realized Capital Gains     (.615)                --       (.96)      (.81)   (1.28)     (.83)     (.56)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        (1.245)                --      (1.68)     (1.45)   (1.90)     (1.43)    (.75)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $15.55             $16.98      $15.87     $16.93   $17.41     $17.73   $17.97
============================================================================================================================

TOTAL RETURN                                    -1.47%             6.99%       4.15%      5.91%    9.44%      7.26%   27.60%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $745              $697        $636       $512      $599      $553     $468
  Ratio of Total Expenses to Average
    Net Assets                                 0.31%**           0.30%**       0.29%      0.25%    0.29%      0.31%    0.32%
Ratio of Net Investment Income to Average
    Net Assets                                 3.10%**           3.15%**       3.53%      3.98%    3.58%      3.72%    3.96%
Portfolio Turnover Rate                          22%**                4%         27%        28%      24%        31%      25%
============================================================================================================================

* The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Annualized.

EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $19.79            $19.30      $21.09     $21.10   $19.69     $18.50   $13.71
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .20               .10         .44        .58      .51       .490      .42
  Net Realized and Unrealized Gain (Loss)
    on Investments                               (.97)               .39       (.26)        .08     1.50      1.475     4.69
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             (.77)               .49         .18        .66     2.01      1.965     5.11
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.54)                --       (.58)      (.52)     (.49)    (.400)     (.15)
  Distributions from Realized Capital
    Gains                                        (.09)                --      (1.39)      (.15)    (.11)     (.375)    (.17)
----------------------------------------------------------------------------------------------------------------------------
    Total  Distributions                         (.63)                --       (1.97)     (.67)    (.60)     (.775)    (.32)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $18.39            $19.79      $19.30     $21.09   $21.10     $19.69   $18.50
============================================================================================================================

TOTAL RETURN                                    -4.18%             2.54%       0.78%      3.06%   10.36%     11.19%   38.05%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $339              $348        $334       $322     $429       $375     $271
  Ratio of Total Expenses to
    Average Net Assets                         0.37%**           0.32%**       0.33%      0.31%    0.33%      0.36%    0.37%
  Ratio of Net Investment Income to
    Average Net Assets                         2.21%**           2.20%**       2.21%      2.44%    2.44%      2.69%    3.11%
  Portfolio Turnover Rate                         2%**                0%          1%         8%       6%         6%       8%
============================================================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Annualized.

DIVERSIFIED VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED           FEB. 8** TO
                                                               OCT. 1 TO                   SEPTEMBER 30,            SEP. 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,               ---------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*                   2001     2000                1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.66            $10.16                 $ 9.85    $9.31              $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .09               .06                    .16      .21                 .11
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (.23)               .44                    .36      .45               (.80)
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             (.14)               .50                    .52      .66               (.69)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.20)                --                  (.21)    (.12)                  --
  Distributions from Realized Capital Gains         --                --                     --       --                  --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (.20)                --                  (.21)    (.12)                  --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $10.32            $10.66                 $10.16    $9.85              $ 9.31
============================================================================================================================

TOTAL RETURN                                    -1.44%             4.92%                  5.42%    7.18%              -6.90%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $187              $174                   $163      $47                 $42
  Ratio of Total Expenses to
    Average Net Assets                          0.47%+            0.48%+                  0.45%    0.45%              0.37%+
  Ratio of Net Investment Income to
    Average Net Assets                          1.99%+            2.03%+                  2.19%    2.67%              2.38%+
  Portfolio Turnover Rate                         23%+                4%                    29%      42%                 18%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Inception.
+ Annualized.

EQUITY INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $29.91            $27.03      $37.64     $33.85   $26.94     $25.32   $18.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .149               .10         .36        .38      .37        .37      .34
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (3.794)              2.78     (10.23)       4.12     7.04       1.83     6.94
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations           (3.645)              2.88      (9.87)       4.50     7.41       2.20     7.28
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.440)                --       (.39)      (.38)    (.37)      (.34)    (.19)
  Distributions from Realized Capital Gains    (1.675)                --       (.35)      (.33)    (.13)      (.24)    (.09)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                        (2.115)                --       (.74)      (.71)    (.50)      (.58)    (.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $24.15            $29.91      $27.03     $37.64   $33.85     $26.94   $25.32
============================================================================================================================

TOTAL RETURN                                   -13.23%            10.65%     -26.69%     13.43%   27.84%      8.97%   40.31%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $1,091            $1,225      $1,111     $1,507   $1,365       $920     $718
  Ratio of Total Expenses to
    Average Net Assets                         0.18%**           0.18%**       0.17%      0.16%    0.18%      0.20%    0.23%
  Ratio of Net Investment Income to
    Average Net Assets                         1.27%**           1.24%**       1.11%      1.01%    1.21%      1.48%    1.78%
  Portfolio Turnover Rate                         7%**                3%          8%        11%       4%         1%       1%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Annualized.

MID-CAP INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED           FEB. 8** TO
                                                               OCT. 1 TO                   SEPTEMBER 30,            SEP. 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,               ---------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*                   2001     2000                1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $13.23            $11.21                 $14.97   $10.65              $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .04               .02                    .09      .08                 .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                               (.40)              2.00                 (2.77)     4.49                 .61
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             (.36)              2.02                 (2.68)     4.57                 .65
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.11)                --                  (.08)    (.05)                  --
  Distributions from Realized Capital Gains      (.75)                --                 (1.00)    (.20)                  --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (.86)                --                 (1.08)    (.25)                  --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $12.01            $13.23                 $11.21   $14.97              $10.65
============================================================================================================================

TOTAL RETURN                                    -3.29%            18.02%                -18.86%   43.77%               6.50%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $308              $251                   $208     $192                 $54
  Ratio of Total Expenses to
    Average Net Assets                          0.27%+            0.30%+                  0.28%    0.28%              0.24%+
  Ratio of Net Investment Income to
    Average Net Assets                          0.76%+            0.83%+                  0.77%    0.90%              1.03%+
  Portfolio Turnover Rate                         16%+                9%                    36%      43%                 24%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
+ Annualized.

GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $14.37            $12.01      $35.14     $28.96   $24.33     $21.51   $17.58
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .03               .01         .04       .080      .16        .16     .190
  Net Realized and Unrealized Gain (Loss)
    on Investments                              (3.75)              2.35     (16.73)      7.795     6.16       3.43    4.615
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (3.72)              2.36     (16.69)      7.875     6.32       3.59    4.805
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.05)                --       (.09)     (.160)    (.16)      (.20)   (.180)
  Distributions from Realized Capital Gains      (.70)                --      (6.35)    (1.535)   (1.53)      (.57)   (.695)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (.75)                --      (6.44)    (1.695)   (1.69)      (.77)   (.875)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 9.90            $14.37      $12.01     $35.14   $28.96     $24.33   $21.51
============================================================================================================================

TOTAL RETURN                                   -27.05%            19.65%     -57.31%     28.25%   27.27%    17.37%    28.76%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $377              $594        $501     $1,302     $953       $631     $460
  Ratio of Total Expenses to
    Average Net Assets                         0.39%**           0.39%**       0.33%      0.31%    0.35%      0.39%    0.38%
  Ratio of Net Investment Income to
    Average Net Assets                         0.33%**           0.28%**       0.18%      0.24%    0.59%      0.74%    1.12%
  Portfolio Turnover Rate                        48%**               12%        136%        81%      50%        48%      38%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Annualized.

SMALL COMPANY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $16.43            $13.26      $22.66     $12.87   $ 9.53     $11.97   $ 9.84
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                   (.01)               .01         .11        .17      .06        .06      .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                              (1.86)              3.16      (3.40)       9.69     3.35     (2.46)     2.13
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (1.87)              3.17      (3.29)       9.86     3.41     (2.40)     2.17
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.12)                --       (.17)      (.07)    (.06)      (.04)    (.04)
  Distributions from Realized Capital Gains      (.52)                --      (5.94)         --    (.01)         --       --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (.64)                --      (6.11)      (.07)    (.07)      (.04)    (.04)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $13.92            $16.43      $13.26     $22.66   $12.87     $ 9.53   $11.97
============================================================================================================================

TOTAL RETURN                                   -11.80%            23.91%     -17.87%     76.97%   35.98%    -20.10%   22.16%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $472              $494        $390       $480     $168       $111     $133
  Ratio of Total Expenses to
    Average Net Assets                         0.55%**           0.51%**       0.50%      0.46%    0.49%      0.42%    0.39%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                       (0.07)%**           0.27%**       0.71%      0.98%    0.58%      0.54%    0.67%
  Portfolio Turnover Rate                        61%**               16%         73%       125%      85%       106%      72%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Annualized.

INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                               OCT.1 TO         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,     -----------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*        2001       2000     1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $12.37            $10.98      $16.96     $15.58   $12.96     $14.55   $12.74
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .113               .01         .27        .25      .23        .21      .17
  Net Realized and Unrealize Gain (Loss)
    on Investments                              (.548)              1.38      (4.64)       1.80     2.59     (1.48)     2.10
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations            (.435)              1.39      (4.37)       2.05     2.82     (1.27)     2.27
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.280)                --       (.24)      (.21)    (.20)      (.18)    (.14)
  Distributions from Realized Capital Gains     (.405)                --      (1.37)      (.46)       --      (.14)    (.32)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                         (.685)                --      (1.61)      (.67)    (.20)      (.32)    (.46)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $11.25            $12.37      $10.98     $16.96   $15.58     $12.96   $14.55
============================================================================================================================

TOTAL RETURN                                    -3.73%            12.66%     -28.15%     13.62%   21.97%     -8.74%   18.55%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $247              $258        $234       $365     $272       $217     $246
  Ratio of Total Expenses to
    Average Net Assets                         0.54%**           0.43%**       0.43%      0.38%    0.46%      0.48%    0.46%
  Ratio of Net Investment Income to
    Average Net Assets                         1.91%**           0.12%**       1.42%      1.48%    1.51%      1.48%    1.43%
  Portfolio Turnover Rate                        34%**               11%         50%        41%      39%        38%      22%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Annualized.

REIT INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED           FEB. 8** TO
                                                               OCT. 1 TO                   SEPTEMBER 30,            SEP. 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED          DEC. 31,               ---------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 2002             2001*                   2001     2000                1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $13.03            $12.44                 $11.61   $ 9.85              $10.00
  Investment Operations
  Net Investment Income                            .31               .14                    .45      .43                 .28
  Net Realized and Unrealized Gain (Loss)
    on Investments                                1.35               .45                    .79     1.57               (.43)
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              1.66               .59                   1.24     2.00               (.15)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.50)                --                  (.37)    (.23)                  --
  Distributions from Realized Capital Gains      (.17)                --                  (.04)    (.01)                  --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                          (.67)                --                  (.41)    (.24)                  --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $14.02             $13.03                 $12.44   $11.61              $ 9.85
============================================================================================================================

TOTAL RETURN                                    13.05%             4.74%                 11.02%   20.79%              -1.50%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $183               $96                    $84      $47                 $21
  Ratio of Total Expenses to
    Average Net Assets                          0.37%+            0.39%+                  0.39%    0.47%              0.27%+
  Ratio of Net Investment Income to
    Average Net Assets                          4.68%+            6.27%+                  5.81%    6.30%              6.26%+
  Portfolio Turnover Rate                          7%+                3%                    10%       6%                  4%
============================================================================================================================
* The  portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
** Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
+ Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life or other variable benefit insurance contracts.

     Certain investments of the Balanced Portfolio are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures; the Mid-Cap Index Portfolio uses S&P MidCap 400 Index futures; and the Small Company Growth Portfolio uses Russell 2000 Index futures, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the

Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Brothers Long Credit A or Better Bond Index. For the six months ended June 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before an increase of $55,000 (0.02%) based on performance.

     Newell Associates and Alliance Capital Management L.P. provide investment advisory services to the Equity Income and Growth Portfolios, respectively, for fees calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2002, the investment advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of 0.10% and 0.12%, respectively, of average net assets.

     Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/Barra Value Index. For the six months ended June 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $16,000 (0.02%) based on performance.

     Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC provide investment advisory services to the Small Company Growth Portfolio for fees calculated at an annual percentage rate of average net assets. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell

2000 Growth Index and an index of the stocks held by the largest small-capitalization stock mutual funds. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis. For the six months ended June 30, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $140,000 (0.06%) based on performance.

     Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended June 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $78,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2002, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                      CAPITAL CONTRIBUTION      PERCENTAGE        PERCENTAGE OF
                               TO VANGUARD    OF PORTFOLIO           VANGUARD'S
PORTFOLIO                            (000)      NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
Balanced                              $138           0.02%                0.14%
Equity Income                           65            0.02                 0.06
Diversified Value                       36            0.02                 0.04
Equity Index                           214            0.02                 0.21
Mid-Cap Index                           61            0.02                 0.06
Growth                                  77            0.02                 0.08
Small Company Growth                    92            0.02                 0.09
International                           46            0.02                 0.05
REIT                                    30            0.02                 0.03
--------------------------------------------------------------------------------

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios have asked their investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' management and administrative expenses. For the six months ended June 30, 2002, these arrangements reduced expenses by:

-----------------------------------------------------------------------
                            EXPENSE                   EXPENSE REDUCTION
                          REDUCTION                  AS A PERCENTAGE OF
PORTFOLIO                     (000)              AVERAGE NET ASSETS
-----------------------------------------------------------------------
Balanced                        $ 5                                  --
Equity Income                     2                                  --
Growth                           31                              0.01%*
-----------------------------------------------------------------------
*Annualized

E. During the six months ended June 30, 2002, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                      U.S. GOVERNMENT SECURITIES     OTHER INVESTMENT SECURITIES
                               (000)                            (000)
                    ------------------------------   ---------------------------
PORTFOLIO              PURCHASES         SALES         PURCHASES          SALES
--------------------------------------------------------------------------------
Balanced                 $21,276        $4,831          $123,772       $ 74,103
Equity Income                 --            --            19,015          3,563
Diversified Value             --            --            38,266         20,163
Equity Index                  --            --            83,168         39,411
Mid-Cap Index                 --            --            94,851         23,395
Growth                        --            --           116,733        176,891
Small Company Growth          --            --           195,509        138,399
International                 --            --            44,671         40,987
REIT Index                    --            --            76,860          4,449
--------------------------------------------------------------------------------

At December 31, 2001, the portfolios had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                    CAPITAL LOSS
                                              ----------------------------------
                                                             EXPIRATION: FISCAL
                                              AMOUNT             YEAR(S) ENDING
PORTFOLIO                                      (000)                DECEMBER 31
--------------------------------------------------------------------------------
Balanced                                   $ (2,666)                  2009-2010
Equity Income                                     --                         --
Diversified Value                            (1,234)                       2008
Equity Index                                      --                         --
Mid-Cap Index                                     --                         --
Growth                                     (209,672)                  2009-2010
Small Company Growth                              --                         --
International                                (9,521)                  2009-2010
REIT Index                                     (473)                       2009
--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the International Portfolio realized net foreign currency losses of $7,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

F. At June 30, 2002, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

--------------------------------------------------------------------------------
                                                    (000)
                                    --------------------------------------------
                                                                  NET UNREALIZED
                           APPRECIATED          DEPRECIATED         APPRECIATION
PORTFOLIO                   SECURITIES           SECURITIES       (DEPRECIATION)
--------------------------------------------------------------------------------
Balanced                      $ 97,257           $ (39,330)            $ 57,927
Equity Income                   92,888             (15,085)              77,803
Diversified Value               17,220             (20,360)             (3,140)
Equity Index                   314,658            (165,721)             148,937
Mid-Cap Index                   34,605             (59,655)            (25,050)
Growth                           4,952            (172,010)           (167,058)
Small Company Growth            62,524             (98,409)            (35,885)
International                   24,437             (45,762)            (21,325)
REIT Index                      20,542              (1,027)              19,515
--------------------------------------------------------------------------------

At June 30, 2002,  the  aggregate  settlement  value of open  futures  contracts
expiring  in   September   2002,   and  the  related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                      (000)
                                ------------------------------------------------
                                                    AGGREGATE         UNREALIZED
                                     NUMBER OF     SETTLEMENT       APPRECIATION
PORTFOLIO/FUTURES CONTRACTS     LONG CONTRACTS          VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
Equity Index/S&P 500 Index                   8        $ 1,980              $(56)
Mid-Cap Index/S&P MidCap
  400 Index                                  3            735               (25)
Small Company Growth/
  Russell 2000 Index                        48         11,120                 76
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     At June 30, 2002, the International Portfolio had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                       (000)
                     -----------------------------------------------------------
                         CONTRACT AMOUNT
                     -----------------------
                                                                      UNREALIZED
                       FOREIGN       U.S.      MARKET VALUE IN      APPRECIATION
CONTRACT SETTLEMENT   CURRENCY    DOLLARS         U.S. DOLLARS    (DEPRECIATION)
--------------------------------------------------------------------------------
Receive:
 7/17/2002      EUR     33,621    $31,500              $33,184           $ 1,684
Deliver
 7/17/2002      JP+  3,875,000     29,493               32,354           (2,861)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese yen.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

     The International Portfolio had net unrealized foreign currency gains of $55,000 resulting from the translation of other assets and liabilities at June 30, 2002.

G. The market value of securities on loan to broker/dealers at June 30, 2002, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                    (000)
                              --------------------------------------------------
                                                             COLLATERAL RECEIVED
                                                         -----------------------
                             MARKET VALUE
                                OF LOANED                          U.S. TREASURY
PORTFOLIO                      SECURITIES          CASH               SECURITIES
--------------------------------------------------------------------------------
Balanced                          $17,951       $12,766                   $5,702
Equity Index                          339           350                       --
Mid-Cap Index                         563           585                       --
Small Company Growth               11,769        13,058                       --
International                      12,289        12,928                       --
--------------------------------------------------------------------------------

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                                                        [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using Vanguard.com.
On our website, you can:

  *  Choose to stop receiving fund reports and  prospectuses  via U.S. mail, and
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     When you receive fund reports and prospectuses online, you lower Vanguard's
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HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses.  Just
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     If you invest  directly  with us, you can also elect to receive all of your
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with  us  through  an   employer-sponsored   retirement   plan  or  a  financial
intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
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activity;  and  WHAT'S  NEW AT  VANGUARD,  an  update on  Vanguard  investments,
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breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
   New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q692 082002

(INSERT)

VANGUARD(R) VARIABLE INSURANCE FUND
   BALANCED AND STOCK PORTFOLIOS

STATEMENT OF NET ASSETS * JUNE 30, 2002 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index, Mid-Cap Index, and REIT Index Portfolios' securities are listed in descending market-value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
Contents

Balanced Portfolio                      1
Equity Income Portfolio                 7
Diversified Value Portfolio             9
Equity Index Portfolio                 11
Mid-Cap Index Portfolio                17
Growth Portfolio                       22
Small Company Growth Portfolio         24
International Portfolio                31
REIT Index Portfolio                   34
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
BALANCED PORTFOLIO                                                        SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (62.6%)
-------------------------------------------------------------------------------------------------------------
AUTO & Transportation (5.9%)
  Union Pacific Corp.                                                    152,200            $           9,631
  Canadian National Railway Co.                                          121,800                        6,309
  Ford Motor Co.                                                         290,024                        4,640
  CSX Corp.                                                              121,800                        4,269
  Norfolk Southern Corp.                                                 152,200                        3,558
  Delphi Corp.                                                           263,301                        3,476
  General Motors Corp.                                                    60,977                        3,259
* British Airways PLC ADR                                                 91,300                        2,616
  FedEx Corp.                                                             43,500                        2,323
  Canadian Pacific Railway Ltd.                                           83,850                        2,056
  Delta Air Lines, Inc.                                                   76,100                        1,522
                                                                                            -----------------
                                                                                            $          43,659
                                                                                            -----------------
CONSUMER DISCRETIONARY (5.6%)
  Kimberly-Clark Corp.                                                    97,400                        6,039
  Gannett Co., Inc.                                                       60,900                        4,622
  McDonald's Corp.                                                       152,200                        4,330

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
BALANCED PORTFOLIO                                                        SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
  Dollar General Corp.                                                   207,700            $           3,953
  Waste Management, Inc.                                                 142,900                        3,723
  Eastman Kodak Co.                                                      121,800                        3,553
  Gillette Co.                                                           103,100                        3,492
  Target Corp.                                                            91,300                        3,479
* Staples, Inc.                                                          152,200                        2,998
* Accenture Ltd.                                                         148,600                        2,823
* AOL Time Warner Inc.                                                   182,200                        2,680
                                                                                            -----------------
                                                                                            $          41,692
                                                                                            -----------------
CONSUMER STAPLES (3.3%)
  Procter & Gamble Co.                                                    60,900                        5,438
  CVS Corp.                                                              152,200                        4,657
  Kellogg Co.                                                            121,800                        4,368
  Philip Morris Cos., Inc.                                                94,200                        4,115
* Safeway, Inc.                                                          121,800                        3,555
  General Mills, Inc.                                                     60,000                        2,645
                                                                                            -----------------
                                                                                            $          24,778
                                                                                            -----------------
FINANCIAL SERVICES (12.6%)
  Citigroup, Inc.                                                        270,133                       10,468
  CIGNA Corp.                                                             82,200                        8,008
  Wachovia Corp.                                                         181,900                        6,945
  MBIA, Inc.                                                             122,250                        6,911
  Ace, Ltd.                                                              213,100                        6,734
  U.S. Bancorp                                                           274,759                        6,416
  Ambac Financial Group, Inc.                                             91,300                        6,154
  FleetBoston Financial Corp.                                            183,200                        5,927
  Marsh & McLennan Cos., Inc.                                             60,900                        5,883
  J.P. Morgan Chase & Co.                                                151,400                        5,135
  Merrill Lynch & Co., Inc.                                              121,800                        4,933
  American International
     Group, Inc.                                                          67,000                        4,571
  KeyCorp                                                                152,200                        4,155
  The Hartford Financial
     Services Group Inc.                                                  60,900                        3,622
  PNC Financial Services Group                                            60,900                        3,184
  Archstone-Smith Trust REIT                                              90,600                        2,419
  Fannie Mae                                                              30,400                        2,242
                                                                                            -----------------
                                                                                            $          93,707
                                                                                            -----------------
HEALTH CARE (4.1%)
  Pharmacia Corp.                                                        213,095                        7,980
  Abbott Laboratories                                                    182,400                        6,867
  Schering-Plough Corp.                                                  213,200                        5,245
  Wyeth                                                                   91,300                        4,675
  Becton, Dickinson & Co.                                                 91,300                        3,145
  AstraZeneca Group PLC ADR                                               60,900                        2,497
                                                                                            -----------------
                                                                                            $          30,409
                                                                                            -----------------
INTEGRATED OILS (4.0%)
  TotalFinaElf SA ADR                                                     76,356                        6,177
  Royal Dutch Petroleum Co. ADR                                           91,300                        5,046
  ExxonMobil Corp.                                                       121,800                        4,984
  ChevronTexaco Corp.                                                     54,800                        4,850
  Phillips Petroleum Co.                                                  76,500                        4,504
  Repsol-YPF, SA ADR                                                     230,300                        2,724
  Petroleo Brasileiro SA ADR                                              91,300                        1,722
                                                                                            -----------------
                                                                                            $          30,007
                                                                                            -----------------
OTHER ENERGY (2.6%)
  EnCana Corp.                                                           303,838                        9,297
  Schlumberger Ltd.                                                      106,500                        4,952
  Halliburton Co.                                                        182,600                        2,911
  Burlington Resources, Inc.                                              61,300                        2,329
                                                                                            -----------------
                                                                                            $          19,489
                                                                                            -----------------
MATERIALS & Processing (7.2%)
  Alcoa Inc.                                                             365,300                       12,110
  Dow Chemical Co.                                                       235,500                        8,097
  E.I. du Pont de Nemours & Co.                                          136,986                        6,082
  Alcan Inc.                                                             152,200                        5,711
  PPG Industries, Inc.                                                    67,000                        4,147
  Weyerhaeuser Co.                                                        60,900                        3,888
  International Paper Co.                                                 76,100                        3,316
  Akzo Nobel NV ADR                                                       76,100                        3,310
  Temple-Inland Inc.                                                      43,100                        2,494
* Corus Group PLC ADR                                                    182,600                        2,317
  Imperial Chemical Industries PLC ADR                                    99,581                        1,917
                                                                                            -----------------
                                                                                            $          53,389
                                                                                            -----------------
PRODUCER DURABLES (4.8%)
  Northrop Grumman Corp.                                                  84,100                       10,513
  Caterpillar, Inc.                                                      121,800                        5,962
  Pitney Bowes, Inc.                                                     121,800                        4,838
  The Boeing Co.                                                         106,500                        4,793
  Parker Hannifin Corp.                                                   91,300                        4,363
  Emerson Electric Co.                                                    60,500                        3,237
  Pall Corp.                                                             121,800                        2,527
                                                                                            -----------------
                                                                                            $          36,233
                                                                                            -----------------
TECHNOLOGY (4.7%)
  International Business
     Machines Corp.                                                      121,800                        8,770
  Hewlett-Packard Co.                                                    298,000                        4,553
  Motorola, Inc.                                                         304,400                        4,389
* Dell Computer Corp.                                                    153,600                        4,015
  Intel Corp.                                                            173,700                        3,174
* Apple Computer, Inc.                                                   154,100                        2,731
* EMC Corp.                                                              345,900                        2,612
* Computer Sciences Corp.                                                 52,600                        2,514
  General Dynamics Corp.                                                  20,900                        2,223
                                                                                            -----------------
                                                                                            $          34,981
                                                                                            -----------------
UTILITIES (6.5%)
  FPL Group, Inc.                                                        133,900                        8,033
  Verizon Communications                                                 186,812                        7,501
  Exelon Corp.                                                           137,000                        7,165
  Cinergy Corp.                                                          132,600                        4,772
  Pinnacle West Capital Corp.                                             96,600                        3,816
  ALLTEL Corp.                                                            76,800                        3,610
  Progress Energy, Inc.                                                   67,000                        3,485
  SBC Communications Inc.                                                108,700                        3,315

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
* AT&T Wireless Services Inc.                                            456,600                        2,671
  Constellation Energy Group, Inc.                                        60,900                        1,787
  Duke Energy Corp.                                                       38,800                        1,207
* Qwest Communications International Inc.                                334,000                          935
* WorldCom Inc.-WorldCom Group                                           291,900                           26
                                                                                            -----------------
                                                                                            $          48,323
                                                                                            -----------------
OTHER (1.3%)
  Norsk Hydro AS ADR                                                      95,300                        4,586
  Honeywell International Inc.                                            91,300                        3,217
  Tyco International Ltd.                                                121,800                        1,646
                                                                                            -----------------
                                                                                            $           9,449
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $415,840)                                                         $         466,116
-------------------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.0%)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.7%)
U.S. Treasury Bond
    6.25%, 8/15/2023                                         $             5,000            $           5,354
U.S. Treasury Notes
    5.50%, 5/31/2003                                                       2,000                        2,065
    4.625%, 5/15/2006                                                      5,000                        5,151
    6.25%, 2/15/2007                                                       5,000                        5,471
Private Export Funding Corp. (U.S. Government Guaranteed)
    5.75%, 1/15/2008                                                       1,615                        1,701

MORTGAGE-BACKED SECURITIES (4.3%)
Federal National Mortgage Assn.
(3) 6.03%, 5/1/2011                                                        1,979                        2,067
Government National Mortgage Assn.
(3) 6.50%, 5/15/2028-10/15/2031                                            8,325                        8,541
(3) 7.00%, 2/15/2028-7/1/2032                                             17,940                       18,701
(3) 7.50%, 5/15/2029-11/15/2029                                            1,005                        1,061
(3) 8.00%, 9/15/2030                                                       1,793                        1,911
-------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (Cost $50,620)                                                                          $          52,023
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (25.9%)
-------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                                                       2,000                        2,170

Mortgage-Backed Securities (0.6%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2043                                                       2,000                        2,144

Morgan Stanley Dean Witter
(3) 6.39%, 7/15/2033                                                       2,000                        2,045
                                                                                            -----------------
                                                                                            $           6,359
                                                                                            -----------------
FINANCE (8.5%)
  Banking (3.7%)
  BB&T Corp.
    7.25%, 6/15/2007                                                       2,000                        2,207
  Banc One Corp.
    6.875%, 8/1/2006                                                       2,000                        2,160
  Bank of America Corp.
    7.125%, 9/15/2006                                                      2,000                        2,195
  Banque Paribas NY
    6.95%, 7/22/2013                                                       2,000                        2,123
  Citicorp
    7.625%, 5/1/2005                                                       1,000                        1,080
  Comerica, Inc.
    7.25%, 8/1/2007                                                        1,500                        1,650
  First Union Corp.
    7.50%, 4/15/2035                                                       1,000                        1,070
  Mellon Funding Corp.
    4.875%, 6/15/2007                                                      1,500                        1,507
  NBD Bancorp, Inc.
    7.125%, 5/15/2007                                                      1,500                        1,638
  Northern Trust Corp.
    6.65%, 11/9/2004                                                       1,000                        1,065
  SunTrust Bank Atlanta
    7.25%, 9/15/2006                                                       2,000                        2,202
  US Bank NA Minnesota
    5.625%, 11/30/2005                                                     2,000                        2,067
  Wachovia Corp.
    5.625%, 12/15/2008                                                     2,000                        2,019
  Washington Mutual, Inc.
    7.50%, 8/15/2006                                                       2,000                        2,169
  Wells Fargo Bank NA
    6.45%, 2/1/2011                                                        2,000                        2,092

BROKERAGE (0.4%)
  Dean Witter, Discover & Co.
    6.75%, 10/15/2013                                                      1,000                        1,022
Frank Russell Co.
(1) 5.625%, 1/15/2009                                                      2,000                        1,936

FINANCE COMPANIES (1.6%)
American General Financial
    7.45%, 1/15/2005                                                       2,000                        2,159
Credit Suisse First Boston USA, Inc.
    6.50%, 1/15/2012                                                       2,000                        2,024
Ford Motor Credit Co.
    6.25%, 12/8/2005                                                       2,000                        2,021
General Electric Capital Corp.
    5.875%, 2/15/2012                                                      2,000                        1,976
General Motors Acceptance Corp.
    7.75%, 1/19/2010                                                       2,000                        2,095
Toyota Motor Credit Corp.
    5.50%, 12/15/2008                                                      2,000                        2,020

-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
BALANCED PORTFOLIO                                                         (000)                        (000)
-------------------------------------------------------------------------------------------------------------
INSURANCE (2.3%)
  ACE INA Holdings Inc.
    8.20%, 8/15/2004                                         $             1,000            $           1,081
  Allstate Corp.
    6.75%, 5/15/2018                                                       1,000                        997
  American Re Corp.
    7.45%, 12/15/2026                                                      2,000                        2,126
  Aon Corp.
    6.90%, 7/1/2004                                                        2,000                        2,102
  Hartford Financial Services Group Inc.
    7.90%, 6/15/2010                                                       2,000                        2,238
  Lumbermens Mutual Casualty Co.
(1) 9.15%, 7/1/2026                                                        1,000                          912
  Marsh & McLennan Companies Inc.
(1) 6.25%, 3/15/2012                                                       2,000                        2,060
  Massachusetts Mutual Life
(1) 7.625%, 11/15/2023                                                     2,000                        2,094
UNUM Corp.
    6.75%, 12/15/2028                                                      2,000                        1,811
XL Capital Ltd.
    6.50%, 1/15/2012                                                       2,000                        2,076

OTHER (0.5%)
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                                                       2,000                        2,100
Security Benefit Life Insurance Co.
(1) 8.75%, 5/15/2016                                                       1,500                        1,508
                                                                                            -----------------
                                                                                            $          63,602
                                                                                            -----------------

INDUSTRIAL (11.8%)
  BASIC INDUSTRY (1.3%)
  Alcan Inc.
    7.25%, 3/15/2031                                                       2,215                        2,345
  Alcoa Inc.
    6.00%, 1/15/2012                                                       2,000                        2,046
  E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                                      2,000                        2,133
  Houghton Mifflin Co.
    7.20%, 3/15/2011                                                       1,030                          998
  Rohm & Haas Co.
    7.40%, 7/15/2009                                                       2,000                        2,196

CAPITAL GOODS (1.8%)
  Caterpillar Financial Services Corp. MTN
    7.59%, 12/10/2003                                                      2,000                        2,113
  Honeywell International Inc.
    7.50%, 3/1/2010                                                        2,000                        2,213
  Masco Corp.
    6.75%, 3/15/2006                                                       2,000                        2,106
  MeadWestvaco Corp.
    6.85%, 4/1/2012                                                        2,000                        2,076
  Raytheon Co.
    8.20%, 3/1/2006                                                        1,378                        1,510
  Snap-On Inc.
    6.25%, 8/15/2011                                                       1,400                        1,448
  USA Waste Services Inc.
    7.00%, 7/15/2028                                                       2,000                        1,816

COMMUNICATION (1.7%)
  AT&T Corp.
(1) 6.50%, 11/15/2006                                                      1,000                          875
  BellSouth Corp.
    6.00%, 10/15/2011                                                      2,000                        2,025
  Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                                                      2,000                        1,833
  Cox Communications, Inc.
    7.75%, 8/15/2006                                                       2,000                        1,994
  GTE Southwest, Inc.
    6.00%, 1/15/2006                                                       1,000                        1,022
  Illinois Bell Telephone Co.
    6.625%, 2/1/2025                                                       1,000                          934
  New York Telephone Co.
    7.25%, 2/15/2024                                                       1,000                          971
  Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                                                       2,000                        2,006
  U.S. WEST Communications Group
    6.875%, 9/15/2033                                                      1,000                          680

CONSUMER CYCLICAL (1.5%)
  DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                                       2,000                        2,129
  Walt Disney Co.
    7.30%, 2/8/2005                                                        2,000                        2,153
  McDonald's Corp.
    7.375%, 7/15/2033                                                      1,000                        1,010
  Target Corp.
    7.50%, 2/15/2005                                                       2,000                        2,174
  USA Networks Inc.
    6.75%, 11/15/2005                                                      4,000                        4,091

CONSUMER NONCYCLICAL (2.7%)
  Abbott Laboratories
     6.80%, 5/15/2005                                                      1,000                        1,080
  Anheuser-Busch Cos., Inc.
    7.50%, 3/15/2012                                                       1,500                        1,720
  Avon Products, Inc.
    7.15%, 11/15/2009                                                      1,500                        1,639
  CPC International, Inc.
    6.15%, 1/15/2006                                                         125                          131


-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
                                                                           (000)                        (000)
-------------------------------------------------------------------------------------------------------------
  Coca-Cola Enterprises, Inc.
    6.125%, 8/15/2011                                        $             2,000            $           2,056
  Conagra Foods, Inc.
    6.70%, 8/1/2027                                                        2,000                        2,059
  Diageo PLC
    6.125%, 8/15/2005                                                      2,000                        2,088
  General Mills, Inc.
    6.00%, 2/15/2012                                                       2,000                        1,987
  Kraft Foods Inc.
    5.25%, 6/1/2007                                                        1,500                        1,524
  Mattel Inc.
    6.125%, 7/15/2005                                                      2,000                        1,988
  Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009                                                      1,500                        1,518
  Procter & Gamble Co. ESOP
     9.36%, 1/1/2021                                                       2,000                        2,559

ENERGY (0.8%)
  Amerada Hess Corp.
    7.30%, 8/15/2031                                                       2,000                        2,049
  Amoco Corp.
    6.50%, 8/1/2007                                                        1,500                        1,606
  Phillips Petroleum Co.
    8.50%, 5/25/2005                                                       2,000                        2,235

TECHNOLOGY (0.3%)
  Hewlett-Packard Co.
    7.15%, 6/15/2005                                                       2,000                        2,110

TELECOMMUNICATION (0.6%)
  AirTouch Communications Inc.
    6.65%, 5/1/2008                                                        2,000                        2,097
  SBC Communications
    5.875%, 2/1/2012                                                       1,000                        1,000
  Sprint Capital Corp.
    6.125%, 11/15/2008                                                     2,000                        1,690

TRANSPORTATION (0.9%)
  Continental Airlines, Inc.
    6.90%, 1/2/2018                                                        1,759                        1,738
  ERAC USA Finance Co.
(1) 7.35%, 6/15/2008                                                       1,090                        1,159
  Federal Express Corp.
    6.72%, 1/15/2022                                                       1,860                        1,922
  Norfolk Southern Corp.
    7.70%, 5/15/2017                                                       1,500                        1,729

OTHER (0.2%)
  Fluor Corp.
    6.95%, 3/1/2007                                                        1,500                        1,404
                                                                                            -----------------
                                                                                            $          87,985
                                                                                            -----------------
UTILITIES (4.7%)
  ELECTRIC (3.6%)
  Allegheny Energy Supply
    7.80%, 3/15/2011                                                       2,000                        2,044
  Baltimore Gas & Electric Co.
    5.50%, 4/15/2004                                                       1,000                        1,027
  Carolina Power & Light Co.
    5.95%, 3/1/2009                                                        2,000                        1,991
  Central Illinois Public Service
    6.125%, 12/15/2028                                                     1,000                          838
  Duke Energy Corp.
    7.00%, 7/1/2033                                                        1,000                          987
  Exelon Corp.
    6.95%, 6/15/2011                                                       2,000                        2,106
  Florida Power & Light Co.
    7.00%, 9/1/2025                                                        2,000                        1,955
  Florida Power Corp.
    6.875%, 2/1/2008                                                       1,850                        1,962
  Indiana Michigan Power Co.
    6.875%, 7/1/2004                                                       2,000                        2,098
  Kansas City Power & Light
    7.125%, 12/15/2005                                                     2,000                        2,137
  National Rural Utilities
    5.75%, 12/1/2008                                                       2,000                        1,977
  PacifiCorp
    6.625%, 6/1/2007                                                       1,000                        1,054
  SCANA Corp.
    6.875%, 5/15/2011                                                      2,000                        2,140
  Southern Investments UK PLC
    6.80%, 12/1/2006                                                       1,500                        1,553
  Union Electric Co.
    7.375%, 12/15/2004                                                     1,000                        1,081
  Virginia Electric & Power Co.
    5.375%, 2/1/2007                                                       2,000                        2,019

NATURAL GAS (1.1%)
  Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                                                        1,000                          935
  Duke Energy Field Services
    7.875%, 8/16/2010                                                      2,000                        2,138
  KeySpan Gas East Corp.
    7.875%, 2/1/2010                                                       1,500                        1,672
  Public Service of North Carolina, Inc.
    6.625%, 2/15/2011                                                      1,500                        1,539
  Washington Gas Light Co. MTN
    6.15%, 1/26/2026                                                       1,500                        1,550
                                                                                            -----------------
                                                                                            $          34,803
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $187,056)                                                       $         192,749
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
BALANCED PORTFOLIO                                                         (000)                        (000)
-------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (0.9%)
-------------------------------------------------------------------------------------------------------------
  Inter-American Dev. Bank
    8.875%, 6/1/2009                                                       3,045                        3,625
  KFW International Finance, Inc.
    7.20%, 3/15/2014                                                      2,000                         2,271
  Metropolitano de Lisboa
(1) 7.42%, 10/15/2016                                                      1,000                        1,052
-------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $6,393)                                                         $           6,948
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.7%)
-------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.97%, 7/1/2002                                                         30,068                       30,068
  1.97%, 7/1/2002--Note G                                                 12,766                       12,766
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $42,834)                                             $          42,834
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%) (Cost $702,743)                                                  $         760,670
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    6,480
Liabilities--Note G                                                                                  (22,441)
                                                                                            -----------------
                                                                                                     (15,961)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 47,899,561 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                          $         744,709
=============================================================================================================
NET ASSET VALUE PER SHARE                                                                   $           15.55
=============================================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
(1) Securities exempt from registration under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2002,  the  aggregate value of these securities was $15,214,000, representing 2.0% of net assets.
(2) Scheduled  principal and interest payments are guaranteed by MBIA (Municipal
Bond Insurance Association).
(3) The  average  maturity  is  shorter  than the  final  maturity  shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
ESOP--Employee Stock Ownership Plan.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 671,519            $ 14.02
Undistributed Net
  Investment Income                                    10,556                .22
Accumulated Net Realized Gains                          4,707                .10
Unrealized Appreciation--Note F                        57,927               1.21
--------------------------------------------------------------------------------
NET ASSETS                                          $ 744,709            $ 15.55
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
EQUITY INCOME PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
-------------------------------------------------------------------------------------------------------------
AUTO & Transportation (3.0%)
    Ford Motor Co.                                           $           136,147            $           2,178
    Genuine Parts Co.                                                     62,350                        2,174
    Union Pacific Corp.                                                   30,900                        1,955
    Norfolk Southern Corp.                                                67,000                        1,566
    CSX Corp.                                                             41,100                        1,440
    The Goodyear Tire & Rubber Co.                                        47,500                          889
    Visteon Corp.                                                          9,178                          130
                                                                                            -----------------
                                                                                            $          10,332
                                                                                            -----------------
CONSUMER DISCRETIONARY (7.2%)
    May Department Stores Co.                                            125,700                        4,139
    Gillette Co.                                                         112,700                        3,817
    Kimberly-Clark Corp.                                                  52,900                        3,280
    Avon Products, Inc.                                                   43,900                        2,293
    J.C. Penney Co., Inc. (Holding Company)                              97,600                         2,149
    The McGraw-Hill Cos., Inc.                                            33,100                        1,976
    Sears, Roebuck & Co.                                                  31,900                        1,732
    Newell Rubbermaid, Inc.                                               42,900                        1,504
    Whirlpool Corp.                                                       22,600                        1,477
    Eastman Kodak Co.                                                     35,300                        1,030
    International Flavors & Fragrances, Inc.                              25,900                          841
                                                                                            -----------------
                                                                                            $          24,238
                                                                                            -----------------
CONSUMER STAPLES (13.5%)
    Philip Morris Cos., Inc.                                             177,900                        7,771
    Procter & Gamble Co.                                                  74,300                        6,635
    PepsiCo, Inc.                                                        124,740                        6,012
    Anheuser-Busch Cos., Inc.                                             73,200                        3,660
    The Coca-Cola Co.                                                     64,500                        3,612
    Sara Lee Corp.                                                       118,200                        2,440
    Kellogg Co.                                                           63,100                        2,263
    General Mills, Inc.                                                   46,900                        2,067
    H.J. Heinz Co.                                                        48,950                        2,012
    Albertson's, Inc.                                                     58,900                        1,794
    ConAgra Foods, Inc.                                                   61,900                        1,711
    The Clorox Co.                                                        39,400                        1,629
    Hershey Foods Corp.                                                   24,100                        1,515
    Campbell Soup Co.                                                     53,600                        1,483
    UST, Inc.                                                             31,400                        1,068
    J.M. Smucker Co.                                                       1,486                           51
                                                                                            -----------------
                                                                                            $          45,723
                                                                                            -----------------

FINANCIAL SERVICES (20.7%)
    Bank of America Corp.                                                156,050                       10,980
    Wachovia Corp.                                                       187,076                        7,143
    J.P. Morgan Chase & Co.                                              160,450                        5,442
    Bank One Corp.                                                       136,840                        5,266
    Washington Mutual, Inc.                                              115,270                        4,278
    Marsh & McLennan Cos., Inc.                                           38,550                        3,724
    Wells Fargo & Co.                                                     70,200                        3,514
    Lincoln National Corp.                                                76,800                        3,226
    American International Group, Inc.                                    45,972                        3,137
    PNC Financial Services Group                                          52,700                        2,755
    U.S. Bancorp                                                         117,504                        2,744
    Morgan Stanley                                                        54,200                        2,335
    FleetBoston Financial Corp.                                           69,700                        2,255
    St. Paul Cos., Inc.                                                   56,800                        2,211
    Merrill Lynch & Co., Inc.                                             51,300                        2,078
    Mellon Financial Corp.                                                63,400                        1,993
    KeyCorp                                                               70,400                        1,922
    Fannie Mae                                                            25,300                        1,866
    The Chubb Corp.                                                       26,100                        1,848
    SAFECO Corp.                                                          52,000                        1,606
                                                                                            -----------------
                                                                                            $          70,323
                                                                                            -----------------
HEALTH CARE (12.8%)
    Merck & Co., Inc.                                                    163,500                        8,280
    Wyeth                                                                124,800                        6,390
    GlaxoSmithKline PLC                                                  144,474                        6,233
    Bristol-Myers Squibb Co.                                             240,900                        6,191
    Pharmacia Corp.                                                      113,586                        4,254
    Johnson & Johnson                                                     54,200                        2,832
    Abbott Laboratories                                                    71,700                       2,699
    Eli Lilly & Co.                                                        38,200                       2,154
    Schering-Plough Corp.                                                  83,100                       2,044
    Baxter International, Inc.                                             38,000                       1,689
*   Zimmer Holdings, Inc.                                                  17,240                         615
                                                                                            -----------------
                                                                                            $          43,381
                                                                                            -----------------
INTEGRATED OILS (14.7%)
    ExxonMobil Corp.                                                     397,682                       16,273
    BP PLC ADR                                                           244,696                       12,355
    ChevronTexaco Corp.                                                  131,883                       11,672
    Royal Dutch Petroleum Co. ADR                                        108,400                        5,991
    Phillips Petroleum Co.                                                31,500                        1,855
    Marathon Oil Corp.                                                    49,800                        1,351
    Unocal Corp.                                                          10,100                          373
                                                                                            -----------------
                                                                                            $          49,870
                                                                                            -----------------
OTHER ENERGY (0.9%)
    Baker Hughes, Inc.                                                    45,300                        1,508
    Schlumberger Ltd.                                                     30,500                        1,418
                                                                                            -----------------
                                                                                            $           2,926
                                                                                            -----------------
MATERIALS & Processing (5.1%)
    Dow Chemical Co.                                                     178,400                        6,133
    International Paper Co.                                               93,227                        4,063
    E.I. du Pont de Nemours & Co.                                         85,041                        3,776
    Weyerhaeuser Co.                                                      51,800                        3,307
                                                                                            -----------------
                                                                                            $          17,279
                                                                                            -----------------
PRODUCER DURABLES (3.2%)
    Caterpillar, Inc.                                                     55,300                        2,707
    Emerson Electric Co.                                                  44,100                        2,360
    Pitney Bowes, Inc.                                                    49,300                        1,958
    The Boeing Co.                                                        34,700                        1,561
    Deere & Co.                                                           32,200                        1,542

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
EQUITY INCOME PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   Xerox Corp.                                                           72,800                          507
    Lockheed Martin Corp.                                                    800                           56
                                                                                            -----------------
                                                                                            $          10,691
                                                                                            -----------------
UTILITIES (12.7%)
    Verizon Communications                                               310,408                       12,463
    SBC Communications Inc.                                              263,776                        8,045
    BellSouth Corp.                                                      125,300                        3,947
    Dominion Resources, Inc.                                              45,708                        3,016
    Duke Energy Corp.                                                     87,400                        2,718
    Southern Co.                                                          93,300                        2,556
    AT&T Corp.                                                           203,750                        2,180
    TXU Corp.                                                             42,215                        2,170
    FPL Group, Inc.                                                       26,000                        1,560
    American Electric Power Co., Inc.                                     28,680                        1,148
    ScottishPower PLC ADR                                                 52,010                        1,113
    Xcel Energy, Inc.                                                     54,700                          917
*   Edison International                                                  37,400                          636
*   AT&T Wireless Services Inc.                                           65,566                          384
*   Mirant Corp.                                                          35,626                          260
*   Qwest Communications International Inc.                               40,566                          114
                                                                                            -----------------
                                                                                            $          43,227
                                                                                            -----------------
OTHER (4.4%)
    3M Co.                                                                53,600                        6,593
    General Electric Co.                                                 154,800                        4,497
    Fortune Brands, Inc.                                                  35,900                        2,008
    Honeywell International Inc.                                          55,375                        1,951
                                                                                            -----------------
                                                                                            $          15,049
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $255,236)                                                         $         333,039
-------------------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.8%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002
    (Cost $5,907)                                            $             5,907                        5,907
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (Cost $261,143)                                                  $         338,946
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                         671
Liabilities                                                                (518)
                                                             -------------------
                                                                             153
                                                             -------------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 18,444,264 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                                               $         339,099
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           18.39
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                      $256,724             $13.92
Undistributed Net
    Investment Income                                   3,552                .19
Accumulated Net Realized Gains                          1,020                .06
Unrealized Appreciation--Note F                        77,803               4.22
--------------------------------------------------------------------------------
NET ASSETS                                           $339,099             $18.39
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
DIVERSIFIED VALUE PORTFOLIO                                               SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
-------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (16.2%)
    Sears, Roebuck & Co.                                     $           117,600            $           6,386
    Wendy's International, Inc.                                          155,300                        6,186
*   Cendant Corp.                                                        332,400                        5,279
    Waste Management, Inc.                                               182,900                        4,765
*   Service Corp. International                                          860,600                        4,157
    Newell Rubbermaid, Inc.                                              96,800                         3,394
                                                                                            -----------------
                                                                                            $          30,167
                                                                                            -----------------
CONSUMER STAPLES (7.9%)

    Imperial Tobacco Group ADR                                           182,000                        5,913
    Philip Morris Cos., Inc.                                             113,000                        4,936
    ConAgra Foods, Inc.                                                  140,000                        3,871
                                                                                            -----------------
                                                                                            $          14,720
                                                                                            -----------------
FINANCIAL SERVICES (30.8%)
  BANKS--NEW YORK CITY (2.3%)
    J.P. Morgan Chase & Co.                                              126,050                        4,276

BANKS--OUTSIDE NEW YORK CITY (11.0%)
    Bank of America Corp.                                                 81,100                        5,706
    FleetBoston Financial Corp.                                          165,700                        5,360
    PNC Financial Services Group                                          92,000                        4,810
    National City Corp.                                                  140,900                        4,685

DIVERSIFIED FINANCIAL SERVICES (5.1%)
    Citigroup, Inc.                                                      151,100                        5,855
    John Hancock Financial Services, Inc.                                101,800                        3,583

FINANCE--SMALL LOAN (2.0%)
    SLM Corp.                                                             38,100                        3,692

FINANCIAL--MISCELLANEOUS (3.1%)
    MGIC Investment Corp.                                                 85,100                        5,770

INSURANCE--MULTILINE (3.0%)
    Allstate Corp.                                                       152,500                        5,639

REAL ESTATE INVESTMENT TRUST (2.0%)

    Crescent Real Estate, Inc. REIT                                      203,500                        3,806

SAVINGS & Loan (2.3%)
    Washington Mutual, Inc.                                              115,250                        4,277
                                                                                            -----------------
                                                                                            $          57,459
                                                                                            -----------------
HEALTH CARE (3.2%)
    Merck & Co., Inc.                                                     67,400                        3,413
    Bristol-Myers Squibb Co.                                             101,000                        2,596
                                                                                            -----------------
                                                                                            $           6,009
                                                                                            -----------------
INTEGRATED OILS (8.3%)
    Occidental Petroleum Corp.                                           191,300                        5,737
    BP PLC ADR                                                            69,112                        3,489
    Phillips Petroleum Co.                                                50,200                        2,956
    ChevronTexaco Corp.                                                   22,500                        1,991
    Conoco Inc.                                                           50,400                        1,401
                                                                                            -----------------
                                                                                            $          15,574
                                                                                            -----------------
OTHER ENERGY (2.4%)
    Transocean Inc.                                                       66,220                        2,063
    GlobalSantaFe Corp.                                                   66,367                        1,815
    Williams Cos., Inc.                                                  100,900                          604
                                                                                            -----------------
                                                                                            $           4,482
                                                                                            -----------------
MATERIALS & Processing (4.6%)
    Lyondell Chemical Co.                                                319,300                        4,821
    Crompton Corp.                                                       162,384                        2,070
    Millennium Chemicals, Inc.                                           114,800                        1,613
                                                                                            -----------------
                                                                                            $           8,504
                                                                                            -----------------
PRODUCER DURABLES (4.9%)
    The Boeing Co.                                                       118,100                        5,315
    Emerson Electric Co.                                                  70,400                        3,767
                                                                                            -----------------
                                                                                            $           9,082
                                                                                            -----------------
UTILITIES (13.1%)
    Northeast Utilities                                                  295,600                        5,516
    Entergy Corp.                                                        128,300                        5,445
    American Electric Power Co., Inc.                                    105,940                        4,240
    Southern Co.                                                         111,000                        3,041
    Verizon Communications                                                66,560                        2,672
    Reliant Energy, Inc.                                                 109,200                        1,845
*   Mirant Corp.                                                         241,596                        1,764
                                                                                            -----------------
                                                                                            $          24,523
                                                                                            -----------------
OTHER (5.2%)
    ITT Industries, Inc.                                                  72,300                        5,104
    Tyco International Ltd.                                              205,200                        2,772
    Honeywell International Inc.                                          52,900                        1,864
                                                                                            -----------------
                                                                                            $           9,740
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $183,400)                                                         $         180,260
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
DIVERSIFIED VALUE PORTFOLIO                                                (000)                         (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.4%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002
    (Cost $8,280)                                            $8,280                         $           8,280
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $191,680)                                                  $         188,540
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                      392
Liabilities                                                                                           (2,245)
                                                                                            -----------------
                                                                                            $         (1,853)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 18,095,764 outstanding $.001 par
    value shares of beneficial interest
    (unlimited authorization)                                                               $         186,687
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           10.32
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital $198,424 $10.97
Undistributed Net
    Investment Income                                   1,658               .09
Accumulated Net Realized Losses                      (10,255)              (.57)
Unrealized Depreciation--Note F                       (3,140)              (.17)
--------------------------------------------------------------------------------
NET ASSETS                                          $ 186,687            $ 10.32
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
EQUITY INDEX PORTFOLIO                                                    SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
-------------------------------------------------------------------------------------------------------------
*   Microsoft Corp.                                          $           649,600            $          35,533
   General Electric Co.                                                1,191,808                       34,622
    ExxonMobil Corp.                                                     813,404                       33,284
    Wal-Mart Stores, Inc.                                                533,584                       29,352
    Pfizer, Inc.                                                         748,978                       26,214
    Citigroup, Inc.                                                      617,348                       23,922
    American International Group, Inc.                                   313,536                       21,393
    Johnson & Johnson                                                    361,265                       18,880
    The Coca-Cola Co.                                                    298,062                       16,691
    International Business Machines Corp.                                205,464                       14,793
    Intel Corp.                                                          801,712                       14,647
    Royal Dutch Petroleum Co. ADR                                        254,880                       14,087
    Procter & Gamble Co.                                                 156,044                       13,935
    Merck & Co., Inc.                                                    271,856                       13,767
    Verizon Communications                                               326,640                       13,115
    Bank of America Corp.                                                184,813                       13,003
*   Cisco Systems, Inc.                                                  877,832                       12,246
    SBC Communications Inc.                                              400,646                       12,220
    ChevronTexaco Corp.                                                  128,072                       11,334
    Philip Morris Cos., Inc.                                             256,769                       11,216
    Home Depot, Inc.                                                     282,535                       10,377
    Wells Fargo & Co.                                                    204,940                       10,259
    PepsiCo, Inc.                                                        211,549                       10,197
*   Viacom Inc. Class B                                                  209,984                        9,317
    Fannie Mae                                                           119,796                        8,835
    Wyeth                                                                159,200                        8,151
*   Dell Computer Corp.                                                  311,500                        8,143
    J.P. Morgan Chase & Co.                                              238,360                        8,085
*   AOL Time Warner Inc.                                                 533,633                        7,850
    Eli Lilly & Co.                                                      134,904                        7,609
    BellSouth Corp.                                                      224,908                        7,085
    Abbott Laboratories                                                  187,256                        7,050
    Wachovia Corp.                                                       164,262                        6,272
    Medtronic, Inc.                                                      145,652                        6,241
*   Oracle Corp.                                                         658,724                        6,238
    Bristol-Myers Squibb Co.                                             232,500                        5,975
    Pharmacia Corp.                                                      155,170                        5,811
    American Express Co.                                                 159,571                        5,796
    3M Co.                                                               46,809                         5,758
    Morgan Stanley                                                       132,118                        5,692
    Hewlett-Packard Co.                                                  362,233                        5,535
    Bank One Corp.                                                       140,868                        5,421
    U.S. Bancorp                                                         229,356                        5,355
    E.I. du Pont de Nemours & Co.                                        119,154                        5,290
    Anheuser-Busch Cos., Inc.                                            105,040                        5,252
*   Amgen, Inc.                                                          124,596                        5,218
    Freddie Mac                                                           83,356                        5,101
    Texas Instruments, Inc.                                              208,068                        4,931
    AT&T Corp.                                                           451,456                        4,831
    Walgreen Co.                                                         122,712                        4,740
    Fifth Third Bancorp                                                   70,628                        4,707
    The Walt Disney Co.                                                  244,730                        4,625
    The Boeing Co.                                                       100,593                        4,527
    Unilever NV ADR                                                       68,549                        4,442
    Washington Mutual, Inc.                                              116,984                        4,341
    McDonald's Corp.                                                     152,386                        4,335
    Schering-Plough Corp.                                                175,788                        4,324
    Gillette Co.                                                         126,756                        4,293
    Lowe's Cos., Inc.                                                     93,156                        4,229
    Target Corp.                                                         108,732                        4,143
    Merrill Lynch & Co., Inc.                                            102,200                        4,139
    FleetBoston Financial Corp.                                          125,539                        4,061
    Motorola, Inc.                                                       269,153                        3,881
    Kimberly-Clark Corp.                                                  62,388                        3,868
    United Technologies Corp.                                             56,727                        3,852
    Lockheed Martin Corp.                                                 54,096                        3,760
    Dow Chemical Co.                                                     108,713                        3,738
*   Applied Materials, Inc.                                              196,176                        3,731
    General Motors Corp.                                                  67,174                        3,590
    Ford Motor Co.                                                       217,015                        3,472
    Honeywell International Inc.                                          97,867                        3,448
    First Data Corp.                                                      91,628                        3,409
    MBNA Corp.                                                           102,110                        3,377
    UnitedHealth Group Inc.                                               36,876                        3,376
    Alcoa Inc.                                                           101,376                        3,361
    Cardinal Health, Inc.                                                 54,168                        3,326
    Colgate-Palmolive Co.                                                 65,536                        3,280
    Automatic Data Processing, Inc.                                       74,272                        3,235
    Tyco International Ltd.                                              239,046                        3,230
    Schlumberger Ltd.                                                     69,226                        3,219
    Baxter International, Inc.                                            71,942                        3,197
    Marsh & McLennan Cos., Inc.                                           32,885                        3,177
    Allstate Corp.                                                        84,916                        3,140
    Duke Energy Corp.                                                     99,346                        3,090
    The Bank of New York Co., Inc.                                        87,096                        2,939
    HCA Inc.                                                              61,657                        2,929
*   Kohl's Corp.                                                          40,200                        2,817
*   Tenet Healthcare Corp.                                                39,097                        2,797
    Household International, Inc.                                         54,660                        2,717
    Emerson Electric Co.                                                  50,480                        2,701
    Phillips Petroleum Co.                                                45,869                        2,701
    General Dynamics Corp.                                                24,160                        2,569
*   QUALCOMM Inc.                                                         92,100                        2,532
    International Paper Co.                                               57,831                        2,520
    Illinois Tool Works, Inc.                                             36,793                        2,513
    Metropolitan Life Insurance Co.                                       84,500                        2,434
    National City Corp.                                                   72,856                        2,422
    Gannett Co., Inc.                                                     31,892                        2,421
*   Comcast Corp.-Special Class A                                         98,289                        2,343
*   Clear Channel Communications, Inc.                                    73,110                        2,341
    SunTrust Banks, Inc.                                                  34,418                        2,331
    Southern Co.                                                          84,325                        2,311

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
EQUITY INDEX PORTFOLIO                                                    SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    Dominion Resources, Inc.                                 $            33,242            $           2,193
    BB&T Corp.                                                            56,345                        2,175
    Sysco Corp.                                                           79,360                        2,160
    Electronic Data Systems Corp.                                         57,600                        2,140
*   Costco Wholesale Corp.                                                54,282                        2,096
    Conoco Inc.                                                           75,396                        2,096
    Sears, Roebuck & Co.                                                  37,907                        2,058
*   EMC Corp.                                                            267,716                        2,021
    Exelon Corp.                                                          38,544                        2,016
    Caterpillar, Inc.                                                     41,166                        2,015
    AFLAC Inc.                                                            62,300                        1,994
*   Cendant Corp.                                                        124,684                        1,980
    Carnival Corp.                                                        70,600                        1,955
*   Sun Microsystems, Inc.                                               388,300                        1,945
    Raytheon Co.                                                          47,637                        1,941
    General Mills, Inc.                                                   44,034                        1,941
    Sara Lee Corp.                                                        93,852                        1,937
    Waste Management, Inc.                                                74,361                        1,937
    FedEx Corp.                                                           35,888                        1,916
    Union Pacific Corp.                                                   30,098                        1,905
*   The Kroger Co.                                                        95,604                        1,903
*   AT&T Wireless Services Inc.                                          323,629                        1,893
    Harley-Davidson, Inc.                                                 36,300                        1,861
*   Concord EFS, Inc.                                                     61,000                        1,839
    Charles Schwab Corp.                                                 164,000                        1,837
    Lehman Brothers Holdings, Inc.                                        29,300                        1,832
    SLM Corp.                                                             18,700                        1,812
    ConAgra Foods, Inc.                                                   64,702                        1,789
    PNC Financial Services Group                                          34,157                        1,786
    The Hartford Financial Services Group Inc.                            29,576                        1,759
    ALLTEL Corp.                                                          37,396                        1,758
    Kellogg Co.                                                           48,858                        1,752
    State Street Corp.                                                    39,100                        1,748
    H.J. Heinz Co.                                                        41,911                        1,723
    NIKE, Inc. Class B                                                    32,080                        1,721
*   Safeway, Inc.                                                         58,100                        1,696
    Northrop Grumman Corp.                                                13,462                        1,683
    Weyerhaeuser Co.                                                      26,214                        1,674
    Mellon Financial Corp.                                                53,020                        1,666
    TXU Corp.                                                             32,074                        1,649
    CIGNA Corp.                                                           16,867                        1,643
    American Electric Power Co., Inc.                                     40,535                        1,622
    Capital One Financial Corp.                                           26,400                        1,612
    Tribune Co.                                                           36,254                        1,577
    Progressive Corp. of Ohio                                             26,400                        1,527
    Masco Corp.                                                           56,258                        1,525
*   Forest Laboratories, Inc.                                             21,500                        1,522
    Equity Office Properties Trust REIT                                   50,200                        1,511
    Southwest Airlines Co.                                                92,926                        1,502
    Wm. Wrigley Jr. Co.                                                   27,058                        1,498
*   Maxim Integrated Products, Inc.                                       38,809                        1,488
    Avon Products, Inc.                                                   28,388                        1,483
    The Gap, Inc.                                                        104,379                        1,482
    Albertson's, Inc.                                                     48,556                        1,479
*   Immunex Corp.                                                         66,000                        1,474
    Anadarko Petroleum Corp.                                              29,866                        1,472
*   Micron Technology, Inc.                                               72,494                        1,466
    The Chubb Corp.                                                       20,518                        1,453
    Alcan Inc.                                                            38,712                        1,452
    CVS Corp.                                                             47,204                        1,444
    El Paso Corp.                                                         69,570                        1,434
*   Boston Scientific Corp.                                               48,584                        1,424
    Paychex, Inc.                                                         45,225                        1,415
*   Best Buy Co., Inc.                                                    38,600                        1,401
    KeyCorp                                                               51,316                        1,401
    The McGraw-Hill Cos., Inc.                                            23,368                        1,395
    Progress Energy, Inc.                                                 26,675                        1,387
    Burlington Northern Santa Fe Corp.                                    46,098                        1,383
    XL Capital Ltd. Class A                                               16,200                        1,372
    Campbell Soup Co.                                                     49,474                        1,368
    Air Products & Chemicals, Inc.                                        27,106                        1,368
    Deere & Co.                                                           28,538                        1,367
    Occidental Petroleum Corp.                                            45,169                        1,355
    Baker Hughes, Inc.                                                    40,626                        1,352
*   WellPoint Health Networks Inc. Class A                                17,300                        1,346
    Franklin Resources Corp.                                              31,300                        1,335
    Limited Brands, Inc.                                                  62,484                        1,331
*   Bed Bath & Beyond, Inc.                                               35,200                        1,328
*   Agilent Technologies, Inc.                                            55,864                        1,321
*   Analog Devices, Inc.                                                  44,000                        1,307
    Comerica, Inc.                                                        21,150                        1,299
    Golden West Financial Corp.                                           18,578                        1,278
    TJX Cos., Inc.                                                        64,988                        1,274
    Stryker Corp.                                                         23,800                        1,274
*   Intuit, Inc.                                                          25,400                        1,263
    FPL Group, Inc.                                                       21,046                        1,263
    PPG Industries, Inc.                                                  20,225                        1,252
    John Hancock Financial Services, Inc.                                 35,400                        1,246
    Barrick Gold Corp.                                                    64,860                        1,232
    Newmont Mining Corp. (Holding Company)                                46,755                        1,231
    Danaher Corp.                                                         18,200                        1,208
    Loews Corp.                                                           22,700                        1,203
    Linear Technology Corp.                                               38,200                        1,201
    Transocean Inc.                                                       38,500                        1,199
    FirstEnergy Corp.                                                     35,888                        1,198
    Coca-Cola Enterprises, Inc.                                           53,800                        1,188
    Northern Trust Corp.                                                  26,708                        1,177
*   Starbucks Corp.                                                       46,500                        1,156
    Pitney Bowes, Inc.                                                    28,954                        1,150
    Entergy Corp.                                                         27,050                        1,148

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    The Clorox Co.                                           $            27,726            $           1,146
    Sprint Corp.                                                         107,226                        1,138
    Interpublic Group of Cos., Inc.                                       45,862                        1,136
    May Department Stores Co.                                             34,404                        1,133
    McKesson Corp.                                                        34,603                        1,131
    Newell Rubbermaid, Inc.                                               32,174                        1,128
    Praxair, Inc.                                                         19,721                        1,123
*   Guidant Corp.                                                         36,900                        1,115
    Marriott International, Inc. Class A                                  29,306                        1,115
    Computer Associates International, Inc.                               69,599                        1,106
*   Staples, Inc.                                                         56,100                        1,105
    Mattel, Inc.                                                          52,342                        1,100
    Norfolk Southern Corp.                                                46,689                        1,092
    Unocal Corp.                                                          29,499                        1,090
    SouthTrust Corp.                                                      41,700                        1,089
    Rohm & Haas Co.                                                       26,501                        1,073
    Public Service Enterprise Group, Inc.                                 24,768                        1,072
    Consolidated Edison Inc.                                              25,655                        1,071
    Becton, Dickinson & Co.                                               31,020                        1,069
*   Yahoo! Inc.                                                           71,100                        1,049
    The Pepsi Bottling Group, Inc.                                        34,000                        1,047
*   Yum! Brands, Inc.                                                     35,760                        1,046
    Allergan, Inc.                                                        15,536                        1,037
    Hershey Foods Corp.                                                   16,290                        1,024
    H & R Block, Inc.                                                     22,136                        1,022
    Omnicom Group Inc.                                                    22,300                        1,021
    Eastman Kodak Co.                                                     35,006                        1,021
    Fortune Brands, Inc.                                                  18,139                        1,015
    Cintas Corp.                                                          20,500                        1,013
    Marathon Oil Corp.                                                    37,319                        1,012
    MBIA, Inc.                                                            17,750                        1,003
*   KLA-Tencor Corp.                                                      22,800                        1,003
    Archer-Daniels-Midland Co.                                            78,394                        1,003
    Ace, Ltd.                                                             31,500                          995
*   Computer Sciences Corp.                                               20,564                          983
    Apache Corp.                                                          17,050                          980
    Synovus Financial Corp.                                               35,550                          978
    AmSouth Bancorp                                                       43,542                          974
*   AutoZone Inc.                                                         12,600                          974
    Regions Financial Corp.                                               27,700                          974
    St. Paul Cos., Inc.                                                   24,996                          973
    Aon Corp.                                                             32,800                          967
*   Veritas Software Corp.                                                48,657                          963
*   Federated Department Stores, Inc.                                     24,100                          957
    Equity Residential REIT                                               33,100                          952
    AmerisourceBergen Corp.                                               12,500                          950
    Lincoln National Corp.                                                22,474                          944
    New York Times Co. Class A                                            18,264                          941
    Ingersoll-Rand Co.                                                    20,400                          931
    Charter One Financial, Inc.                                           27,062                          930
    Devon Energy Corp.                                                    18,724                          923
    Moody's Corp.                                                         18,534                          922
    Burlington Resources, Inc.                                            24,211                          920
    Cincinnati Financial Corp.                                            19,600                          912
*   Xilinx, Inc.                                                          40,300                          904
    CSX Corp.                                                             25,508                          894
    Delphi Corp.                                                          67,560                          892
    DTE Energy Co.                                                        19,786                          883
    TRW, Inc.                                                             15,386                          874
    Biomet, Inc.                                                          32,192                          873
    Amerada Hess Corp.                                                    10,578                          873
*   Univision Communications Inc.                                         27,500                          864
    MGIC Investment Corp.                                                 12,700                          861
    Johnson Controls, Inc.                                                10,536                          860
    Ambac Financial Group, Inc.                                           12,650                          853
    Dover Corp.                                                           24,360                          853
*   Fiserv, Inc.                                                          23,050                          846
    Jefferson-Pilot Corp.                                                 17,885                          845
*   Lexmark International, Inc.                                           15,500                          843
    Aetna Inc.                                                            17,575                          843
*   PG&E Corp.                                                            46,805                          837
    Halliburton Co.                                                       52,491                          837
*   Zimmer Holdings, Inc.                                                 23,300                          831
    Avery Dennison Corp.                                                  13,210                          829
    Adobe Systems, Inc.                                                   28,900                          824
*   Apollo Group, Inc. Class A                                            20,700                          816
*   Siebel Systems, Inc.                                                  56,700                          806
    MeadWestvaco Corp.                                                    23,997                          805
*   Chiron Corp.                                                          22,800                          805
*   MedImmune Inc.                                                        30,200                          797
    Xcel Energy, Inc.                                                     47,453                          796
    Starwood Hotels & Resorts Worldwide, Inc.                             24,100                          793
    Textron, Inc.                                                         16,820                          789
    Marshall & Ilsley Corp.                                               25,500                          789
    Union Planters Corp.                                                  24,350                          788
    Molex, Inc.                                                           23,250                          780
    ITT Industries, Inc.                                                  10,988                          776
*   St. Jude Medical, Inc.                                                10,488                          775
    Dollar General Corp.                                                  40,050                          762
*   Apple Computer, Inc.                                                  42,892                          760
    Ameren Corp.                                                          17,355                          746
    UnumProvident Corp.                                                   29,223                          744
*   Biogen, Inc.                                                          17,800                          737
    Genuine Parts Co.                                                     21,069                          735
    Family Dollar Stores, Inc.                                            20,800                          733
    Bear Stearns Co., Inc.                                                11,907                          727
    Cinergy Corp.                                                         20,173                          726
    Ecolab, Inc.                                                          15,626                          722
    Countrywide Credit Industries, Inc.                                   14,900                          719
    J.C. Penney Co., Inc. (Holding Company)                               32,156                          708

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
EQUITY INDEX PORTFOLIO                                                    SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    UST, Inc.                                                $            20,393            $             693
*   Lucent Technologies, Inc.                                            412,530                          685
    Plum Creek Timber Co. Inc. REIT                                       22,300                          682
    Georgia Pacific Group                                                 27,699                          681
    Parker Hannifin Corp.                                                 14,142                          676
*   Edison International                                                  39,194                          666
*   King Pharmaceuticals, Inc.                                            29,933                          666
*   American Standard Cos., Inc.                                           8,800                          661
*   Nortel Networks Corp.                                                453,624                          658
    Kerr-McGee Corp.                                                      12,005                          643
    KeySpan Corp.                                                         17,000                          640
*   BJ Services Co.                                                       18,800                          637
    Knight Ridder                                                         10,036                          632
*   National Semiconductor Corp.                                          21,654                          632
*   Altera Corp.                                                          46,200                          628
    RadioShack Corp.                                                      20,888                          628
*   Noble Corp.                                                           16,200                          625
*   Office Depot, Inc.                                                    37,100                          623
    PACCAR, Inc.                                                          14,040                          623
*   Sabre Holdings Corp.                                                  17,403                          623
    IMS Health, Inc.                                                      34,668                          622
    Tiffany & Co.                                                         17,600                          620
    Hilton Hotels Corp.                                                   44,557                          619
    Eaton Corp.                                                            8,500                          618
    Reliant Energy, Inc.                                                  36,586                          618
*   International Game Technology                                         10,900                          618
*   Harrah's Entertainment, Inc.                                          13,857                          615
*   Nabors Industries, Inc.                                               17,400                          612
    Nucor Corp.                                                            9,369                          609
*   Solectron Corp.                                                       99,000                          609
*   HealthSouth Corp.                                                     47,327                          605
*   Xerox Corp.                                                           86,594                          604
    Rockwell Collins, Inc.                                                22,009                          603
*   Novellus Systems, Inc.                                                17,500                          595
*   Health Management Associates Class A                                  29,100                          586
    PPL Corp.                                                             17,691                          585
*   Jones Apparel Group, Inc.                                             15,600                          585
    First Tennessee National Corp.                                        15,200                          582
    Huntington Bancshares Inc.                                            29,751                          578
    Constellation Energy Group, Inc.                                      19,651                          577
    Zions Bancorp                                                         11,000                          573
*   Broadcom Corp.                                                        32,400                          568
    Brown-Forman Corp. Class B                                             8,199                          566
    W.W. Grainger, Inc.                                                   11,260                          564
*   Qwest Communications International Inc.                              201,321                          564
    Kinder Morgan, Inc.                                                   14,700                          559
    Torchmark Corp.                                                       14,594                          557
*   PeopleSoft, Inc.                                                      37,400                          557
    Leggett & Platt, Inc.                                                 23,600                          552
    EOG Resources, Inc.                                                   13,900                          552
    Sherwin-Williams Co.                                                  18,324                          548
    Wendy's International, Inc.                                           13,741                          547
    Sempra Energy                                                         24,659                          546
    NiSource, Inc.                                                        24,972                          545
    Whirlpool Corp.                                                        8,190                          535
*   Sprint PCS                                                           119,512                          534
    Vulcan Materials Co.                                                  12,200                          532
*   Teradyne, Inc.                                                        22,100                          519
    VF Corp.                                                              13,160                          516
    Darden Restaurants Inc.                                               20,850                          515
*   Jabil Circuit, Inc.                                                   23,700                          500
    CenturyTel, Inc.                                                      16,950                          500
*   Network Appliance, Inc.                                               40,200                          499
    Applied Biosystems Group-Applera Corp.                                25,532                          498
*   Inco Ltd.                                                             21,907                          497
*   Genzyme Corp.-General Division                                        25,800                          496
    Dow Jones & Co., Inc.                                                 10,231                          496
*   Robert Half International, Inc.                                       21,200                          494
    T. Rowe Price Group Inc.                                              14,800                          487
*   BMC Software, Inc.                                                    29,283                          486
    Stilwell Financial, Inc.                                              26,700                          486
    Simon Property Group, Inc. REIT                                       13,000                          479
    SAFECO Corp.                                                          15,380                          475
    Circuit City Stores, Inc.                                             25,224                          473
    Equifax, Inc.                                                         17,400                          470
    Black & Decker Corp.                                                   9,612                          463
    TECO Energy, Inc.                                                     18,600                          460
*   Pactiv Corp.                                                          18,961                          449
    Placer Dome, Inc.                                                     39,688                          445
    Rockwell Automation, Inc.                                             22,409                          445
*   Toys R Us, Inc.                                                       25,418                          444
    Engelhard Corp.                                                       15,533                          440
*   JDS Uniphase Corp.                                                   163,420                          440
    Cooper Industries, Inc. Class A                                       11,184                          440
    Phelps Dodge Corp.                                                    10,659                          439
    Sigma-Aldrich Corp.                                                    8,738                          438
    Eastman Chemical Co.                                                   9,294                          436
*   QLogic Corp.                                                          11,100                          423
    Centex Corp.                                                           7,314                          423
    Pulte Homes, Inc.                                                      7,344                          422
*   Waters Corp.                                                          15,800                          422
    The Stanley Works                                                     10,170                          417
*   NCR Corp.                                                             11,900                          415
    Liz Claiborne, Inc.                                                   12,848                          409
*   Corning, Inc.                                                        114,334                          406
*   Convergys Corp.                                                       20,800                          405
*   Sealed Air Corp.                                                      10,045                          405
    Pinnacle West Capital Corp.                                           10,200                          403
    Maytag Corp.                                                           9,378                          400
*   Advanced Micro Devices, Inc.                                          41,032                          399
*   Sanmina-SCI Corp.                                                     63,060                          398

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    SuperValu Inc.                                           $            16,076            $             394
*   LSI Logic Corp.                                                       44,582                          390
    Allegheny Energy, Inc.                                                15,059                          388
    R.R. Donnelley & Sons Co.                                             13,727                          378
    Fluor Corp.                                                            9,642                          376
    Williams Cos., Inc.                                                   62,129                          372
    The Goodyear Tire & Rubber Co.                                        19,649                          368
    International Flavors & Fragrances, Inc.                              11,307                          367
    Nordstrom, Inc.                                                       16,186                          367
    Temple-Inland Inc.                                                     6,301                          365
*   Comcast Corp.-Class A                                                 14,931                          361
    C.R. Bard, Inc.                                                        6,383                          361
*   Mirant Corp.                                                          48,304                          353
*   Unisys Corp.                                                          38,805                          349
*   AES Corp.                                                             64,281                          348
*   Thermo Electron Corp.                                                 20,700                          342
    Ashland, Inc.                                                          8,326                          337
    Goodrich Corp.                                                        12,258                          335
    Alberto-Culver Co. Class B                                             7,002                          335
    Sunoco, Inc.                                                           9,205                          328
    Dana Corp.                                                            17,826                          326
*   Watson Pharmaceuticals, Inc.                                          12,800                          323
    KB HOME                                                                6,265                          323
*   Humana Inc.                                                           20,300                          317
*   Calpine Corp.                                                         45,000                          316
*   NEXTEL Communications, Inc.                                           97,700                          314
*   AMR Corp.                                                             18,586                          313
*   Tellabs, Inc.                                                         49,392                          312
    Dynegy, Inc.                                                          43,300                          312
*   NVIDIA Corp.                                                          18,100                          311
    Scientific-Atlanta, Inc.                                              18,790                          309
*   Freeport-McMoRan Copper & Gold, Inc. Class B                          17,300                          309
    Pall Corp.                                                            14,756                          306
    Brunswick Corp.                                                       10,902                          305
    Bemis Co., Inc.                                                        6,277                          298
*   American Power Conversion Corp.                                       23,500                          297
    Delta Air Lines, Inc.                                                 14,742                          295
    Deluxe Corp.                                                           7,549                          294
*   TMP Worldwide, Inc.                                                   13,500                          290
    Ball Corp.                                                             6,892                          286
*   Citizens Communications Co.                                           33,900                          283
    Hasbro, Inc.                                                          20,800                          282
*   Manor Care, Inc.                                                      12,026                          277
    Big Lots Inc.                                                         14,028                          276
*   Compuware Corp.                                                       44,900                          273
    Adolph Coors Co. Class B                                               4,305                          268
    Dillard's Inc.                                                        10,106                          266
    Winn-Dixie Stores, Inc.                                               16,826                          262
    NICOR Inc.                                                             5,389                          247
    United States Steel Corp.                                             12,278                          244
    Rowan Cos., Inc.                                                      11,231                          241
    Boise Cascade Corp.                                                    6,936                          239
    Navistar International Corp.                                           7,335                          235
    Symbol Technologies, Inc.                                             27,550                          234
*   Mercury Interactive Corp.                                             10,100                          232
    Allied Waste Industries, Inc.                                         23,700                          230
    Meredith Corp.                                                         5,922                          227
    Visteon Corp.                                                         15,698                          223
*   ADC Telecommunications, Inc.                                          95,600                          219
    Bausch & Lomb, Inc.                                                    6,416                          217
*   Avaya Inc.                                                            43,460                          215
*   CIENA Corp.                                                           50,163                          210
    Snap-On Inc.                                                           6,978                          209
*   Reebok International Ltd.                                              7,086                          209
*   Comverse Technology, Inc.                                             22,400                          207
*   Tektronix, Inc.                                                       10,904                          204
    Ryder System, Inc.                                                     7,515                          204
    Providian Financial Corp.                                             34,324                          202
*   Rational Software Corp.                                               23,400                          192
    Worthington Industries, Inc.                                          10,386                          188
*   PMC Sierra Inc.                                                       20,000                          185
    Millipore Corp.                                                        5,765                          184
    Autodesk, Inc.                                                        13,820                          183
    Cooper Tire & Rubber Co.                                               8,848                          182
    Crane Co.                                                              7,098                          180
    CMS Energy Corp.                                                      16,300                          179
*   Quintiles Transnational Corp.                                         14,200                          177
*   Gateway, Inc.                                                         39,100                          174
*   Applied Micro Circuits Corp.                                          36,000                          170
*   Andrew Corp.                                                          11,711                          168
    PerkinElmer, Inc.                                                     15,186                          168
    Great Lakes Chemical Corp.                                             6,125                          163
    Cummins Inc.                                                           4,899                          162
*   Hercules, Inc.                                                        13,178                          157
    Allegheny Technologies Inc.                                            9,766                          155
    Peoples Energy Corp.                                                   4,185                          153
    Tupperware Corp.                                                       6,929                          144
*   Novell, Inc.                                                          43,179                          139
    Louisiana-Pacific Corp.                                               12,682                          134
*   Citrix Systems, Inc.                                                  21,900                          132
*   Thomas & Betts Corp.                                                   7,102                          132
    American Greetings Corp. Class A                                       7,878                          131
*   Palm, Inc.                                                            69,691                          123
*   Parametric Technology Corp.                                           31,400                          112
*   Viacom Inc. Class A                                                    2,112                           94
    Conseco Inc.                                                          41,638                           83
*   Vitesse Semiconductor Corp.                                           24,100                           76
*   McDermott International, Inc.                                          7,671                           62
*   Power-One, Inc.                                                        9,600                           60
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $941,381)                                                         $       1,090,318
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
EQUITY INDEX PORTFOLIO                                                     (000)                        (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 1.87%, 7/3/2002                                          $               300                          300
REPURCHASE AGREEMENTS
COLLATERALIZED BY U.S. GOVERNMENT
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002                                                        1,406                        1,406
    1.97%, 7/1/2002--Note G                                                  350                          350
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,056)                                              $           2,056
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $943,437)                                                  $       1,092,374
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    1,675
Liabilities--Note G                                                                                   (2,883)
                                                                                            -----------------
                                                                                                      (1,208)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 45,178,952 outstanding $.001
    par value shares of beneficial interest
     (unlimited authorization)                                                              $       1,091,166
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           24.15
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent
100.1% and 0.0%, respectively, of net assets. See Note F in Notes to Financial
Statements.
(2) Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 924,192            $ 20.46
Undistributed Net
Investment Income                                       6,299                .14
Accumulated Net Realized Gains                         11,794                .26
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                                 148,937               3.29
Futures Contracts                                        (56)                 --
--------------------------------------------------------------------------------
NET ASSETS                                        $ 1,091,166            $ 24.15
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
MID-CAP INDEX PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (100.0%)(1)
-------------------------------------------------------------------------------------------------------------
*   Electronic Arts Inc.                                     $            51,740            $           3,417
*   Quest Diagnostics, Inc.                                               36,400                        3,132
    M & T Bank Corp.                                                      34,801                        2,985
*   SunGard Data Systems, Inc.                                           105,820                        2,802
    North Fork Bancorp, Inc.                                              61,470                        2,447
*   Gilead Sciences, Inc.                                                 73,100                        2,404
*   Affiliated Computer Services, Inc. Class A                            49,500                        2,350
    Tyson Foods, Inc.                                                    132,637                        2,057
*   Microchip Technology, Inc.                                            74,863                        2,054
*   DST Systems, Inc.                                                     44,900                        2,052
    National Commerce Financial Corp.                                     77,412                        2,036
*   IDEC Pharmaceuticals Corp.                                            57,104                        2,024
    Washington Post Co. Class B                                            3,570                        1,946
*   Weatherford International Ltd.                                        44,770                        1,934
*   L-3 Communications Holdings, Inc.                                     34,500                        1,863
    R.J. Reynolds Tobacco Holdings, Inc.                                  34,500                        1,854
    Golden State Bancorp Inc.                                             51,000                        1,849
    Green Point Financial Corp.                                           37,540                        1,843
*   SPX Corp.                                                             15,422                        1,812
*   Symantec Corp.                                                        53,320                        1,752
    Radian Group, Inc.                                                    35,500                        1,728
*   Dollar Tree Stores, Inc.                                              42,675                        1,682
    American Water Works Co., Inc.                                        37,490                        1,620
    Compass Bancshares Inc.                                               47,800                        1,606
*   Synopsys, Inc.                                                        29,145                        1,598
*   Cadence Design Systems, Inc.                                          97,531                        1,572
*   Mohawk Industries, Inc.                                               25,300                        1,557
*   Oxford Health Plans, Inc.                                             32,990                        1,533
*   CDW Computer Centers, Inc.                                            32,300                        1,512
*   Express Scripts Inc.                                                  29,900                        1,498
    Valero Energy Corp.                                                   39,781                        1,489
*   BISYS Group, Inc.                                                     44,700                        1,489
    Mylan Laboratories, Inc.                                              47,220                        1,480
    Lennar Corp.                                                          24,100                        1,475
    Sovereign Bancorp, Inc.                                               97,760                        1,462
*   ChoicePoint Inc.                                                      31,967                        1,454
    Banknorth Group, Inc.                                                 55,313                        1,439
    D. R. Horton, Inc.                                                    54,944                        1,430
    Ocean Energy, Inc.                                                    65,720                        1,424
    Old Republic International Corp.                                      45,100                        1,421
    Murphy Oil Corp.                                                      17,100                        1,411
    TCF Financial Corp.                                                   28,360                        1,393
    ENSCO International, Inc.                                             50,720                        1,383
*   Trigon Healthcare, Inc.                                               13,470                        1,355
    McCormick & Co., Inc.                                                 52,200                        1,344
*   Westwood One, Inc.                                                    40,200                        1,344
    Telephone & Data Systems, Inc.                                        21,970                        1,330
    Hillenbrand Industries, Inc.                                          23,540                        1,322
*   Williams-Sonoma, Inc.                                                 43,100                        1,322
*   Vishay Intertechnology, Inc.                                          59,804                        1,316
*   Lincare Holdings, Inc.                                                40,380                        1,304
*   Smith International, Inc.                                             19,030                        1,298
    The PMI Group Inc.                                                    33,790                        1,291
    Expeditors International of Washington, Inc.                          38,800                        1,287
*   Millennium Pharmaceuticals, Inc.                                     105,782                        1,285
*   Patterson Dental Co.                                                  25,400                        1,278
*   Health Net Inc.                                                       47,050                        1,260
*   Dean Foods Co.                                                        33,714                        1,258
    DPL Inc.                                                              47,480                        1,256
    Hormel Foods Corp.                                                    52,120                        1,248
    SCANA Corp.                                                           39,308                        1,215
    Ross Stores, Inc.                                                     29,640                        1,208
*   Republic Services, Inc. Class A                                       62,400                        1,190
    Hibernia Corp. Class A                                                60,020                        1,188
    Legg Mason Inc.                                                       24,100                        1,186
    A.G. Edwards & Sons, Inc.                                             30,240                        1,175
*   Brinker International, Inc.                                           36,680                        1,165
*   Park Place Entertainment Corp.                                       113,200                        1,160
    SEI Corp.                                                             41,100                        1,158
*   Triad Hospitals, Inc.                                                 27,309                        1,157
    Beckman Coulter, Inc.                                                 23,140                        1,155
    Fidelity National Financial, Inc.                                     35,910                        1,135
*   Pioneer Natural Resources Co.                                         43,510                        1,133
*   Lear Corp.                                                            24,440                        1,130
    Bowater Inc.                                                          20,700                        1,126
    Arthur J. Gallagher & Co.                                             32,300                        1,119
    Commerce Bancorp, Inc.                                                25,000                        1,105
*   Universal Health Services Class B                                     22,500                        1,103
*   Atmel Corp.                                                          175,100                        1,096
    Fastenal Co.                                                          28,440                        1,095
    Wisconsin Energy Corp.                                                43,270                        1,093
    New York Community Bancorp, Inc.                                      40,300                        1,092
*   Intersil Corp.                                                        50,908                        1,088
    DENTSPLY International Inc.                                           29,320                        1,082
    Astoria Financial Corp.                                               33,700                        1,080
    Everest Re Group, Ltd.                                                19,250                        1,077
    Mercantile Bankshares Corp.                                           26,190                        1,075
    Associated Banc-Corp.                                                 28,368                        1,070
*   Constellation Brands, Inc. Class A                                    33,400                        1,069
*   First Health Group Corp.                                              38,040                        1,067
    C.H. Robinson Worldwide, Inc.                                         31,760                        1,065
*   Hispanic Broadcasting Corp.                                           40,800                        1,065
*   Network Associates, Inc.                                              55,030                        1,060
*   Ceridian Corp.                                                        55,500                        1,053
    Manpower Inc.                                                         28,370                        1,043
*   Fairchild Semiconductor Corp.                                         42,600                        1,035
*   Barr Laboratories, Inc.                                               16,279                        1,034
*   Varian Medical Systems, Inc.                                          25,500                        1,034
*   BJ's Wholesale Club, Inc.                                             26,740                        1,029

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
MID-CAP INDEX PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    Sonoco Products Co.                                      $            36,120            $           1,023
*   Whole Foods Market, Inc.                                              21,200                        1,022
*   Outback Steakhouse                                                    29,010                        1,018
    City National Corp.                                                   18,710                        1,006
    Diebold, Inc.                                                         26,960                        1,004
    Energy East Corp.                                                     43,800                          990
    Avnet, Inc.                                                           44,921                          988
*   Cooper Cameron Corp.                                                  20,300                          983
    Neuberger Berman Inc.                                                 26,550                          972
*   Certegy, Inc.                                                         26,100                          968
    Northeast Utilities                                                   51,640                          964
    First Virginia Banks, Inc.                                            17,950                          962
    Belo Corp. Class A                                                    42,030                          950
*   Energizer Holdings, Inc.                                              34,200                          938
    Omnicare, Inc.                                                        35,290                          927
*   The Dunn & Bradstreet Corp.                                           28,000                          925
    Allmerica Financial Corp.                                             19,900                          919
*   Coach, Inc.                                                           16,600                          911
    Unitrin, Inc.                                                         25,400                          909
    Harris Corp.                                                          24,900                          905
*   AmeriCredit Corp.                                                     32,100                          900
*   Abercrombie & Fitch Co.                                               37,140                          896
    Dreyer's Grand Ice Cream, Inc.                                        13,000                          892
    NSTAR                                                                 19,900                          891
    Pentair, Inc.                                                         18,520                          890
    FirstMerit Corp.                                                      31,900                          880
    Alliant Energy Corp.                                                  33,850                          870
    PepsiAmericas, Inc.                                                   58,010                          867
    Viad Corp.                                                            33,300                          866
    Potomac Electric Power Co.                                            40,210                          864
    Allete, Inc.                                                          31,800                          862
*   LAM Research Corp.                                                    47,900                          861
    Conectiv, Inc.                                                        33,258                          858
    Hospitality Properties Trust REIT                                     23,500                          858
*   Entercom Communications Corp.                                         18,600                          854
    Protective Life Corp.                                                 25,710                          851
    Valspar Corp.                                                         18,800                          846
    Teleflex Inc.                                                         14,710                          841
*   Patterson-UTI Energy, Inc.                                            29,500                          833
*   AdvancePCS                                                            34,600                          828
*   Apogent Technologies Inc.                                             40,110                          825
    Clayton Homes Inc.                                                    51,700                          817
    Equitable Resources, Inc.                                             23,800                          816
    Eaton Vance Corp.                                                     26,200                          816
    Investors Financial Services Corp.                                    24,100                          808
    International Speedway Corp.                                          19,900                          798
*   Tech Data Corp.                                                       21,060                          797
*   Packaging Corp. of America                                            39,700                          790
*   IVAX Corp.                                                            73,093                          789
*   Pride International, Inc.                                             49,900                          781
*   Gentex Corp.                                                          28,400                          780
*   Michaels Stores, Inc.                                                 20,000                          780
*   Arrow Electronics, Inc.                                               37,550                          779
    Bank of Hawaii Corp.                                                  27,280                          774
    Noble Energy, Inc.                                                    21,430                          773
*   Smithfield Foods, Inc.                                                41,400                          768
    Questar Corp.                                                         30,710                          763
    Hubbell Inc. Class B                                                  22,130                          756
    ICN Pharmaceuticals, Inc.                                             31,140                          754
*   Swift Transportation Co., Inc.                                        32,340                          754
    Wilmington Trust Corp.                                                24,540                          748
    Tidewater Inc.                                                        22,730                          748
    Tootsie Roll Industries, Inc.                                         19,375                          747
    New Plan Excel Realty Trust REIT                                      35,500                          739
*   Valassis Communications, Inc.                                         20,200                          737
    Reynolds & Reynolds Class A                                           26,340                          736
*   Semtech Corp.                                                         27,400                          732
    Harte-Hanks, Inc.                                                     35,350                          726
*   E*TRADE Group, Inc.                                                  132,955                          726
*   Henry Schein, Inc.                                                    16,200                          721
    Martin Marietta Materials, Inc.                                       18,310                          714
*   Jacobs Engineering Group Inc.                                         20,460                          712
    Dial Corp.                                                            35,540                          712
*   Mandalay Resort Group                                                 25,750                          710
*   Integrated Device Technology Inc.                                     39,110                          709
    Lyondell Chemical Co.                                                 46,950                          709
    Webster Financial Corp.                                               18,400                          704
    Reader's Digest Assn., Inc. Class A                                   37,500                          702
    MDU Resources Group, Inc.                                             26,500                          702
*   Cypress Semiconductor Corp.                                           45,850                          696
    Waddell & Reed Financial, Inc.                                        30,300                          694
*   International Rectifier Corp.                                         23,800                          694
    Roslyn Bancorp, Inc.                                                  31,700                          692
*   Saks Inc.                                                             53,370                          685
    CNF Inc.                                                              18,030                          685
    Puget Energy, Inc.                                                    32,730                          677
    National Fuel Gas Co.                                                 30,040                          676
    Colonial BancGroup, Inc.                                              45,000                          675
*   Activision, Inc.                                                      23,200                          674
*   99 Cents Only Stores                                                  26,266                          674
*  The Cheesecake Factory                                                 18,900                          671
*   Barnes & Noble, Inc.                                                  25,360                          670
    OGE Energy Corp.                                                      29,290                          670
    Helmerich & Payne, Inc.                                               18,700                          668
    Cabot Corp.                                                           23,260                          661
    Leucadia National Corp.                                               20,800                          659
    RPM Inc. (Ohio)                                                       43,020                          656
    Pennzoil-Quaker State Co.                                             30,260                          652
    Lubrizol Corp.                                                        19,210                          644
    Precision Castparts Corp.                                             19,440                          642
*   Furniture Brands International Inc.                                   21,170                          640
*   National-Oilwell, Inc.                                                30,400                          640
    CBRL Group, Inc.                                                      20,870                          637
*   Storage Technology Corp.                                              39,800                          636

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   Varco International, Inc.                                $            36,233            $             636
    Vectren Corp.                                                         25,428                          633
    J.M. Smucker Co.                                                      18,413                          628
*   National Instruments Corp.                                            19,200                          625
*   United Rentals, Inc.                                                  28,600                          623
    Independence Community Bank Corp.                                     21,600                          621
    The MONY Group Inc.                                                   18,200                          619
    American Financial Group, Inc.                                        25,870                          618
    StanCorp Financial Group, Inc.                                        11,100                          616
*   Flowserve Corp.                                                       20,520                          612
    HCC Insurance Holdings, Inc.                                          23,200                          611
    ArvinMeritor, Inc.                                                    25,465                          611
    Dole Food Co.                                                         20,950                          608
    HON Industries, Inc.                                                  22,180                          604
*   Investment Technology Group, Inc.                                     18,400                          602
*   Devry, Inc.                                                           26,200                          598
*   3Com Corp.                                                           134,000                          590
*   Catalina Marketing Corp.                                              20,700                          584
    Donaldson Co., Inc.                                                   16,630                          583
    Greater Bay Bancorp                                                   18,900                          581
    Lee Enterprises, Inc.                                                 16,590                          581
    Herman Miller, Inc.                                                   28,450                          578
    Hawaiian Electric Industries Inc.                                     13,550                          577
*   Acxiom Corp.                                                          32,900                          575
    BorgWarner, Inc.                                                       9,960                          575
*   KEMET Corp.                                                           32,200                          575
*   American Eagle Outfitters, Inc.                                       27,000                          571
    Jack Henry & Associates Inc.                                          34,100                          569
*   Grant Prideco, Inc.                                                   41,770                          568
*   Extended Stay America, Inc.                                           34,900                          566
    Harsco Corp.                                                          15,090                          566
*   Borders Group, Inc.                                                   30,750                          566
*   Copart, Inc.                                                          34,300                          557
*   Scholastic Corp.                                                      14,660                          556
*   GTech Holdings Corp.                                                  21,620                          552
    GATX Corp.                                                            18,240                          549
*   AGCO Corp.                                                            27,860                          543
    Blyth, Inc.                                                           17,400                          543
    Crompton Corp.                                                        42,555                          543
    Aquila, Inc.                                                          67,440                          540
    Provident Financial Group, Inc.                                       18,570                          539
    IMC Global Inc.                                                       43,060                          538
*   LifePoint Hospitals, Inc.                                             14,800                          537
*   Education Management Corp.                                            13,100                          534
*   The Titan Corp.                                                       29,000                          530
    Media General, Inc. Class A                                            8,700                          525
*   AK Steel Corp.                                                        40,653                          521
*   The Neiman Marcus Group, Inc. Class A                                 15,000                          521
*   IndyMac Bancorp, Inc. REIT                                            22,800                          517
    Carlisle Co., Inc.                                                    11,430                          514
*   Edwards Lifesciences Corp.                                            22,400                          513
*   Advanced Fibre Communications, Inc.                                   31,000                          513
    Rayonier Inc.                                                         10,410                          511
*   Timberland Co.                                                        14,200                          509
*   LaBranche & Co. Inc.                                                  22,200                          508
*   FMC Technologies Inc.                                                 24,621                          506
*   Six Flags, Inc.                                                       34,880                          504
    York International Corp.                                              14,840                          501
*   Micrel, Inc.                                                          34,800                          500
    Westamerica Bancorporation                                            12,600                          498
*   Forest Oil Corp.                                                      17,600                          498
    ONEOK, Inc.                                                           22,600                          496
*   STERIS Corp.                                                          26,150                          494
    AGL Resources Inc.                                                    21,030                          492
    Lancaster Colony Corp.                                                13,770                          491
    Pittston Brink's Group                                                20,328                          488
*   Payless ShoeSource, Inc.                                               8,426                          486
    Albemarle Corp.                                                       15,620                          482
*   RF Micro Devices, Inc.                                                62,900                          479
    WPS Resources Corp.                                                   11,700                          478
    WGL Holdings Inc.                                                     18,300                          476
*   Ohio Casualty Corp.                                                   22,700                          474
*   Retek Inc.                                                            19,500                          474
    Interstate Bakeries Corp.                                             16,390                          473
    Great Plains Energy, Inc.                                             23,180                          472
    Kennametal, Inc.                                                      12,830                          468
*   Cytec Industries, Inc.                                                14,880                          468
    Callaway Golf Co.                                                     29,430                          466
    Ametek Aerospace Products Inc.                                        12,450                          464
    Western Gas Resources, Inc.                                           12,400                          464
    Church & Dwight, Inc.                                                 14,720                          461
*   Vertex Pharmaceuticals, Inc.                                          28,300                          461
*   CheckFree Corp.                                                       29,300                          458
*   Apria Healthcare Group Inc.                                           20,370                          456
*   Silicon Valley Bancshares                                             17,200                          453
    Superior Industries International, Inc.                                9,800                          452
*   Polycom, Inc.                                                         37,700                          452
*   Airgas, Inc.                                                          26,080                          451
    Ferro Corp.                                                           14,890                          449
    Arch Coal, Inc.                                                       19,700                          447
*   Covance,Inc.                                                          23,240                          436
    AmerUs Group Co.                                                      11,400                          422
*   Emmis Communications, Inc.                                            19,800                          420
    Claire's Stores, Inc.                                                 18,260                          418
    Bob Evans Farms, Inc.                                                 13,050                          411
    Westar Energy, Inc.                                                   26,600                          408
    Federal Signal Corp.                                                  17,000                          408
    Sensient Technologies Corp.                                           17,860                          406
*   Credence Systems Corp.                                                22,800                          405
*   J.B. Hunt Transport Services, Inc.                                    13,690                          404
    RGS Energy Group Inc.                                                 10,300                          404

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
MID-CAP INDEX PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    Longs Drug Stores, Inc.                                  $            14,300            $             403
*   FMC Corp.                                                             13,100                          395
*   Sybase, Inc.                                                          37,300                          394
    Granite Construction Co.                                              15,550                          393
*   Imation Corp.                                                         13,150                          391
*   Cabot Microelectronics Corp.                                           9,062                          391
    Alexander & Baldwin, Inc.                                             15,290                          390
    Olin Corp.                                                            17,620                          390
    IDACORP, Inc.                                                         14,110                          388
*   CSG Systems International, Inc.                                       19,800                          379
    Minerals Technologies, Inc.                                            7,640                          377
*   McDATA Corp. Class A                                                  42,500                          374
    Cleco Corp.                                                           17,000                          372
    Tecumseh Products Co. Class A                                          6,930                          368
    Kelly Services, Inc. Class A                                          13,610                          368
*   Cree, Inc.                                                            27,400                          363
    Universal Corp. (VA)                                                   9,870                          362
*   Protein Design Labs, Inc.                                             33,300                          362
*   Lattice Semiconductor Corp.                                           41,300                          361
    Potlatch Corp.                                                        10,600                          361
    PNM Resources Inc.                                                    14,760                          357
    Trinity Industries, Inc.                                              17,080                          357
*   Pacificare Health Systems, Inc.                                       13,100                          356
*   Perrigo Co.                                                           27,310                          355
*   Keane, Inc.                                                           28,480                          353
*   Cytyc Corp.                                                           46,300                          353
*   Mentor Graphics Corp.                                                 24,720                          352
    Airborne, Inc.                                                        18,230                          350
    Black Hills Corp.                                                     10,040                          347
*   Advent Software, Inc.                                                 13,100                          337
    Banta Corp.                                                            9,320                          335
    Wallace Computer Services, Inc.                                       15,480                          333
*   Plantronics, Inc.                                                     17,400                          331
*   Hanover Compressor Co.                                                24,500                          331
*   Sotheby's Holdings Class A                                            23,130                          330
*   Price Communications Corp.                                            20,400                          326
    Albany International Corp.                                            12,088                          325
    DQE Inc.                                                              23,200                          325
*   SanDisk Corp.                                                         25,800                          320
*   MPS Group, Inc.                                                       37,130                          316
*   TriQuint Semiconductor, Inc.                                          49,053                          314
    H.B. Fuller Co.                                                       10,700                          313
    Nordson Corp.                                                         12,560                          310
    Modine Manufacturing Co.                                              12,530                          308
*   EGL, Inc.                                                             18,100                          307
    Glatfelter                                                            16,260                          306
*   Sepracor Inc.                                                         31,420                          300
    Sierra Pacific Resources                                              38,410                          300
*   FEI Co.                                                               12,100                          297
*   Sylvan Learning Systems, Inc.                                         14,800                          295
    Ruddick Corp.                                                         17,510                          293
*   CommScope, Inc.                                                       23,300                          291
    Horace Mann Educators Corp.                                           15,370                          285
*   Plexus Corp.                                                          15,600                          282
    Solutia, Inc.                                                         39,440                          277
*   ADTRAN Inc.                                                           14,500                          275
    Overseas Shipholding Group Inc.                                       12,910                          272
*   Gartner, Inc. Class B                                                 28,900                          272
*   Ascential Software Corp.                                              96,100                          268
*   Avocent Corp.                                                         16,789                          267
    Kaydon Corp.                                                          11,250                          266
*   LTX Corp.                                                             18,300                          261
*   Alaska Air Group, Inc.                                                 9,990                          261
*   GrafTech International Ltd.                                           21,000                          258
*   Papa John's International, Inc.                                        7,700                          257
*   Sequa Corp. Class A                                                    3,910                          256
*   Quanta Services, Inc.                                                 25,400                          251
*   Macrovision Corp.                                                     19,100                          250
*   Quantum Corp.                                                         58,560                          246
    Carpenter Technology Corp.                                             8,340                          240
*   Internet Security Systems, Inc.                                       18,000                          236
    A. Schulman Inc.                                                      10,970                          235
    Wausau-Mosinee Paper Corp.                                            19,400                          234
*   Cirrus Logic                                                          30,900                          231
    Rollins, Inc.                                                         11,340                          231
*   Powerwave Technologies, Inc.                                          24,600                          225
*   VISX Inc.                                                             20,300                          221
*   Unifi, Inc.                                                           20,270                          221
*   Newport Corp.                                                         14,000                          219
    Bandag, Inc.                                                           7,740                          219
*   BroadWing Inc.                                                        82,400                          214
*   NCO Group, Inc.                                                        9,700                          211
*   Dycom Industries, Inc.                                                18,000                          210
    Metris Cos., Inc.                                                     23,400                          194
*   Macromedia, Inc.                                                      21,900                          194
    Stewart & Stevenson Services, Inc.                                    10,610                          188
*   Incyte Genomics, Inc.                                                 25,000                          182
    Longview Fibre Co.                                                    19,170                          181
*   InFocus Corp.                                                         14,700                          173
*   Transaction Systems Architects, Inc.                                  13,200                          155
*   Legato Systems, Inc.                                                  42,320                          152
*   Wind River Systems Inc.                                               29,300                          147
*   Korn/Ferry International                                              14,100                          128
*   Sykes Enterprises, Inc.                                               15,000                          115
*   RSA Security Inc.                                                     21,000                          101
*   The Neiman Marcus Group, Inc.Class B                                   3,000                           97
*   MIPS Technologies, Inc. Class B                                       14,600                           81
*   Atlas Air Worldwide Holdings, Inc.                                    15,000                           56
*   Gartner, Inc. Class A                                                  2,600                           26
*   TranSwitch Corp.                                                      12,687                            8
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $332,630)                                                         $         307,580
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
-------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.83%, 7/31/2002                                         $               100                          100
REPURCHASE AGREEMENT
COLLATERALIZED BY U.S. GOVERNMENT
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002--Note G                                                  585                          585
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $685)                                                $             685
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $333,315)                                                  $         308,265
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    2,255
Liabilities--Note G                                                                                   (2,908)
                                                                                            -----------------
                                                                                                        (653)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 25,603,955 outstanding $.001
    par value shares of beneficial interest
     (unlimited authorization)                                                              $         307,612
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           12.01
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent
100.2% and 0.0%, respectively, of net assets. See Note F in Notes to Financial
Statements.
(2) Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 329,063            $ 12.85
Undistributed Net
    Investment Income                                     901                .04
Accumulated Net Realized Gains                          2,723                .10
Unrealized Depreciation--Note F
    Investment Securities                            (25,050)              (.98)
    Futures Contracts                                    (25)                 --
--------------------------------------------------------------------------------
NET ASSETS                                          $ 307,612            $ 12.01
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
GROWTH PORTFOLIO                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
-------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (13.8%)
    Home Depot, Inc.                                         $           445,025            $          16,346
*   Kohl's Corp.                                                         185,900                       13,028
*   Viacom Inc. Class B                                                  231,400                       10,267
    Wal-Mart Stores, Inc.                                                 86,500                        4,758
*   Liberty Media Corp.                                                  363,800                        3,638
*   AOL Time Warner Inc.                                                 214,700                        3,158
*   Bed Bath & Beyond, Inc.                                               20,700                          781
                                                                                            -----------------
                                                                                            $          51,976
                                                                                            -----------------
CONSUMER STAPLES (2.9%)
    Walgreen Co.                                                         232,100                        8,966
    Procter & Gamble Co.                                                  23,300                        2,081
                                                                                            -----------------
                                                                                            $          11,047
                                                                                            -----------------
FINANCIAL SERVICES (19.6%)
    Citigroup, Inc.                                                      488,600                       18,933
    American International Group, Inc.                                   250,700                       17,105
    J.P. Morgan Chase & Co.                                              243,000                        8,243
    The Goldman Sachs Group, Inc.                                         96,600                        7,086
    Morgan Stanley                                                       164,100                        7,069
    MBNA Corp.                                                           176,000                        5,820
    Merrill Lynch & Co., Inc.                                             76,000                        3,078
*   Concord EFS, Inc.                                                     77,600                        2,339
    First Data Corp.                                                      53,000                        1,972
    Fannie Mae                                                            18,800                        1,387
*   Affiliated Computer Services, Inc. Class A                            15,900                          755
                                                                                            -----------------
                                                                                            $          73,787
                                                                                            -----------------
HEALTH CARE (26.0%)
  BIOTECH RESEARCH & Production (1.8%)
*   Amgen, Inc.                                                          166,100                        6,956

DRUGS & PHARMACEUTICALS(18.2%)
    Pfizer, Inc.                                                         787,900                       27,577
    Cardinal Health, Inc.                                                267,720                       16,441
    Johnson & Johnson                                                    267,700                       13,990
    Wyeth                                                                210,800                       10,793

ELECTRONICS--MEDICAL SYSTEMS (2.5%)
    Medtronic, Inc.                                                      220,475                        9,447

HEALTH CARE FACILITIES (2.7%)
*   Tenet Healthcare Corp.                                               142,200                       10,174

HEALTH CARE MANAGEMENT SERVICES (0.8%)

*   WellPoint Health Networks Inc. Class A                                36,400                        2,832
                                                                                            -----------------
                                                                                            $          98,210
                                                                                            -----------------
OTHER ENERGY (1.7%)
*   Noble Corp.                                                          101,000                        3,899
    Transocean Inc.                                                       50,145                        1,562
    Baker Hughes, Inc.                                                    33,800                        1,125
                                                                                            -----------------
                                                                                            $           6,586
                                                                                            -----------------
PRODUCER DURABLES (3.1%)
    Nokia Corp. ADR                                                      459,800                        6,658
*   Applied Materials, Inc.                                              257,356                        4,895
                                                                                            -----------------
                                                                                            $          11,553
                                                                                            -----------------
TECHNOLOGY (21.7%)
*   Microsoft Corp.                                                      388,650                       21,259
    Intel Corp.                                                          702,500                       12,835
*   Dell Computer Corp.                                                  429,100                       11,217
*   Cisco Systems, Inc.                                                  789,400                       11,012
*   Micron Technology, Inc.                                              340,500                        6,885
*   Veritas Software Corp.                                               328,500                        6,501
*   Maxim Integrated Products, Inc.                                       86,600                        3,319
*   Flextronics International Ltd.                                       408,800                        2,915
*   Altera Corp.                                                         184,950                        2,515
*   Solectron Corp.                                                      279,600                        1,720
*   PeopleSoft, Inc.                                                      99,200                        1,476
    Texas Instruments, Inc.                                               15,900                          377
                                                                                            -----------------
                                                                                            $          82,031
                                                                                            -----------------

UTILITIES (6.1%)
*   Comcast Corp.-Special Class A                                        474,600                       11,314
*   Cox Communications, Inc. Class A                                     175,700                        4,840
*   AT&T Wireless Services Inc.                                          664,000                        3,884
    Vodafone Group PLC ADR                                               222,240                        3,034
                                                                                            -----------------
                                                                                            $          23,072
                                                                                            -----------------
OTHER (4.1%)
    General Electric Co.                                                 527,700                       15,330
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $540,650)                                                         $         373,592
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            FACE                       MARKET
                                                                          AMOUNT                       VALUE*
                                                                           (000)                        (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
COLLATERALIZED BY U.S. GOVERNMENt
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002
    (Cost $4,109)                                            $             4,109                        4,109
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $544,759)                                                  $         377,701
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    5,044
Liabilities                                                                                           (5,387)
                                                                                            -----------------
                                                                                                        (343)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 38,113,491 outstanding $.001
    par value shares of beneficial interest
     (unlimited authorization)                                                              $         377,358
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $            9.90
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 854,943          $  22.42
Overdistributed Net
    Investment Income                                   (169)                 --
Accumulated Net Realized Losses                     (310,358)             (8.14)
Unrealized Depreciation--Note F                     (167,058)             (4.38)
--------------------------------------------------------------------------------
NET ASSETS                                          $ 377,358          $    9.90
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
SMALL COMPANY                                                                                          VALUE*
GROWTH PORTFOLIO                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (92.3%)(1)
-------------------------------------------------------------------------------------------------------------
AUTO & Transportation (5.5%)
*   Heartland Express, Inc.                                    $         254,763            $           6,096
*   Aviall Inc.                                                          366,000                        5,124
    Tidewater Inc.                                                       125,800                        4,141
    C.H. Robinson Worldwide, Inc.                                         93,300                        3,128
*   RailAmerica, Inc.                                                    220,000                        2,380
    Polaris Industries, Inc.                                              35,100                        2,282
    Airborne, Inc.                                                        24,300                          466
*   American Axle & Manufacturing Holdings, Inc.                          13,700                          407
    Winnebago Industries, Inc.                                             5,500                          242
    ArvinMeritor, Inc.                                                     9,700                          233
    Oshkosh Truck Corp.                                                    3,400                          201
*   EGL, Inc.                                                             11,500                          195
*   Landstar System, Inc.                                                  1,800                          192
    Superior Industries International, Inc.                                3,800                          175
*   Mesa Air Group Inc.                                                   14,400                          132
*   Gulfmark Offshore, Inc.                                                3,100                          128
*   Midwest Express Holdings, Inc.                                         9,300                          123
    Thor Industries, Inc.                                                  1,500                          107
    Coachmen Industries, Inc.                                              7,200                          104
*   Atlantic Coast Airlines Holdings Inc.                                  3,300                           72
    Spartan Motors, Inc.                                                   4,400                           67
*   Frontier Airlines, Inc.                                                7,800                           63
*   Atlas Air Worldwide Holdings, Inc.                                    13,500                           50
    Quixote Corp.                                                          2,400                           41
                                                                                            -----------------
                                                                                            $          26,149
                                                                                            -----------------

CONSUMER DISCRETIONARY (26.4%)
 ADVERTISING AGENCIES (0.2%)
*   Lamar Advertising Co. Class A                                         19,500                          726

CABLE TELEVISION SERVICES (0.6%)
*   Insight Communications Co., Inc.                                     257,500                        3,020

CASINO & Gambling (1.9%)
*   MTR Gaming Group Inc.                                                238,200                        3,978
*   Shuffle Master, Inc.                                                 169,000                        3,105
*   GTech Holdings Corp.                                                  22,900                          585
*   Boyd Gaming Corp.                                                     18,100                          260
*   Argosy Gaming Co.                                                      8,300                          236
*   Ameristar Casinos, Inc.                                                7,600                          221
*   Aztar Corp.                                                            9,500                          198
*   Isle of Capri Casinos, Inc.                                            9,400                          190
*   Scientific Games Corp.                                                11,400                           91
*   Magna Entertainment Corp. Class A                                      7,900                           55

COMMERCIAL INFORMATION SERVICES (0.4%)
*   SOURCECORP, Inc.                                                      63,000                        1,670
*   Neoforma, Inc.                                                         7,500                           97
*   QRS Corp.                                                             11,800                           92


CONSUMER ELECTRONICS (1.3%)
*   Register.com, Inc.                                                   252,500                        1,924
*    Universal Electronics, Inc.                                         109,000                        1,631
*   PLATO Learning, Inc.                                                 103,300                        1,020
*   Activision, Inc.                                                      20,050                          583
*   iVillage Inc.                                                        393,600                          496
*   THQ Inc.                                                               8,550                          255
*   Take-Two Interactive Software, Inc.                                   11,500                          237

CONSUMER PRODUCTS (1.1%)
*   The Yankee Candle Co., Inc.                                          144,800                        3,924
*   The Nautilus Group, Inc.                                              16,050                          491
    Blyth, Inc.                                                           10,200                          318
*   The Topps Co., Inc.                                                   18,100                          182
    Matthews International Corp.                                           7,500                          175
*   Racing Champions ERTL Corp.                                            7,300                          135

COSMETICS (0.2%)
*   Helen of Troy Ltd. 80,000 931

EDUCATION--SERVICES (0.5%)
*   Career Education Corp.                                                13,200                          594
*   Corinthian Colleges, Inc.                                             14,400                          488
*   ITT Educational Services, Inc.                                        15,800                          344
*   Bright Horizons Family Solutions, Inc.                                10,000                          331
*   Education Management Corp.                                             5,700                          232
*   University of Phoenix                                                  6,000                          178
*   Renaissance Learning, Inc.                                             8,600                          174
*   Sylvan Learning Systems, Inc.                                          8,400                          168

ENTERTAINMENT (0.7%)
*   Pixar, Inc.                                                           61,400                        2,708
*   Hollywood Entertainment Corp.                                         14,100                          292
    Dover Motorsports, Inc.                                               12,200                           68

HOTEL/MOTEL (0.5%)
    Intrawest Corp.                                                      145,000                        2,462

HOUSEHOLD FURNISHINGS (0.1%)
    American Woodmark Corp.                                                5,100                          286
*   Furniture Brands International Inc.                                    3,500                          106
*   Stanley Furniture Co., Inc.                                            3,000                           80

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
JEWELRY WATCHES & Gems (0.7%)
    Friedman's, Inc. Class A                                 $           225,000            $           2,925
*   Fossil, Inc.                                                           9,900                          203

LEISURE TIME (1.6%)
*   Bally Total Fitness Holding Corp.                                    157,800                        2,952
*   West Marine, Inc.                                                    200,000                        2,552
    Callaway Golf Co.                                                     71,000                        1,125
*   Action Performance Cos., Inc.                                          9,300                          294
*   Penn National Gaming, Inc.                                            10,600                          192
*   SCP Pool Corp.                                                         5,550                          154

PUBLISHING--MISCELLANEOUS (0.1%)
*   Scholastic Corp.                                                      17,000                          644

RADIO & Television Broadcasters (2.4%)
*   Entravision Communications Corp.                                     253,500                        3,105
*   Radio One, Inc. Class D                                              177,100                        2,633
*   Emmis Communications, Inc.                                           108,000                        2,288
*   Cox Radio, Inc.                                                       28,000                          675
*   Entercom Communications Corp.                                         14,500                          666
*   Regent Communications, Inc.                                           89,000                          628
*   Hearst-Argyle Television Inc.                                         27,000                          609
*   Spanish Broadcasting System, Inc.                                     21,400                          214
*   Cumulus Media Inc.                                                    12,600                          174
*   World Wrestling Entertainment, Inc.                                    5,100                           72

RENT LEASE SERVICES (0.3%)
*   Rent-A-Center, Inc.                                                   25,400                        1,473

RESTAURANTS (1.6%)
    Ruby Tuesday, Inc.                                                   159,600                        3,096
*   Chicago Pizza & Brewery, Inc.                                        250,000                        2,495
*   Panera Bread Co.                                                      24,600                          855
    Bob Evans Farms, Inc.                                                  8,100                          255
    Applebee's International, Inc.                                        10,900                          250
*   Jack in the Box Inc.                                                   5,900                          188
*   P.F. Chang's China Bistro, Inc.                                        5,400                          170
*   Ryan's Family Steak Houses, Inc.                                      12,300                          162
*   Papa John's International, Inc.                                        4,800                          160
*   CKE Restaurants Inc.                                                   8,100                           92

RETAIL (8.1%)
*   Stage Stores, Inc.                                                   158,000                        5,489
*   Aeropostale, Inc.                                                    158,420                        4,336
*   Chico's FAS, Inc.                                                    118,225                        4,294
*   MarineMax, Inc.                                                      330,000                        4,274
    Pier 1 Imports Inc.                                                  158,800                        3,335
*   FreeMarkets, Inc.                                                    181,800                        2,569
*   Gaiam, Inc.                                                          116,000                        1,698
*   ValueVision Media, Inc.                                               93,500                        1,697
*   Michaels Stores, Inc.                                                 29,100                        1,135
*   Finlay Enterprises, Inc.                                              50,000                          823
*   GameStop Corp.                                                        38,000                          798
*   PETsMART, Inc.                                                        44,400                          712
*   AnnTaylor Stores Corp.                                                27,000                          685
*   Foot Locker, Inc.                                                     43,000                          621
*   Ultimate Electronics, Inc.                                            20,500                          531
*   Ticketmaster Class B                                                  25,000                          468
    Fred's, Inc.                                                           9,200                          338
*   Too Inc.                                                              10,400                          320
*   Tweeter Home Entertainment Group, Inc.                                18,900                          309
*   Urban Outfitters, Inc.                                                 8,300                          288
*   Fisher Scientific International Inc.                                   9,600                          269
*   ShopKo Stores, Inc.                                                   10,700                          214
*   Sonic Automotive, Inc.                                                 8,300                          214
*   Tractor Supply Co.                                                     3,000                          213
*   Men's Wearhouse, Inc.                                                  8,200                          209
*   Group 1 Automotive, Inc.                                               5,200                          197
*   MSC Industrial Direct Co., Inc.Class A                                 9,600                          187
*   Electronics Boutique Holdings Corp.                                    6,300                          185
*   The Gymboree Corp.                                                    11,200                          179
*   Global Imaging Systems, Inc.                                           7,800                          148
*   The Wet Seal, Inc. Class A                                             5,800                          141
*   Christopher & Banks Corp.                                              3,200                          135
*   The Children's Place Retail Stores, Inc.                               5,100                          135
*   CSK Auto Corp.                                                         9,100                          127
*   Footstar Inc.                                                          5,100                          125
*   The Buckle, Inc.                                                       4,700                          116
*   Insight Enterprises, Inc.                                              4,600                          116
*   United Natural Foods, Inc.                                             5,600                          109
*   Stein Mart, Inc.                                                       8,300                           99
*   Restoration Hardware, Inc.                                             9,700                           86
*   The Sports Authority, Inc.                                             7,500                           85
*    1-800 CONTACTS, Inc.                                                  6,200                           84
*   GSI Commerce, Inc.                                                    11,000                           82
*   Whitehall Jewellers, Inc.                                              3,900                           81

SERVICES--COMMERCIAL (2.9%)
*   The Corporate Executive Board Co.                                     82,900                        2,839
    G & K Services, Inc.                                                  70,300                        2,407
*   Monro Muffler Brake, Inc.                                             78,400                        1,784
*   NetRatings, Inc.                                                     166,000                        1,519
*   Weight Watchers International, Inc.                                   18,500                          804
*   Spherion Corp.                                                        54,400                          647
*   Overture Services, Inc.                                               25,200                          630
*   Labor Ready, Inc.                                                     75,000                          439
*   FTI Consulting, Inc.                                                   8,100                          284
*   MPS Group, Inc.                                                       28,000                          238

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
SMALL COMPANY                                                                                          VALUE*
GROWTH PORTFOLIO                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   Teletech Holdings Inc.                                   $            23,700            $             226
    The Pep Boys (Manny, Moe & Jack)                                      11,500                          194
    Regis Corp.                                                            7,000                          189
*   Pegasus Solutions Inc.                                                10,800                          189
*   Pre-Paid Legal Services, Inc.                                          8,900                          177
    IKON Office Solutions, Inc.                                           17,800                          167
*   Hotels.com                                                             3,300                          139
*   4Kids Entertainment Inc.                                               6,400                          129
*   Kroll Inc.                                                             5,300                          111
*   Right Management Consultants, Inc.                                     4,150                          109
*   Lightbridge, Inc.                                                     12,300                          101
*   Forrester Research, Inc.                                               5,200                          101
*   Coinstar, Inc.                                                         4,000                           98
*   MemberWorks, Inc.                                                      5,100                           95
*   Startek, Inc.                                                          3,300                           88
*   APAC Teleservices, Inc.                                               14,300                           84

SHOES (0.1%)
    K-Swiss, Inc.                                                          6,400                          166
*   Kenneth Cole Productions, Inc.                                         5,000                          142
*   Steven Madden, Ltd.                                                    5,900                          117

TEXTILE APPAREL MANUFACTURING (1.1%)
*   Gildan Activewear Inc.                                               128,000                        2,885
    Phillips-Van Heusen Corp.                                            142,500                        2,223
*   Nautica Enterprises, Inc.                                              3,500                           45

WHOLESALERS
*   United Stationers, Inc.                                                3,400                          103
                                                                                            -----------------
                                                                                            $         124,363
                                                                                            -----------------
CONSUMER STAPLES (0.7%)
*   Wild Oats Markets Inc.                                                64,000                        1,030
    Dial Corp.                                                            24,800                          497
    Interstate Bakeries Corp.                                             14,600                          422
*   The Great Atlantic & Pacific Tea Co., Inc.                            14,200                          265
*   NBTY, Inc.                                                            15,600                          241
    Dole Food Co.                                                          7,500                          217
*   American Italian Pasta Co.                                             4,100                          209
    Universal Corp. (VA)                                                   4,400                          161
*   Boston Beer Co., Inc. Class A                                          7,900                          126
    Nature's Sunshine Inc.                                                 9,500                          107
    Herbalife International Class A                                        5,100                           97
*   Spartan Stores, Inc.                                                  12,000                           36
                                                                                            -----------------
                                                                                            $           3,408
                                                                                            -----------------
FINANCIAL SERVICES (9.8%)
    Jefferies Group, Inc.                                                155,000                        6,526
    Sun Communities, Inc. REIT                                           108,300                        4,502
    Regency Centers Corp. REIT                                           148,700                        4,409
    Manufactured Home Communities, Inc. REIT                             123,800                        4,345
    Glenborough Realty Trust, Inc. REIT                                  176,100                        4,174
    Legg Mason Inc.                                                       84,500                        4,158
    GATX Corp.                                                           115,700                        3,483
    Prentiss Properties Trust REIT                                        95,100                        3,019
*   Investment Technology Group, Inc.                                     47,831                        1,564
*   InterCept, Inc.                                                       42,900                          889
    John H. Harland Co.                                                   30,000                          859
    New York Community Bancorp, Inc.                                      25,900                          702
    Hilb, Rogal and Hamilton Co.                                           8,700                          394
    Brown & Brown, Inc.                                                   11,400                          362
    New Century Financial Corp.                                            9,200                          322
*   Kronos, Inc.                                                           9,600                          293
*   Digital Insight Corp.                                                 17,200                          283
*   Corrections Corp. of America REIT                                     16,300                          282
    Global Payments Inc.                                                   8,500                          254
    UCBH Holdings, Inc.                                                    6,300                          239
    Hudson United Bancorp                                                  7,800                          223
    Texas Regional Bancshares, Inc.                                        4,400                          218
    Doral Financial Corp.                                                  6,200                          207
    Westamerica Bancorporation                                             5,200                          206
*   S1 Corp.                                                              27,800                          205
    Community First Bankshares, Inc.                                       7,600                          198
*   Interactive Data Corp.                                                13,300                          194
*   HomeStore, Inc.                                                      130,000                          187
    Dime Community Bancshares                                              8,225                          187
    R & G Financial Corp. Class B                                          7,500                          178
*   Affiliated Managers Group, Inc.                                        2,800                          172
    Boston Private Financial Holdings, Inc.                                6,900                          171
    Irwin Financial Corp.                                                  8,000                          161
    First Financial Holdings, Inc.                                         5,000                          161
*   CompuCredit Corp.                                                     22,500                          158
    Sandy Spring Bancorp, Inc.                                             4,800                          154
    Connecticut Bancshares, Inc.                                           4,600                          153
    FactSet Research Systems Inc.                                          4,900                          146
*   Triad Guaranty, Inc.                                                   3,300                          144
    Wintrust Financial Corp.                                               4,100                          142
    Cathay Bancorp, Inc.                                                   3,400                          141
    Fair, Isaac & Co. Inc.                                                 4,275                          140
    First Midwest Bancorp, Inc.                                            4,950                          137
*   Federal Agricultural Mortgage Corp. Class C                            4,900                          131
* NCO Group, Inc.                                                          5,900                          129
  Independent Bank Corp. (MA)                                              5,300                          121
  Umpqua Holdings Corp.                                                    6,100                          113
  Independent Bank Corp. (MI)                                              3,425                          108
  Prosperity Bancshares, Inc.                                              5,800                          106

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
* Silicon Valley Bancshares                                  $             3,900            $             103
* WFS Financial, Inc.                                                      3,700                          101
  Student Loan Corp.                                                       1,200                           99
  Fidelity Bankshares, Inc.                                                4,300                           95
* Actrade Financial Technologies, Ltd.                                     6,200                           65
* Clark/Bardes Inc.                                                        2,300                           52
* World Acceptance Corp.                                                   5,000                           42
                                                                                            -----------------
                                                                                            $          46,307
                                                                                            -----------------
HEALTH CARE (19.1%)
  BIOTECH RESEARCH & Production (3.2%)
*   Transkaryotic Therapies, Inc.                                        105,800                        3,814
*   Kensey Nash Corp.                                                    203,600                        3,298
*   Cell Genesys, Inc.                                                   152,850                        2,062
*   Cubist Pharmaceuticals, Inc.                                         145,000                        1,364
*   Lexicon Genetics Inc.                                                245,000                        1,198
*   Deltagen, Inc.                                                       405,000                          992
*   ARIAD Pharmaceuticals, Inc.                                          118,500                          493
*   Charles River Laboratories, Inc.                                      13,900                          487
*   Neurocrine Biosciences, Inc.                                           6,700                          192
*   Albany Molecular Research, Inc.                                        7,900                          167
*   Telik, Inc.                                                           13,000                          163
*   Maxygen Inc.                                                          13,400                          161
*   Array BioPharma Inc.                                                  16,500                          159
*   Integra LifeSciences Holdings                                          5,200                          113
*   Versicor, Inc.                                                         8,400                          113
*   Gene Logic Inc.                                                        7,900                          111
*   AVI BioPharma, Inc.                                                   23,600                           69
*   Aksys, Ltd.                                                            9,700                           67
*   EntreMed, Inc.                                                        14,700                           45

DRUGS & Pharmaceuticals (5.0%)
    Axcan Pharma Inc.                                                    300,000                        4,482
    ICN Pharmaceuticals, Inc.                                            124,000                        3,002
*   SkyePharma PLC ADR                                                   300,000                        2,940
*   SICOR, Inc.                                                          156,400                        2,900
*   Regeneron Pharmaceuticals, Inc.                                      197,200                        2,861
*   Vertex Pharmaceuticals, Inc.                                         156,600                        2,549
*   Isis Pharmaceuticals, Inc.                                           153,800                        1,463
*   Tularik, Inc.                                                        110,100                        1,010
*   Medarex, Inc.                                                         95,000                          705
    AmerisourceBergen Corp.                                                3,762                          286
*   Connetics Corp.                                                       13,300                          172
*   SangStat Medical Corp.                                                 7,200                          165
*   Chattem, Inc.                                                          4,900                          154
*   aaiPharma Inc.                                                         6,700                          151
*   Endo Pharmaceuticals Holdings, Inc.                                   19,100                          134
*   Cellegy Pharmaceuticals, Inc.                                         54,000                          119
*   MGI Pharma, Inc.                                                      13,900                           98
*   Enzo Biochem, Inc.                                                     6,200                           89
*   Onyx Pharmaceuticals, Inc.                                            12,900                           74
*   Emisphere Technologies, Inc.                                          11,400                           47
*   Indevus Pharmaceuticals, Inc.                                         19,800                           23
*   Vivus, Inc.                                                            2,400                           16

ELECTRONICS--MEDICAL SYSTEMS (0.1%)
*   Hologic, Inc.                                                         10,800                          167
*   Endocare, Inc.                                                        11,900                          157
*   Possis Medical Inc.                                                   10,100                          125
*   Aspect Medical Systems, Inc.                                           9,100                           33

HEALTH & Personal Care (0.2%)
*   Accredo Health, Inc.                                                  10,900                          503
*   Stericycle, Inc.                                                      13,200                          467
*   LabOne, Inc.                                                           7,100                          187
*   Province Healthcare Co.                                                3,600                           81

HEALTH CARE FACILITIES (0.9%)
*   Beverly Enterprises, Inc.                                            457,500                        3,482
*   LifePoint Hospitals, Inc.                                             14,300                          519
*   Renal Care Group, Inc.                                                 5,400                          168

HEALTH CARE MANAGEMENT SERVICES (0.7%)
*   Mid Atlantic Medical Services, Inc.                                   72,800                        2,282
*   Sierra Health Services, Inc.                                           9,100                          203
    Hooper Holmes, Inc.                                                   24,800                          200
*   VitalWorks Inc.                                                       23,600                          194
*   AmSurg Corp.                                                           7,200                          189
*   CorVel Corp.                                                           3,500                          117

MEDICAL & Dental Instruments & Supplies (8.5%)
    DENTSPLY International Inc.                                          210,000                        7,751
*   Henry Schein, Inc.                                                   160,000                        7,120
*   CONMED Corp.                                                         300,000                        6,699
    Mentor Corp.                                                         153,200                        5,624
*   Orthofix International NV                                            128,000                        4,499
    Bausch & Lomb, Inc.                                                   131,000                       4,434
    Arrow International, Inc.                                             47,000                        1,835
    Cooper Cos., Inc.                                                      6,200                          292
    Diagnostic Products Corp.                                              7,200                          266
*   American Medical Systems Holdings, Inc.                               12,800                          257
*   STERIS Corp.                                                          11,300                          213
*   Ocular Sciences, Inc.                                                  6,900                          183
*   INAMED Corp.                                                           6,500                          174
*   Thoratec Corp.                                                        16,200                          146
*   Cyberonics, Inc.                                                      10,100                          132
*   Theragenics Corp.                                                     14,700                          124
*   IGEN International, Inc.                                               3,500                          110
*   PolyMedica Corp.                                                       4,200                          107
*   Advanced Neuromodulation Systems, Inc.                                 3,300                          101
    Invacare Corp.                                                         2,200                           81
*   Novoste Corp.                                                         10,700                           49

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
SMALL COMPANY                                                                                          VALUE*
GROWTH PORTFOLIO                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES (0.5%)
*   Coventry Health Care Inc.                                $            66,600            $           1,893
*   DIANON Systems, Inc.                                                   4,400                          235
*   Hanger Orthopedic Group, Inc.                                          8,600                          130
                                                                                            -----------------
                                                                                            $          90,037
                                                                                            -----------------
INTEGRATED OILS
    Holly Corp.                                                            6,800                          114

OTHER ENERGY (2.6%)
*   Unit Corp.                                                           175,000                        3,036
    St. Mary Land & Exploration Co.                                       95,000                        2,273
*   Core Laboratories NV                                                 163,000                        1,959
    Helmerich & Payne, Inc.                                               50,000                        1,786
    CARBO Ceramics Inc.                                                   33,900                        1,253
    Patina Oil & Gas Corp.                                                11,875                          326
    Frontier Oil Corp.                                                    10,500                          183
*   Denbury Resources, Inc.                                               16,500                          170
    Vintage Petroleum, Inc.                                               13,200                          157
*   Stone Energy Corp.                                                     3,900                          157
*   Swift Energy Co.                                                       7,700                          120
*   Key Production Co., Inc.                                               6,000                          117
*   Westport Resources Corp.                                               6,300                          103
*   Spinnaker Exploration Co.                                              2,700                           97
*   PetroQuest Energy, Inc.                                               16,900                           94
*   Prima Energy Corp.                                                     4,100                           93
*   Magnum Hunter Resources Inc.                                          11,700                           92
*   Pure Resources, Inc.                                                   4,000                           83
*   Clayton Williams Energy, Inc.                                          3,300                           38
                                                                                            -----------------
                                                                                            $          12,137
                                                                                            -----------------
MATERIALS & Processing (4.7%)
*   Trammell Crow Co.                                                    400,000                        5,780
*   Jones Lang Lasalle Inc.                                              204,700                        5,056
*   Dycom Industries, Inc.                                               233,500                        2,730
    Valmont Industries, Inc.                                             126,600                        2,574
*   Ag Services of America, Inc.                                         199,000                        2,432
    Watsco, Inc.                                                          40,000                          730
*   Mobile Mini, Inc.                                                     25,000                          428
    Hughes Supply, Inc.                                                    9,100                          403
    RPM Inc. (Ohio)                                                       21,500                          328
    Florida Rock Industries, Inc.                                          7,200                          259
    Elcor Corp.                                                            8,800                          244
*   Owens-Illinois, Inc.                                                  17,500                          240
*   Griffon Corp.                                                         12,700                          230
*   Airgas, Inc.                                                          12,300                          213
*   Shaw Group, Inc.                                                       5,500                          169
*   Silgan Holdings, Inc.                                                  3,500                          142
    MacDermid, Inc.                                                        6,200                          132
*   Simpson Manufacturing Co.                                              2,200                          126
*   Buckeye Technology, Inc.                                               7,500                           75
                                                                                            -----------------
                                                                                            $          22,291
                                                                                            -----------------
PRODUCER DURABLES (7.2%)
*   Mettler-Toledo International Inc.                                    174,500                        6,434
*   Palm Harbor Homes, Inc.                                              243,953                        4,845
*   Garmin Ltd.                                                          157,500                        3,473
*   Polycom, Inc.                                                        207,400                        2,487
    Lindsay Manufacturing Co.                                             89,850                        2,080
*   Headwaters Inc.                                                      122,800                        1,934
*   Andrew Corp.                                                         122,600                        1,757
*   Plantronics, Inc.                                                     84,400                        1,604
*   SpectraLink Corp.                                                     73,800                          785
*   NVR, Inc.                                                              2,300                          743
*   Photronics, Inc.                                                      34,000                          644
*   LTX Corp.                                                             41,500                          593
*   Alliant Techsystems, Inc.                                              8,025                          512
*   MKS Instruments, Inc.                                                 25,500                          512
*   DuPont Photomasks, Inc.                                               15,000                          487
*   AGCO Corp.                                                            24,200                          472
*   Zygo Corp.                                                            52,300                          421
    KB HOME                                                                7,000                          361
*   Photon Dynamics, Inc.                                                  9,900                          297
    The Manitowac Co., Inc.                                                8,200                          291
*   Itron, Inc.                                                            9,100                          239
*   Somera Communications, Inc.                                           27,600                          197
*   Cymer, Inc.                                                            5,300                          186
    Ametek Aerospace Products Inc.                                         4,900                          182
*   Dionex Corp.                                                           6,800                          182
    Engineered Support Systems, Inc.                                       3,300                          173
*   Meritage Corp.                                                         3,800                          172
*   Rayovac Corp.                                                          8,900                          164
*   Varian Semiconductor Equipment Associates, Inc.                        4,800                          163
*   C-COR Electronics, Inc.                                               21,200                          148
*   Electro Scientific Industries, Inc.                                    6,000                          146
    Cohu, Inc.                                                             6,900                          119
    C & D Technologies, Inc.                                               5,800                          105
    Technitrol, Inc.                                                       4,200                           98
*   Tollgrade Communications, Inc.                                         6,300                           92
*   Ladish Co., Inc.                                                       7,500                           92
    HEICO Corp.                                                            6,400                           90
    Belden, Inc.                                                           4,300                           90
    CTS Corp.                                                              6,900                           83
*   Actuant Corp.                                                          1,600                           66
*   Beazer Homes USA, Inc.                                                   800                           64
*   Trikon Technologies, Inc.                                              7,000                           63
    Standard Pacific Corp.                                                 1,500                           53
    General Cable Corp.                                                    7,900                           50
                                                                                            -----------------
                                                                                            $          33,749
                                                                                            -----------------
TECHNOLOGY (14.1%)
*   FLIR Systems, Inc.                                                   127,700                        5,360
*   Cree, Inc.                                                           358,500                        4,743

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   Monolithic System Technology, Inc.                       $           275,000            $           3,061
*   Maxtor Corp.                                                         656,720                        2,968
*   Hutchinson Technology, Inc.                                          181,000                        2,831
*   Interland Inc.                                                       870,600                        2,742
*   Trimble Navigation Ltd.                                              172,800                        2,678
*   WebEx Communications, Inc.                                           160,900                        2,558
*   SeaChange International, Inc.                                        272,000                        2,388
*   Red Hat, Inc.                                                        395,400                        2,321
*   Caliper Technologies Corp.                                           261,000                        2,179
*   Western Digital Corp.                                                531,900                        1,729
*   Verity, Inc.                                                         135,500                        1,503
*   ADTRAN Inc.                                                           64,000                        1,216
*   Moldflow Corp.                                                       151,000                        1,190
*   MSCI, Inc.                                                           105,000                        1,180
*   EPIQ Systems, Inc.                                                    69,000                        1,174
*   Riverdeep Group PLC ADR                                               75,000                        1,167
*   ManTech International Corp.                                           47,000                        1,128
*   Oak Technology, Inc.                                                 227,600                        1,031
*   Packeteer, Inc.                                                      223,000                          986
*   MatrixOne, Inc.                                                      145,500                          874
*   Digitas Inc.                                                         181,000                          823
*   Concord Communications, Inc.                                          47,300                          779
*   SonicWALL, Inc.                                                      155,000                          778
*   Transaction Systems

ARCHITECTS, INC.                                                          63,100                          742
*   JDA Software Group, Inc.                                              26,100                          738
*   OpenTV Corp. Class A                                                 214,000                          683
*   Sipex Corp.                                                          138,000                          675
*   UTStarcom, Inc.                                                       30,000                          605
*   Stellent Inc.                                                        130,000                          595
*   Tyler Technologies, Inc.                                             110,000                          585
*   StorageNetworks, Inc.                                                291,000                          573
*   Microtune, Inc.                                                       62,700                          559
*   Ulticom, Inc.                                                         81,100                          550
*   Silicon Laboratories Inc.                                             17,800                          482
*   Liberate Technologies, Inc.                                          168,600                          445
*   DMC Stratex Networks, Inc.                                           161,500                          325
*   J.D. Edwards & Co.                                                    26,600                          323
*   ESS Technology, Inc.                                                  17,600                          309
*   Websense, Inc.                                                        11,500                          294
*   CACI International, Inc.                                               7,400                          283
*   Adaptec, Inc.                                                         35,800                          282
*   Pinnacle Systems, Inc.                                                22,000                          242
*   Zoran Corp.                                                           10,350                          237
*   MetaSolv, Inc.                                                        60,000                          236
*   The Titan Corp.                                                       12,100                          221
    Inter-Tel, Inc.                                                       12,700                          217
*   Kopin Corp.                                                           32,800                          216
*   ScanSoft, Inc.                                                        28,400                          216
*   NetIQ Corp.                                                            9,300                          210
*   Genesis Microchip Inc.                                                26,000                          210
*   Siliconix, Inc.                                                        6,900                          191
*   Benchmark Electronics, Inc.                                            6,600                          190
*   DSP Group Inc.                                                         9,700                          190
*   GlobespanVirata, Inc.                                                 46,500                          180
*   American Management Systems, Inc.                                      9,400                          180
*   CommScope, Inc.                                                       13,900                          174
*   Ciber, Inc.                                                           23,700                          172
*   Power Integrations, Inc.                                               9,500                          170
*   Harmonic, Inc.                                                        44,700                          164
*   Black Box Corp.                                                        3,900                          159
*   Alloy, Inc.                                                           10,900                          157
*   Herley Industries Inc.                                                 7,400                          157
    Cubic Corp.                                                            6,600                          156
*   F5 Networks, Inc.                                                     15,400                          151
*   InterVoice-Brite, Inc.                                               104,000                          149
*   McAfee.com Corp.                                                      10,000                          146
*   UNOVA, Inc.                                                           22,400                          145
*   Macromedia, Inc.                                                      15,900                          141
*   DRS Technologies, Inc.                                                 3,200                          137
*   Dendrite International, Inc.                                          14,200                          137
*   Rambus Inc.                                                           32,400                          133
*   Silicon Image, Inc.                                                   21,600                          132
*   RealNetworks, Inc.                                                    31,900                          130
*   OmniVision Technologies, Inc.                                          8,900                          128
*   Hyperion Solutions Corp.                                               7,000                          128
*   Zebra Technologies Corp. Class A                                      2,600                           125
*   Concurrent Computer Corp.                                            26,400                           123
*   ANSYS, Inc.                                                           5,900                           119
*   SPSS, Inc.                                                            7,600                           118
*   INT Media Group, Inc.                                                59,500                           118
*   Documentum, Inc.                                                      9,600                           115
*   WatchGuard Technologies, Inc.                                        20,900                           107
*   Computer Network Technology Corp.                                     16,100                           99
*   Micro General Corp.                                                    5,800                           97
*   Dynamics Research Corp.                                                3,900                           94
*   Answerthink Consulting Group, Inc.                                    24,800                           94
*   Netro Corp.                                                           40,000                           91
*   InFocus Corp.                                                          7,500                           88
*   Zomax Inc.                                                            21,700                           85
*   PLX Technology, Inc.                                                  18,600                           79
*   Nu Horizons Electronics Corp.                                          8,700                           72
*   Manugistics Group, Inc.                                               11,800                           72
*   Novadigm, Inc.                                                         9,800                           71
*   RadiSys Corp.                                                          5,800                           67
*   Manufacturers' Services Ltd.                                          13,500                           64
*   Supertex, Inc.                                                         3,500                           62
*   Kana Software, Inc.                                                   14,400                           58
*   Artisan Components, Inc.                                               5,800                           52

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
SMALL COMPANY                                                                                          VALUE*
GROWTH PORTFOLIO                                                          SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   MapInfo Corp.                                            $             5,500            $              50
*   Xicor, Inc.                                                           12,100                           49
*   Entrust, Inc.                                                         17,400                           47
*   Trident Microsystems, Inc.                                             6,700                           42
*   Syntel, Inc.                                                           3,200                           40
*   Inktomi Corp.                                                         31,400                           28
*   Digital River, Inc.                                                    1,300                           12
                                                                                            -----------------
                                                                                            $          66,675
                                                                                            -----------------
UTILITIES (0.8%)
*   General Communication, Inc.                                          279,600                        1,865
*   CTC Communications Group, Inc.                                       512,000                          896
*   Touch America Holdings, Inc.                                         190,000                          523
*   Commonwealth Telephone Enterprises, Inc.                               7,500                          302
*   IDT Corp.                                                             11,100                          188
*   US Unwired Inc.                                                       13,800                           39
                                                                                            -----------------
                                                                                            $           3,813
                                                                                            -----------------
OTHER (1.4%)
    Brunswick Corp.                                                      209,000                        5,852
    Lancaster Colony Corp.                                                 7,200                          257
    GenCorp, Inc.                                                         13,100                          187
    Walter Industries, Inc.                                               12,200                          165
                                                                                            -----------------
                                                                                            $           6,461
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $471,389)                                                         $         435,504
-------------------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)(1)
-------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.83%, 7/31/2002                                         $             2,500                        2,496
U.S. TREASURY BILL
(2) 1.86%, 12/5/2002                                                         200                          199
REPURCHASE AGREEMENTS
COLLATERALIZED BY U.S. GOVERNMENT
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002                                                       32,804                       32,804
    1.97%, 7/1/2002--Note G                                               13,058                       13,058
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $48,557)                                             $          48,557
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%) (Cost $519,946) 484,061
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    7,992
Liabilities--Note G                                                                                  (20,408)
                                                                                            -----------------
                                                                                                     (12,416)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 33,890,733 outstanding $.001
    par value shares of beneficial interest
     (unlimited authorization)                                                              $         471,645
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           13.92
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash  reserves in equity  markets  through the use of index futures contracts.  After giving effect to futures investments, the fund's  effective  common  stock and  temporary  cash  investment  positions represent 94.7% and 7.9%,  respectively,  of net assets.  See Note F in Notes to
Financial Statements.
(2) Securities  with an aggregate  value of $2,695,000  have been  segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 504,235            $ 14.88
Overdistributed Net
    Investment Income                                   (686)              (.02)
Accumulated Net Realized Gains                          3,905                .12
Unrealized Appreciation (Depreciation)--Note F
    Investment Securities                            (35,885)             (1.06)
    Futures Contracts 76 --
--------------------------------------------------------------------------------
NET ASSETS                                          $ 471,645            $ 13.92
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
INTERNATIONAL PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
-------------------------------------------------------------------------------------------------------------
BELGIUM (0.8%)
    UCB SA                                                   $            28,000            $           1,027
    Groupe Bruxelles Lambert SA                                           17,000                          888
                                                                                            -----------------
                                                                                            $           1,915
                                                                                            -----------------
BRAZIL (0.5%)
    Banco Bradesco SA Pfd.                                           118,725,000                          468
    Companhia de Bebidas das Americas                                     24,000                          373
    Tele Norte Leste Participacoes ADR                                    36,000                          358
                                                                                            -----------------
                                                                                            $           1,199
                                                                                            -----------------
DENMARK (1.0%)
    Novo Nordisk A/S B Shares                                             37,000                        1,225
*   ISS A/S                                                               22,000                        1,161
                                                                                            -----------------
                                                                                            $           2,386
                                                                                            -----------------
FINLAND (0.7%)
    Nokia Oyj                                                            116,000                        1,698

FRANCE (15.2%)
    Suez SA                                                              230,000                        6,133
*   BNP Paribas SA                                                        98,000                        5,420
    L'Air Liquide SA (Registered)                                         32,000                        4,924
    Thales SA                                                             94,000                        3,992
    Lafarge SA                                                            36,000                        3,591
    Vivendi Universal SA                                                 153,387                        3,315
    Societe Generale Class A                                              28,500                        1,877
    Sanofi-Synthelabo SA                                                  29,087                        1,770
    Sodexho Alliance SA                                                   38,000                        1,441
    Publicis Groupe SA                                                    48,000                        1,325
    Vivendi Environnement                                                 40,000                        1,235
    Etablissements Economiques du Casino Guichard-
      Perrachon SA Pfd.                                                   19,000                        1,171
    Havas SA                                                             108,000                          665
*   L'Air Liquide SA Bonus Rights Exp. 7/2/2002                           34,000                          654
*   JC Decaux SA                                                          11,000                          149
                                                                                            -----------------
                                                                                            $          37,662
                                                                                            -----------------

GERMANY (2.1%)

    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)                                         9,500                        2,252
    Degussa AG                                                            52,000                        1,834
    Bayerische Motoren Werke AG                                           27,000                        1,096
                                                                                            -----------------
                                                                                            $           5,182
                                                                                            -----------------
HONG KONG (4.2%)
    Swire Pacific Ltd. A Shares                                          368,500                        1,885
    Sun Hung Kai Properties Ltd.                                         242,000                        1,838
*   China Mobile (Hong Kong) Ltd.                                        523,000                        1,549
    Henderson Land Development Co. Ltd.                                  338,000                        1,404
    Cheung Kong Holdings Ltd.                                            144,000                        1,200
    Wharf Holdings Ltd.                                                  451,000                        1,064
    Esprit Holdings Ltd.                                                 400,000                          767
    Johnson Electric Holdings Ltd.                                       615,000                          729
                                                                                            -----------------
                                                                                            $          10,436
                                                                                            -----------------
INDONESIA (0.2%)
*   PT Gudang Garam Tbk                                                  200,000                          242
    PT Hanjaya Mandala Sampoerna Tbk                                     511,923                          241
                                                                                            -----------------
                                                                                            $             483
                                                                                            -----------------
IRELAND (4.0%)
    Bank of Ireland                                                      482,801                        6,013
    Allied Irish Banks PLC                                               300,285                        3,956
                                                                                            -----------------
                                                                                            $           9,969
                                                                                            -----------------
ITALY (2.1%)
    Assicurazioni Generali SpA                                            81,500                        1,932
    Telecom Italia SpA                                                   180,000                        1,410
*   Olivetti SpA                                                         951,000                        1,014
    Mediobanca Banca di Credito Finanziaria SpA                          103,000                          952
                                                                                            -----------------
                                                                                            $           5,308
                                                                                            -----------------
JAPAN (13.7%)
    East Japan Railway Co.                                                   940                        4,400
    Ricoh Co.                                                            253,000                        4,380
    Mitsui & Co., Ltd.                                                   601,000                        4,022
    Takeda Chemical Industries Ltd.                                       76,000                        3,335
    Mabuchi Motor Co.                                                     32,900                        3,242
    Fuji Photo Film Co., Ltd.                                             97,000                        3,132
    Sankyo Co., Ltd.                                                      48,900                        1,232
    Yamanouchi Pharmaceuticals Co., Ltd.                                  43,500                        1,129
    Murata Manufacturing Co., Ltd.                                        17,000                        1,092
    Bridgestone Corp.                                                     75,000                        1,033
    Nippon Television Network Corp.                                        4,480                        1,000
    Sumitomo Electric Industries Ltd.                                    141,000                          978
    Rohm Co., Ltd.                                                         6,500                          970
    Nippon Unipac Holding                                                    150                          929
    Daiichi Pharmaceutical Co., Ltd.                                      36,000                          658
    Hirose Electric Co., Ltd.                                              7,500                          654
    SMC Corp.                                                              5,300                          627
    Omron Corp.                                                           34,000                          492
    NGK Spark Plug Co.                                                    64,000                          485
                                                                                            -----------------
                                                                                            $          33,790
                                                                                            -----------------
 MEXICO (1.5%)
    Telefonos de Mexico SA Class L ADR                                    52,000                        1,668
*   Grupo Financiero BBV Bancomer SA de CV                             1,660,941                        1,358
    Cemex SA de CV ADR                                                    20,863                          550
                                                                                            -----------------
                                                                                            $           3,576
                                                                                            -----------------
NETHERLANDS (10.7%)
    ING Groep NV                                                         589,000                       15,124
    TPG NV                                                               176,000                        3,975

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
INTERNATIONAL PORTFOLIO                                                   SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
*   Wolters Kluwer NV                                        $            94,000            $           1,784
    Koninklijke Numico NV                                                 75,000                        1,682
    Buhrmann NV                                                          180,644                        1,666
*   ASML Holding NV                                                       53,000                          839
*   Koninklijke KPN NV                                                   150,820                          706
*   Getronics NV                                                         224,000                          427
    Oce NV                                                                33,275                          388
                                                                                            -----------------
                                                                                            $          26,591
                                                                                            -----------------
SINGAPORE (2.1%)
    United Overseas Bank Ltd.                                            220,000                        1,581
    Singapore Technologies Engineering Ltd.                              922,000                        1,007
    DBS Group Holdings Ltd.                                              128,864                          904
    City Developments Ltd.                                               234,000                          755
    Singapore Press Holdings Ltd.                                         61,138                          689
*   Chartered Semiconductor Manufacturing Ltd.                           160,000                          326
                                                                                            -----------------
                                                                                            $           5,262
                                                                                            -----------------
SOUTH KOREA (5.6%)
    Samsung Electronics Co. Ltd.                                          39,077                       10,687
    Kookmin Bank                                                          37,000                        1,796
    Shinhan Financial Group Ltd.                                          48,000                          678
    Hana Bank                                                             38,500                          550
*   Koram Bank                                                            26,000                          232
                                                                                            -----------------
                                                                                            $          13,943
                                                                                            -----------------
SPAIN (1.4%)
    Bankinter SA                                                          72,000                        2,140
*   Telefonica SA                                                        144,615                        1,214
                                                                                            -----------------
                                                                                            $           3,354
                                                                                            -----------------
SWEDEN (3.0%)
    Svenska Handelsbanken AB A Shares                                    210,000                        3,211
    Electrolux AB Series B                                               115,000                        2,321
    Assa Abloy AB                                                        141,000                        1,987
                                                                                            -----------------
                                                                                            $           7,519
                                                                                            -----------------
SWITZERLAND (6.1%)
    Nestle SA (Registered)                                                33,300                        7,765
    Syngenta AG                                                           55,000                        3,306
    Adecco SA (Registered)                                                26,000                        1,544
    Cie.Financiere Richemont AG                                           57,000                        1,297
    CIBA Specialty Chemicals AG (Registered)                              10,500                          841
*   ABB Ltd.                                                              51,000                          454
                                                                                            -----------------
                                                                                            $          15,207
                                                                                            -----------------
TAIWAN (2.1%)
    United Microelectronics Corp.                                      2,804,000                        3,366
*   Ambit Microsystems Corp.                                             190,000                          725
*   Silicon Precision Industries Co. Warrants Exp. 7/11/2002             667,000                          600
    Taiwan Semiconductor  Manufacturing Co., Ltd.                        192,500                          392
                                                                                            -----------------
                                                                                            $           5,083
                                                                                            -----------------
UNITED KINGDOM (19.9%)
    HBOS PLC                                                             539,000                        5,833
    AstraZeneca Group PLC                                                135,000                        5,589
    Standard Chartered PLC                                               397,600                        4,243
    Vodafone Group PLC                                                 3,085,000                        4,232
    Royal Bank of Scotland Group PLC                                     107,158                        3,038
    Tesco PLC                                                            807,416                        2,935
    Reckitt Benckiser PLC                                                117,000                        2,099
    New Dixons Group PLC                                                 591,000                        1,723
    BAA PLC                                                              188,000                        1,717
    IMI PLC                                                              342,000                        1,693
*   International Power PLC                                              614,000                        1,572
    Compass Group PLC                                                    245,000                        1,486
    Kingfisher PLC                                                       287,000                        1,384
    Provident Financial PLC                                              129,000                        1,359
    Smith & Nephew PLC                                                   228,000                        1,265
    Abbey National PLC                                                   105,000                        1,236
    United Business Media PLC                                            177,295                        1,176
*   ARM Holdings PLC                                                     528,000                        1,175
    Electrocomponents PLC                                                204,000                        1,143
    EMI Group PLC                                                        247,000                          938
    Reuters Group PLC                                                    174,000                          923
    Bunzl PLC                                                            105,000                          831
    Bodycote International PLC                                           171,000                          557
    MyTravel Group PLC                                                   203,300                          477
    Pace Micro Technology PLC                                            289,000                          312
    Logica PLC                                                            91,000                          277
                                                                                            -----------------
                                                                                            $          49,213
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $261,101)                                                         $         239,776
-------------------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
-------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.97%, 7/1/2002                                          $             7,840                        7,840
    1.97%, 7/1/2002--Note G                                               12,928                       12,928
-------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,768)                                                        20,768
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%) (Cost $281,869)                                                  $         260,544
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
                                                                                                        (000)
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    2,854
Security Lending Collateral
Payable to Brokers--Note G                                                                           (12,928)
Other Liabilities                                                                                     (2,992)
                                                                                            -----------------
                                                                                                     (13,066)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 22,003,644 outstanding $.001 par
    value shares of beneficial interest
     (unlimited authorization)                                                              $         247,478
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           11.25
=============================================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 283,818            $ 12.90
Undistributed Net
    Investment Income--Note E                           2,030                .09
Accumulated Net
    Realized Losses--Note E                          (15,923)              (.72)
Unrealized Depreciation--Note F
    Investment Securities                            (21,325)              (.97)
    Foreign Currencies and Forward Currency Contracts (1,122)              (.05)
--------------------------------------------------------------------------------
NET ASSETS                                          $ 247,478            $ 11.25
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
REIT INDEX PORTFOLIO                                                      SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.1%)
-------------------------------------------------------------------------------------------------------------
    Equity Office Properties Trust REIT                      $           501,317            $          15,090
    Equity Residential REIT                                              327,588                        9,418
    Simon Property Group, Inc. REIT                                      208,390                        7,677
    Vornado Realty Trust REIT                                            127,290                        5,881
    Archstone-Smith Trust REIT                                           211,479                        5,646
    ProLogis REIT                                                        210,810                        5,481
    Apartment Investment & Management Co. Class A REIT                   109,670                        5,396
    Public Storage, Inc. REIT                                            138,846                        5,151
    Duke Realty Corp. REIT                                               158,778                        4,597
    Boston Properties, Inc. REIT                                         109,400                        4,371
    Kimco Realty Corp. REIT                                              125,690                        4,209
    Avalonbay Communities, Inc. REIT                                      82,900                        3,871
    General Growth Properties Inc. REIT                                   74,700                        3,810
    Host Marriott Corp. REIT                                             316,400                        3,575
    Rouse Co. REIT                                                       104,050                        3,426
    AMB Property Corp. REIT                                              101,300                        3,140
    Liberty Property Trust REIT                                           89,300                        3,126
    Hospitality Properties Trust REIT                                     75,400                        2,752
    Crescent Real Estate, Inc. REIT                                      143,900                        2,691
    Mack-Cali Realty Corp. REIT                                           68,350                        2,403
    New Plan Excel Realty Trust REIT                                     113,700                        2,368
    Weingarten Realty Investors REIT                                      62,000                        2,195
    Arden Realty Group, Inc. REIT                                         76,550                        2,178
    Regency Centers Corp. REIT                                            70,000                        2,076
    United Dominion Realty Trust REIT                                    128,600                        2,025
    CarrAmerica Realty Corp. REIT                                         63,250                        1,951
    Camden Property Trust REIT                                            49,400                        1,829
    Reckson Associates Realty Corp. REIT                                  70,900                        1,765
    Developers Diversified Realty Corp. REIT                              77,650                        1,748
    BRE Properties Inc. Class A REIT                                      55,000                        1,711
    Highwood Properties, Inc. REIT                                        63,810                        1,665
    CenterPoint Properties Corp. REIT                                     27,500                        1,599
    First Industrial Realty Trust REIT                                    47,000                        1,544
    Chelsea Property Group REIT                                           45,000                        1,505
    Cousins Properties, Inc. REIT                                         59,650                        1,477
    Realty Income Corp. REIT                                              39,900                        1,473
    Prentiss Properties Trust REIT                                        45,400                        1,441
    CBL & Associates Properties, Inc. REIT                                34,910                        1,414
    Mills Corp. REIT                                                      44,600                        1,383
    HRPT Properties Trust REIT                                           155,300                        1,374
    Shurgard Storage Centers, Inc. Class A REIT                           39,700                        1,370
    Pan Pacific Retail Properties, Inc. REIT                              40,092                        1,370
    Washington REIT                                                       47,000                        1,358
    Federal Realty Investment Trust REIT                                  48,600                        1,347
    The Macerich Co. REIT                                                 43,300                        1,342
    Post Properties, Inc. REIT                                            44,500                        1,342
    SL Green Realty Corp. REIT                                            36,100                        1,287
    Essex Property Trust, Inc. REIT                                       23,500                        1,285
    FelCor Lodging Trust, Inc. REIT                                       63,700                        1,169
    Brandywine Realty Trust REIT                                          42,700                        1,106
    Home Properties of New York, Inc. REIT                                28,900                        1,097
    Chateau Communities, Inc. REIT                                        34,600                        1,059
    Colonial Properties Trust REIT                                        26,200                        1,021
    Alexandria Real Estate Equities,Inc. REIT                             20,000                          986
    Gables Residential Trust REIT                                         29,600                          945
    Taubman Co. REIT                                                      61,300                          929
    Manufactured Home Communities, Inc. REIT                              26,000                          913
    PS Business Parks, Inc. REIT                                          25,800                          902
    Kilroy Realty Corp. REIT                                              33,070                          885
    Sun Communities, Inc. REIT                                            21,000                          873
    MeriStar Hospitality Corp. REIT                                       53,600                          817
    Commercial Net Lease Realty REIT                                      48,473                          776
    Capital Automotive REIT                                               32,100                          766
    Glenborough Realty Trust, Inc. REIT                                   32,200                          763
    Summit Properties, Inc. REIT                                          32,800                          758
    Glimcher Realty Trust REIT                                            36,400                          670
    Cornerstone Realty Income Trust, Inc. REIT                            57,700                          645
    Mid-America Apartment Communities, Inc. REIT                          20,900                          562
    AMLI Residential Properties Trust REIT                                21,300                          554
    Bedford Property Investors, Inc. REIT                                 20,100                          545
    Equity One, Inc. REIT                                                 38,700                          538
    JDN Realty Corp. REIT                                                 41,700                          520
    Getty Realty Holding Corp. REIT                                       25,600                          518
    Pennsylvania REIT                                                     19,100                          518
    JP Realty Inc. REIT                                                   19,400                          517
    IRT Property Co. REIT                                                 40,500                          510
    Sovran Self Storage, Inc. REIT                                        15,000                          499
    Entertainment Properties Trust REIT                                   20,100                          495
    Lexington Corporate Properties Trust REIT                             29,810                          492
    Koger Equity, Inc. REIT                                               25,400                          490
    EastGroup Properties, Inc. REIT                                       19,100                          487

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
                                                                                                       VALUE*
REIT INDEX PORTFOLIO                                                      SHARES                        (000)
-------------------------------------------------------------------------------------------------------------
    RFS Hotel Investors, Inc. REIT                           $            34,000            $             460
    Saul Centers, Inc. REIT                                               17,300                          446
    Town & Country Trust REIT                                             19,400                          435
    Innkeepers USA Trust REIT                                             45,100                          432
    Kramont Realty Trust REIT                                             25,600                          409
    Equity Inns, Inc. REIT                                                50,400                          403
    Corporate Office Properties Trust, Inc. REIT                          27,500                          401
    Parkway Properties Inc. REIT                                          11,000                          398
    U.S. Restaurant Properties, Inc. REIT                                 23,100                          383
    Great Lakes, Inc. REIT                                                19,700                          374
    Mid Atlantic Realty Trust REIT                                        20,800                          366
    Investors Real Estate Trust REIT                                      33,500                          357
    Crown American Realty Trust REIT                                      37,250                          350
    LaSalle Hotel Properties REIT                                         22,100                          348
    Keystone Property Trust REIT                                          21,700                          345
    Tanger Factory Outlet Centers, Inc. REIT                               9,600                          280
    Mission West Properties Inc. REIT                                     20,700                          251
    Associated Estates Realty Corp. REIT                                  23,200                          246
    Boykin Lodging Co. REIT                                               20,800                          218
    Urstadt Biddle Properties Class A REIT                                18,800                          205
    Winston Hotels, Inc. REIT                                             20,500                          195
    Correctional Properties Trust REIT                                     8,400                          185
    Ramco-Gershenson Properties Trust REIT                                 8,400                          169
    Sizeler Property Investors, Inc. REIT                                 14,500                          158
    American Land Lease, Inc. REIT                                         8,340                          127
    Prime Group Realty Trust REIT                                         19,100                          124
    Reckson Associates Realty Corp.Class B REIT                            1,756                           46
-------------------------------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $160,054)                                         $         179,569
-------------------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.5%)
-------------------------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.97%, 7/1/2002
(Cost $4,731)                                                $4,731                                     4,731
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (Cost $164,785)                                                            184,300
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                    1,204
Liabilities                                                                                           (2,377)
                                                                                            -----------------
                                                                                                      (1,173)
                                                                                            -----------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 13,058,443 outstanding $.001 par value shares
    of beneficial interest (unlimited authorization)                                        $         183,127
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                   $           14.02
=============================================================================================================
*See Note A in Notes to Financial Statements.
REIT--Real Estate Investment Trust



--------------------------------------------------------------------------------
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 159,582            $ 12.22
Undistributed Net
    Investment Income                                   3,598                .28
Accumulated Net Realized Gains                            432                .03
Unrealized Appreciation--Note F                        19,515               1.49
--------------------------------------------------------------------------------
NET ASSETS                                          $ 183,127            $ 14.02
================================================================================

(C)2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

F692 082002

                      VANGUARD(R) VARIABLE INSURANCE FUND

                        MONEY MARKET AND BOND PORTFOLIOS

                       SEMIANNUAL REPORT * JUNE 30, 2002

INCLUDED WITHIN THIS REPORT:

MONEY MARKET PORTFOLIO
SHORT-TERM CORPORATE PORTFOLIO
TOTAL BOND MARKET INDEX PORTFOLIO
HIGH YIELD BOND PORTFOLIO

                                                                    [SHIP LOGOS]
                                                        [THE VANGUARD GROUP (R)]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
================================================================================
CONTENTS
Letter from the Chairman                                  1
Reports from the Advisers                                 6
Portfolio Profiles                                       13
Glossary of Investment Terms                             17
Performance Summaries                                    18
Financial Statements                                     20
================================================================================
SUMMARY
* During the first half of 2002, each of Vanguard Variable Insurance Fund's money market and bond portfolios earned a total return that outpaced the result of its average peer.
* Intermediate- and short-term interest rates fell during the six months ended June 30, but long-term rates edged higher.
* Money market and bond returns far outpaced the returns of the broad stock market, which continued to struggle amid concerns about corporate accounting irregularities and questions about corporate profits.
================================================================================

[SHIP LOGOS]

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN}

LETTER FROM THE CHAIRMAN

Dear Planholder,
During the six months ended June 30, 2002, most fixed income securities provided positive returns amid a persistent decline in the stock market. The money market and bond portfolios of VANGUARD(R) VARIABLE INSURANCE FUND earned six-month total returns that were ahead of those of their average mutual fund peers. Total returns for our four portfolios ranged from 2.9% for our Total Bond Market Index Portfolio (formerly named the High-Grade Bond Portfolio) to -0.7% for our High Yield Bond Portfolio.

     The  adjacent  table  presents  the  total  return   (capital  change  plus
reinvested distributions) of each portfolio, along with the results of the portfolio's average peer and relevant benchmark index. The table at the end of this letter includes a breakdown of changes in each portfolio's net asset value and details about its distributions.

     Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are higher than those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the funds), which take into account insurance-related expenses.

     Interest rates declined during the six months and so did the yields of three of our four portfolios. Often bond investors view a rate decline as a good thing because bond prices rise immediately as interest rates decline. But it's important to keep in mind that while falling interest rates drive up bond prices, over time they also result in a decline in the income paid by fixed income investments. This is because the income and proceeds from maturing bonds are reinvested at lower rates.
================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JUNE 30, 2002
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                                                     0.9%
  (SEC 7-Day Annualized Yield: 1.71%)
Average Money Market Fund**                                                 0.6
Salomon Smith Barney
  3-Month U.S. Treasury Bill Index                                          0.9
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO                                              2.2%
Average 1-5 Year
  Investment-Grade Fund**                                                   1.9
Lehman 1-5 Year
  U.S. Credit Index                                                         3.0
--------------------------------------------------------------------------------
TOTAL BOND MARKET INDEX PORTFOLIO                                           2.9%
Average Intermediate-Term
  Investment Grade Fund**                                                   2.5
Lehman Aggregate Bond Index                                                 3.8
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                                                  -0.7%
Average High Current Yield Fund**                                          -3.8
Lehman High Yield Index                                                    -4.8
--------------------------------------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.
================================================================================

MOST BONDS PERFORMED WELL
Bonds generally performed well during the six months ended June 30. The Lehman Brothers Aggregate Bond Index, a broad measure of the taxable investment-grade U.S. bond market, returned 3.8%, as modest price increases supplemented interest income.

     Many fixed income investors, however, saw their interest payments drop further. Interest rates on all but the longest-term Treasury bonds fell, reducing income but pushing prices higher. The yield of the 3-month U.S. Treasury bill slid just 4 basis points to 1.68% as of June 30. But the yields of 3-year and 10-year Treasury notes declined much further (49 basis points and 25 basis points, respectively), to 3.30% and 4.80%. Anxiety over the economy and corporate accounting scandals took a heavy toll on corporate bonds--their total returns lagged those of Treasuries, despite their higher coupons. High-yield ("junk") bonds fared especially poorly.
================================================================================
YIELDS*
                                                                          CHANGE
PORTFOLIO                 DEC. 31, 2001      JUNE 30, 2002        (BASIS POINTS)
--------------------------------------------------------------------------------
Money Market                      2.28%              1.71%                   -57
Short-Term Corporate              4.77               4.55                    -22
Total Bond Market Index           5.57               5.52                     -5
High Yield Bond                   8.81               8.81                     --
--------------------------------------------------------------------------------
*7-day yield for Money Market Portfolio; 30-day for the other portfolios.
================================================================================

THE ECONOMY GREW MODESTLY
The economy turned in a mixed performance. Real (inflation-adjusted) gross domestic product grew at a brisk annual rate of 5.0% in the first quarter. Economists noted, however, that increased sales of goods and services accounted for about one-half of the advance. A slowing in inventory reductions accounted for the other half. Growth slowed to a rate of 1.1% in the second quarter, according to an early estimate.

     The Federal Reserve Board, which lowered its target for short-term interest rates 11 times in 2001 to spur the recovery, kept that target at 1.75% during the first half of 2002. With rates at a 40-year low and little evidence of inflation, the housing market continued to flourish, making it one of the economy's bright spots.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2002
                                                 -------------------------------
                                                    SIX           ONE       FIVE
                                                 MONTHS          YEAR     YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        3.8%          8.6%       7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                5.3           7.2        6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9           2.5        4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -12.8%        -17.9%       3.9%
Russell 2000 Index (Small-caps)                   -4.7          -8.6        4.4
Wilshire 5000 Index (Entire market)              -11.8         -16.6        3.6
MSCI EAFE Index (International)                   -1.6          -9.5       -1.5
================================================================================
CPI
Consumer Price Index                               1.8%          1.1%       2.3%
--------------------------------------------------------------------------------
*Annualized.
================================================================================

MOST STOCKS DECLINED
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, fell -11.8% during the six months ended June 30. A number of forces drained investors' enthusiasm. Among these were the slow pace of the economic recovery, a lackluster rebound in corporate profits, allegations of wrongdoing by corporate executives, and a series of government warnings about potential terrorist attacks. The relentless decline in stock prices also was due in part to the cascade of disclosures about overstated corporate financial results.

     There were few pockets of strong equity performance amid all the gloom. As they did in 2000 and 2001, small-capitalization value stocks, which command modest prices relative to their earnings or book values, bucked the downward trend, recording solid gains during the period.

================================================================================
THE DECLINE IN STOCK PRICES WAS DUE IN PART TO THE CASCADE OF DISCLOSURES ABOUT OVERSTATED FINANCIAL RESULTS.
================================================================================

OUR PORTFOLIOS TOPPED PEERS DURING A DIFFICULT PERIOD
As noted earlier, each of our portfolios earned a better total return than its average peer. However, the half-year was hardly an uneventful period for our portfolios.

     As you can see in the table at the top of page 4, for our Short-Term Corporate and Total Bond Market Index Portfolios, a negative capital return offset some of the income earned by the funds during the six months. And in the case of the High Yield Bond Portfolio, a decline in the value of the portfolio's securities erased the fund's income--and then some.

     It's important to note that despite its disappointing absolute performance, the High Yield Portfolio recorded the strongest relative return. The portfolio outpaced its average peer by more than 3 percentage points and topped the return of the Lehman High Yield Index by 4.1 percentage points. The portfolio's strong relative performance resulted from its emphasis on higher-quality bonds within the high-yield universe, which was due to the conservative posture taken by its investment adviser, Wellington Management Company.

     The fact that our bond portfolios recorded negative capital returns during a period when interest rates were falling provides evidence of the difficulties faced by our portfolios and by the bond market in general. This was especially true late in the period when the prices of many corporate bonds, particularly those issued by telecommunications companies, were battered. Many investors began to question the ability of these companies to repay their debt--in part because of the sharp declines in the fortunes of several big industry players--and this lack of confidence drove prices lower.

================================================================================
THE PRICES OF MANY CORPORATE BONDS, PARTICULARLY THOSE ISSUED BY TELECOMMUNICATIONS COMPANIES, WERE BATTERED.
================================================================================

     Our Total Bond Market Index Portfolio, which is designed to track the performance of the Lehman Aggregate Bond Index, suffered in this environment. The portfolio earned a return well below that of its target primarily because it overweighted bonds in the telecommunications sector. This decision was based on the belief that the prices of these bonds were cheap relative to other sectors. While our exposure to telecoms was diversified, the damage in the sector was widespread. To make matters worse, the portfolio's investment adviser, Vanguard Fixed Income Group, also decided to hold a larger share than the index in bonds issued by energy-trading companies, which plunged as a group in the wake of the Enron scandal. We are disappointed by the portfolio's performance, but we are confident in the abilities of the Fixed Income Group, which has a decades-long record of solid bond investment management.

================================================================================
COMPONENTS OF TOTAL RETURNS                                     SIX MONTHS ENDED
                                                                   JUNE 30, 2002
                                       -----------------------------------------
                                       INCOME            CAPITAL           TOTAL
PORTFOLIO                              RETURN             RETURN          RETURN
--------------------------------------------------------------------------------
Money Market                             0.9%               0.0%            0.9%
Short-Term Corporate                     3.2               -1.0             2.2
Total Bond Market Index                  4.1               -1.2             2.9
High Yield Bond                          5.8               -6.5            -0.7
================================================================================

HALF-YEAR RETURNS DON'T PROVIDE THE FULL PICTURE
It's important to note that a six-month return typically does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income when evaluating a bond fund. The table below presents each portfolio's 12-month total return, broken down into its income and capital components. As you can see, the decline in interest rates during the past year--the yield of the 10-year U.S. Treasury note fell about 60 basis points since June 2001--boosted most bond prices and the total returns of the Short-Term Corporate and Total Bond Market Index Portfolios.

================================================================================
COMPONENTS OF TOTAL RETURNS                                  TWELVE MONTHS ENDED
                                                                   JUNE 30, 2002
                                          --------------------------------------
                                          INCOME            CAPITAL        TOTAL
PORTFOLIO                                 RETURN             RETURN       RETURN
--------------------------------------------------------------------------------
Money Market                                2.6%               0.0%         2.6%
Short-Term Corporate                        3.2                2.5          5.7
Total Bond Market Index                     4.2                2.7          6.9
High Yield Bond                             5.9               -5.5          0.4
================================================================================

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of the equity market. We believe that bond funds and money market funds are valuable in any kind of environment. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

     We thank you for your confidence in our approach and for entrusting your money to us.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JULY 12, 2002

================================================================================
PERFORMANCE AT A GLANCE: DECEMBER 31, 2001-JUNE 30, 2002
                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                          ----------------------
                       STARTING             ENDING           INCOME      CAPITAL
PORTFOLIO           SHARE PRICE        SHARE PRICE        DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Money Market             $ 1.00             $ 1.00           $0.009        $0.00
Short-Term Corporate      10.40              10.30            0.320         0.00
Total Bond Market Index   11.29              11.15            0.450         0.00
High Yield Bond            8.59               8.03            0.510         0.00
================================================================================

REPORT FROM THE ADVISER
   FOR MONEY MARKET, SHORT-TERM CORPORATE,
      AND TOTAL BOND MARKET INDEX PORTFOLIOS

THE INVESTMENT ENVIRONMENT
Overall, for the six months ended June 30, the data that we rely on to determine the direction of the economy continued to send mixed signals.

     * The unemployment rate rose to a high of 6% in April, but the rate of job losses has slowed subsequently.

     * Housing sales soared, fueled by low mortgage rates that have encouraged home ownership and have allowed homeowners to reduce their housing payments.

     * The economy's industrial sector appeared to be gaining strength. The Institute for Supply Management's index of U.S. manufacturing trends recently reached a level just shy of its highs in 1997 and 1999. Inventory accumulation continued to decline, but at a much slower rate.

     * Energy costs soared in the half-year, but the core rate of consumer inflation remained subdued. With inflation low and under control, the Federal Reserve Board is less likely to raise its target for short-term interest rates above a level that it considers "accommodative."

TREASURY ISSUANCE CLIMBED
Budget surpluses had allowed the U.S. Treasury to reduce its issuance of new debt over the past several years, but recent events have pushed the nation back into deficit spending. Tax receipts declined due to the recession, spending on security has skyrocketed, and the popularity of fiscal restraint in Washington, D.C., has disappeared. The Treasury has said that this recent reversal will be temporary and has responded by increasing issuance of short-term maturities such as Treasury bills and 2-year notes. We anticipate that the Treasury will increase the size and frequency of debt issuance on longer-term debt.

================================================================================
INVESTMENT PHILOSOPHY
MONEY MARKET PORTFOLIO
The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE PORTFOLIO
The adviser  believes a portfolio can provide  relatively high levels of current
income  with  only  modest  share-price   fluctuation  by  holding  high-quality
corporate bonds with short- and intermediate-term maturities.

TOTAL BOND MARKET INDEX PORTFOLIO
The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.
================================================================================

     The spread between the yields of short-term and long-term Treasury securities widened during the period; the difference between the yields of 2-year and 30-year Treasury securities increased to about 2.7 percentage points (270 basis points). The increase reflects the market's expectation that the Fed is unlikely to begin raising short-term rates soon. Although the yield of the 30-year Treasury bond was relatively unchanged for the six months, the yield of the 10-year U.S. Treasury note dropped 25 basis points to 4.80%, and the yield of the 5-year Treasury security declined about 30 basis points to 4.03%. The yield of the 2-year note declined about 20 basis points to 2.81%.

CORPORATE BONDS SUFFERED
The corporate bond market suffered through one of its toughest periods in many years. Market conditions took their toll on "excess returns" (the extra return provided over Treasury securities with similar characteristics). According to Lehman Brothers, the corporate sector underperformed Treasury securities by 1.71 percentage points, while the "noncorporate" sector outperformed Treasuries by
0.65 percentage point. Among the worst-performing sectors were telecommunications, media/cable, diversified manufacturing, entertainment, and energy pipelines. The best-performing sectors were lodging, home construction, and airlines.

     A number of factors contributed to the difficulties in the corporate bond market.

     * A measure of the fluctuations in the value of stocks--the Chicago Board Options Exchange's Volatility Index--hit a six-month high in June. Large swings in this index lead to bigger swings in corporate bond prices.

     * As noted, mortgage-backed securities and U.S.-government-agency debt outperformed corporate bonds as investors looked for safer places for their money. The market punished companies with any hint of accounting irregularities. The knockdown of the telecom and energy-pipeline sectors (WorldCom, Qwest, and El Paso Energy) was especially harsh.

     * Bond-rating agencies Moody's Investors Service and Standard & Poor's Corporation have been downgrading first and asking questions later. Companies have been downgraded by as many as three notches, based on poor liquidity, creative accounting methods, and investor sentiment. Moody's downgrade/ upgrade ratio stood at 7x in the first quarter of 2002--a 15-year high.

     * Liquidity has declined significantly, as many brokers have decided they are no longer willing to take on positions that force them to try to "catch a falling knife." This has exacerbated the decline in prices of many of the more volatile credits.

MONEY MARKET PORTFOLIO
Early in the half-year, we moved the average maturity of the Money Market Portfolio's holdings back into the neutral range, after concluding that the Fed was unlikely to lower rates further. Maintaining a shorter maturity will allow us to react quickly to changes in interest rates once the Fed chooses to make any adjustments.

     We periodically increased our weighting in U.S.-government-agency securities as these securities became more attractive relative to high-quality commercial paper issues. And, as always, we maintained tight control over the list of issuers in which we'll invest.

SHORT-TERM CORPORATE PORTFOLIO
Throughout the six months, the Short-Term Corporate Portfolio maintained a well-diversified group of holdings, and its overall price sensitivity resided at the low end of our "neutral" classification. However, given the tumultuous credit market, it was impossible to avoid all of the numerous credit disasters. A small portion of the portfolio was invested in the telecom sector (WorldCom, Qwest, Sprint, AT&T Wireless) and in pipeline companies, including Williams Companies. Unfortunately, sharp declines in these positions eclipsed the positive contributions from the government-agency securities we owned.

TOTAL BOND MARKET INDEX PORTFOLIO
The Total Bond Market Index Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. During the 6- and 12-month periods ended June 30, the portfolio returned 2.9% and 6.9%, respectively, compared with index returns of 3.8% and 8.6%, respectively. Adjusted for expenses and transaction costs (neither of which affects the theoretical index), the portfolio underperformed the index by 0.7 percentage point during the 6 months and by 1.2 percentage points during the 12 months.

     As noted in this report's Letter from the Chairman, the portfolio's underperformance of the index was the result of our decision to overweight the telecommunications sector. This decision rested on the belief that the prices of these bonds were cheap relative to other sectors. However, the exceptionally poor performance of these bonds led the portfolio to underperform the index. We also held a larger stake in energy-trading companies, which suffered in the Enron aftermath. Our credit analysis and portfolio selection have served our shareholders well over the years, but they let them down during the past six months, in part owing to the accounting irregularities at a number of the nation's largest companies.

================================================================================
TOTAL RETURNS                                        PERIODS ENDED JUNE 30, 2002
                                                     ---------------------------
                                                       6 MONTHS        12 MONTHS
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                                3.8%             8.6%
  Government Sector                                        3.8              8.8
  Corporate Sector                                         2.6              7.5
  Mortgage-Backed
    Securities Sector                                      4.5              9.0
================================================================================

     The table on page 8 shows the performance of various sectors of the Lehman Aggregate Bond Index during the 6- and 12-month periods. As of June 30, 2002, the portfolio's holdings were 23% U.S. government bonds, 38% corporate bonds, 1% foreign government bonds (denominated in U.S. dollars), and 38% government mortgage-backed securities.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal
Gregory S. Nassour, Portfolio Manager, Short-Term Corporate Portfolio Vanguard Fixed Income Group

July 17, 2002

REPORT FROM THE ADVISER
   FOR HIGH YIELD BOND PORTFOLIO
Although the High Yield Bond Portfolio posted a return of -0.7% during the first half of 2002, this was a relatively strong performance given the -4.8% decline in the benchmark index and the -3.8% average total return for our peer group of high-yield funds.

THE INVESTMENT ENVIRONMENT
The high-yield bond market began the year on a positive note, as it continued to recover from the mild recession and the terrorist attacks in September. However, as accounting scandals unfolded, the stock market declined precipitously, and the economy hesitated in its recovery. The high-yield market reacted by declining severely. In June, the Lehman High Yield Index fell -7.4%, even worse than its -6.7% return in September 2001. However, despite enduring sharp declines in these two months, the high-yield market was off a more modest -3.6% for the full 12 months ended June 30. The current yield spread--high-yield bonds are offering 764 basis points (7.64 percentage points) more than the yield of the 10-year U.S. Treasury note--is 180 basis points wider than the five-year historical average of 584 basis points and even further outside the ten-year historical average of 463 basis points. This unusually wide spread suggests that the market is attractively priced now, at least if history is a guide.

     The composition of the high-yield market is changing rapidly. Nine out of the top-ten issuers in the market are companies that formerly boasted investment-grade credit ratings. These "fallen angels" create more available supply in the market while the volume of new issues remains reasonably light. The market is sharply divided with respect to yield. Approximately 42% of the market's value as of June 30, as measured by the Lehman High Yield Index, consisted of bonds with yields below 9%. Yet the yield of the entire market was 12.4%, and bonds with yields greater than 16% accounted for 18% of the market. This extreme disparity of yields implies that the high-yield market is placing companies in one of two camps: one that pays its debts and is safe (yields 9% or less) or one that will be restructuring (yields 16% or greater). Relatively few companies are in between those extremes.

     Although  the  Federal  Reserve  Board  continues  to  increase   liquidity
aggressively to encourage the banking system to loosen

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
================================================================================
credit, loan availability seems constrained. The revitalization of bank lending would be a major contributor to a reduction in the number of corporations defaulting on their debt obligations. But lending standards are rising. Since avenues of capital began to close in 2000, many companies with large capital expenditures have been unable to service their debt obligations, causing a flood of balance-sheet restructurings in 2001 and 2002.

     Another disappointment in the high-yield market is the steady erosion of shareholders' principal over the last ten years. Bonds in general have an asymmetrical payoff when it comes to news affecting credit quality--their prices can decline much more due to bad news than they are able to appreciate in response to good news. The result is that price declines, on balance, seem to be a constant. Our strategy for mitigating this erosion is to diversify across issuers and industries to dampen the effects of credit mistakes. In 2001, as the economy fell into a mild recession, the rating agencies increased the number of credit downgrades, further restricting high-yield issuers from raising capital. As the economy recovers this year, we expect credit downgrades to slow, which should attract investors to the high-yield market. As long as the supply of new high-yield bonds--either from new issues or from investment-grade companies falling into the high-yield realm--does not outstrip the demand, the market can recover and begin to reward long-term investors for the risk inherent in this market sector.

THE PORTFOLIO'S SUCCESSES
Within the lower-quality portion of the corporate bond market, your portfolio follows a high-quality bias by focusing on the "upper tier" of the credit spectrum. In declining markets where risk premiums are expanding, such as in the first half of 2002, the upper-tier strategy should perform better than one focusing on higher-risk bonds. We attempt to find companies with more consistent or stable businesses and greater predictability of cash flows. This strategy has slightly softened the blow of the poor market environment that has persisted since summer 1998, and it continued to do so over the past six months.

     Avoiding credit troubles was more essential to performance in this period than discovering the "winners" whose credit ratings were upgraded. Downgrades by the rating agencies were frequent, and issues that were downgraded were treated harshly, since reduced credit ratings can prevent access to further capital. In particular, we avoided WorldCom's bonds, which entered the high-yield market this spring and then subsequently collapsed.

THE PORTFOLIO'S SHORTFALLS
The portfolio continued to lose principal and erode shareholders' capital during the half-year. Several holdings in your portfolio were sold at steep discounts to par. In these situations, it turned out that we had underestimated the risks, given such an unforgiving market environment. Over this period, high-yield securities in general have failed to provide investors with returns that compensate for the additional risk of this asset class.

THE PORTFOLIO'S POSITIONING
The High Yield Bond Portfolio remained true to its investment objective and consistent in its strategy. As described above, we maintained our bias toward bonds with upper-tier ratings within the high-yield market. This bias reflects a higher credit hurdle that issuers must overcome to qualify for the portfolio. We accept lower yields but expect fewer defaults and better total return than the market. Put simply, the current strategy is to avoid trouble. The portfolio's holdings continue to be focused on cash-paying issues, almost all of which are rated B or better.

     The portfolio is diversified by issuer and by industry to decrease risk. We avoid debt from issuers in emerging markets, and we do not purchase preferred stocks or equity-linked securities such as convertibles.

EARL E. MCEVOY, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

JULY 12, 2002

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
   FOR MONEY MARKET PORTFOLIO
This Profile provides a snapshot of the portfolio's characteristics. Key terms are defined on page 17.

================================================================================
---------------------------------------
FINANCIAL ATTRIBUTES

Yield                             1.7%
Average Maturity               64 days
Average Quality                    Aaa
Expense Ratio                   0.20%*
---------------------------------------
================================================================================
------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                   31.5%
Aaa                               16.9
Aa                                49.6
A                                  2.0
Baa                                0.0
Ba                                 0.0
B                                  0.0
Not Rated                          0.0
------------------------------------------------
Total                            100.0%
------------------------------------------------
================================================================================
-----------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Certificates of Deposit      29.5%
Commercial Paper             39.0
Treasury/Agency              31.5
-----------------------------------------
Total                       100.0%
-----------------------------------------
================================================================================
*Annualized.

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                          portfolio information.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
    FOR SHORT-TERM CORPORATE PORTFOLIO
This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 17.

================================================================================
--------------------------------------------------------
FINANCIAL ATTRIBUTES
                                      BEST       LEHMAN
                     PORTFOLIO        FIT*      INDEX**
--------------------------------------------------------
Number of Issues          338       1,500        6,873
Yield                     4.6%        4.9%         5.3%
Yield to Maturity         4.3%        4.9%         5.3%
Average Coupon            5.9%        6.4%         6.4%
Average Maturity     2.6 years   3.2 years    7.8 years
Average Quality             A1          A1          Aaa
Average Duration     2.2 years   2.8 years    4.3 years
Expense Ratio           0.22%+          --           --
Cash Investments          3.5%          --           --
--------------------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++                 11.9%
Aaa                               23.9
Aa                                10.9
A                                 27.9
Baa                               24.7
Ba                                 0.5
B                                  0.0
Not Rated                          0.2
-----------------------------------------------
Total                            100.0%
-----------------------------------------------
================================================================================
--------------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY  - INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY - SHORT
--------------------------------------------
================================================================================
---------------------------------------------------------
VOLATILITY MEASURES
                             BEST                  LEHMAN
                 PORTFOLIO   FIT*    PORTFOLIO    INDEX**
---------------------------------------------------------
R-Squared             0.93   1.00         0.82       1.00
Beta                  0.81   1.00         0.52       1.00
---------------------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                         17.5%
Commercial Mortgage-Backed            1.7
Finance                              21.3
Foreign                               4.5
Government Mortgage-Backed            4.9
Industrial                           32.3
Treasury/Agency                       7.0
Utilities                            10.8
-----------------------------------------------
Total                               100.0%
-----------------------------------------------
================================================================================
-------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                    19.0%
1-3 Years                       36.5
3-5 Years                       35.4
Over 5 Years                     9.1
-------------------------------------------------
Total                          100.0%
-------------------------------------------------
================================================================================
*Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
   FOR TOTAL BOND MARKET INDEX PORTFOLIO
This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with an unmanaged target index. Key terms are defined on page 17.

================================================================================
------------------------------------------------
FINANCIAL ATTRIBUTES
                                          LEHMAN
                           PORTFOLIO      INDEX*
------------------------------------------------
Number of Issues                517       6,873
Yield                           5.5%        5.3%
Yield to Maturity               5.2%        5.3%
Average Coupon                  6.9%        6.4%
Average Maturity           7.9 years   7.8 years
Average Quality                  Aa1         Aaa
Average Duration           4.3 years   4.3 years
Expense Ratio                0.23%**         --
Cash Investments                1.2%         --
------------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+                   60.5%
Aaa                                 3.4
Aa                                  4.8
A                                  14.5
Baa                                15.8
Ba                                  1.0
B                                   0.0
Not Rated                           0.0
-----------------------------------------------
Total                             100.0%
-----------------------------------------------
================================================================================
--------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - MEDIUM
--------------------------------------
================================================================================
----------------------------------
VOLATILITY MEASURES
                            LEHMAN
                  PORTFOLIO INDEX*
----------------------------------
R-Squared             0.98    1.00
Beta                  0.96    1.00
----------------------------------
================================================================================
----------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                      2.9%
Commercial Mortgage-Backed        0.4
Finance                          13.1
Foreign                           1.1
Government Mortgage-Backed       37.6
Industrial                       17.6
Treasury/Agency                  22.9
Utilities                         4.4
----------------------------------------
Total                           100.0%
----------------------------------------
================================================================================
-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                 1.8%
1-5 Years                   40.6
5-10 Years                  43.5
10-20 Years                  5.0
20-30 Years                  8.5
Over 30 Years                0.6
-----------------------------------------
Total                      100.0%
-----------------------------------------
================================================================================
*Lehman Aggregate Bond Index.
**Annualized.
+Includes government mortgage-backed bonds.

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                          portfolio information.

PORTFOLIO PROFILE                                            AS OF JUNE 30, 2002
   FOR HIGH YIELD BOND PORTFOLIO
This Profile provides a snapshot of the portfolio's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the portfolio and a broad market index. Key terms are defined on page 17.

================================================================================
-------------------------------------------------------
FINANCIAL ATTRIBUTES
                                      BEST       LEHMAN
                     PORTFOLIO        FIT*      INDEX**
-------------------------------------------------------
Number of Issues         218        1,286        6,873
Yield                    8.8%        12.4%         5.3%
Yield to Maturity        9.2%        12.5%         5.3%
Average Coupon           8.7%         8.2%         6.4%
Average Maturity    6.8 years    8.0 years    7.8 years
Average Quality           Ba2          Ba3          Aaa
Average Duration    4.6 years    4.7 years    4.3 years
Expense Ratio          0.29%+          --           --
Cash Investments         4.1%          --           --
-------------------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency             6.4%
Aaa                         0.0
Aa                          0.0
A                           0.0
Baa                         7.6
Ba                         44.3
B                          40.0
Not Rated                   1.7
-----------------------------------------------
Total                     100.0%
-----------------------------------------------
================================================================================
---------------------------------------
INVESTMENT FOCUS
CREDIT QUALITY - BELOW INVESTMENT-GRADE
AVERAGE MATURITY - MEDIUM
---------------------------------------
================================================================================
--------------------------------------------------
VOLATILITY MEASURES
                       BEST                 LEHMAN
           PORTFOLIO   FIT*    PORTFOLIO   INDEX**
--------------------------------------------------
R-Squared       0.88   1.00         0.01      1.00
Beta            0.66   1.00         0.15      1.00
--------------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                           0.0%
Commercial Mortgage-Backed             0.0
Finance                                3.9
Foreign                                0.0
Government Mortgage-Backed             0.0
Industrial                            80.3
Treasury/Agency                        6.4
Utilities                              9.4
-----------------------------------------------
Total                                100.0%
-----------------------------------------------
================================================================================
-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                   0.0%
1-5 Years                     23.0
5-10 Years                    72.5
10-20 Years                    3.5
20-30 Years                    1.0
Over 30 Years                  0.0
-----------------------------------------------
Total                        100.0%
-----------------------------------------------
================================================================================
*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
+Annualized.

GLOSSARY OF INVESTMENT TERMS
AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of a benchmark. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. Each index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the market in general. The portfolio is compared with an overall market index and, where appropriate, with its "best fit" index. If a portfolio's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the portfolio's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                        AS OF JUNE 30, 2002
All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. For bond portfolios, both share price and income return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

================================================================================
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1991-JUNE 30, 2002

FISCAL YEAR  TOTAL RETURN  AVERAGE FUND*
----------------------------------------
1992              3.7          3.3
1993                3          2.6
1994              4.2          3.7
1995              5.9          5.4
1996              5.4          4.8
1997              5.6          4.9
1998              5.5          4.8
1999              5.2          4.5
2000              6.5          5.7
2001              4.4          3.4
2002**            0.9          0.6
--------------------------------------------------------------------------------
                                  SEC 7-Day Annualized Yield (6/30/2002): 1.71%.
*Derived from data provided by Lipper Inc.
**Six months ended June 30, 2002.
Note: See Financial Highlights table on page 25 for dividend information.

================================================================================
SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-JUNE 30, 2002

FISCAL YEAR  TOTAL RETURN  LEHMAN*
----------------------------------
1999             2.1         2.3
2000             8.2         8.5
2001             7.9         9.7
2002**           2.2           3
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 26 for dividend information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002
                                                                 TEN YEARS
                                              ONE    FIVE ----------------------
                            INCEPTION DATE   YEAR   YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Money Market Portfolio            5/2/1991  2.61%   5.05%   0.00%   4.81%  4.81%
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio    2/8/1999  5.74%  5.98%*     --      --     --
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
TOTAL BOND MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1991-JUNE 30, 2002

FISCAL YEAR   TOTAL RETURN    LEHMAN*
--------------------------------------
1992              6.4           7.4
1993              9.4           9.8
1994             -2.7          -2.9
1995               18          18.5
1996              3.5           3.6
1997              9.4           9.7
1998              8.3           8.7
1999             -0.8          -0.8
2000             11.3          11.6
2001              8.3           8.4
2002**            2.9           3.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 27 for dividend and capital gains information.

================================================================================
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-JUNE 30, 2002

FISCAL YEAR  TOTAL RETURN  LEHMAN INDEX*
-----------------------------------------
1996               9           11.4
1997            12.1           12.8
1998             4.1            1.6
1999             2.9            2.4
2000            -2.1           -5.9
2001             3.3            5.3
2002**          -0.7           -4.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2002.
Note: See Financial Highlights table on page 28 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002
                                                                  TEN YEARS
                                              ONE   FIVE  ----------------------
                             INCEPTION DATE  YEAR  YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Total Bond Market Index Portfolio 4/29/1991 6.94%  7.19%    0.89%   6.15%  7.04%
--------------------------------------------------------------------------------
High Yield Bond Portfolio          6/3/1996 0.37%  2.69%  -3.48%*  8.07%* 4.59%*
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
   JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
The Statement of Net  Assets--an  integral part of the Financial  Statements for
each  of  the   Vanguard   Variable   Insurance   Fund  Money  Market  and  Bond
Portfolios--is included as an insert to this report.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


                                      MONEY SHORT-TERM    TOTAL BOND  HIGH YIELD
                                     MARKET  CORPORATE  MARKET INDEX        BOND
                                  PORTFOLIO  PORTFOLIO     PORTFOLIO   PORTFOLIO
                                  ----------------------------------------------
                                           SIX MONTHS ENDED JUNE 30, 2002
                                  ----------------------------------------------
                                      (000)      (000)         (000)       (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                         $10,137     $4,571       $16,582      $7,984
  Security Lending                     --           6             5          37
--------------------------------------------------------------------------------
    Total Income                    10,137      4,577        16,587       8,021
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B      64         10            35          58
  The Vanguard Group--Note C
    Management and Administrative      739        145           506         186
    Marketing and Distribution         110         12            39          14
  Custodian Fees                         9          3            19           6
  Auditing Fees                          4          6             6           6
  Shareholders' Reports                 23          5            18           8
--------------------------------------------------------------------------------
    Total Expenses                     949        181           623         278
    Expenses Paid Indirectly--Note D    --         --            (1)         --
--------------------------------------------------------------------------------
    Net Expenses                       949        181           622         278
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                9,188      4,396        15,965       7,743
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold           (10)    (1,235)       (4,502)     (9,815)
  Futures Contracts                     --       (263)           --          --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)               (10)    (1,498)       (4,502)     (9,815)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                 --        894         3,764         507
  Futures Contracts                     --       (328)           --          --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                        --        566         3,764         507
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS        $ 9,178     $3,464       $15,227     $(1,565)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each portfolio's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount that insurance-company separate accounts invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

==============================================================================================
                                                             MONEY MARKET PORTFOLIO
                                           ---------------------------------------------------
                                                SIX MONTHS                                YEAR
                                                     ENDED          OCT. 1 TO            ENDED
                                             JUNE 30, 2002     DEC. 31, 2001*   SEPT. 30, 2001
                                                     (000)              (000)            (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 9,188            $ 7,122         $ 47,561
  Realized Net Gain (Loss)                            (10)                49               (8)
  Change in Unrealized Appreciation (Depreciation)     --                 --               --
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     9,178              7,171           47,553
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (9,188)            (7,122)         (47,561)
  Realized Capital Gain                                --                 --               --
----------------------------------------------------------------------------------------------
    Total Distributions                            (9,188)            (7,122)         (47,561)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                          257,261            162,089          686,799
  Issued in Lieu of Cash Distributions              9,188              7,122           47,561
  Redeemed                                       (344,234)          (166,939)        (562,855)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions             (77,785)             2,272          171,505
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                       (77,795)             2,321          171,497
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           1,034,448          1,032,127          860,630
----------------------------------------------------------------------------------------------
  End of Period                                 $ 956,653         $1,034,448       $1,032,127
==============================================================================================
1Shares Issued (Redeemed)
  Issued                                          257,261            162,089          686,799
  Issued in Lieu of Cash Distributions              9,188              7,122           47,561
  Redeemed                                       (344,234)          (166,939)        (562,855)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
     Shares Outstanding                           (77,785)             2,272          171,505
==============================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

==============================================================================================
                                                        SHORT-TERM CORPORATE PORTFOLIO
                                             -------------------------------------------------
                                                SIX MONTHS                                YEAR
                                                     ENDED          OCT. 1 TO            ENDED
                                             JUNE 30, 2002     DEC. 31, 2001*   SEPT. 30, 2001
                                                     (000)              (000)            (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 4,396            $ 1,915          $ 5,486
  Realized Net Gain (Loss)                         (1,498)              (283)             167
  Change in Unrealized Appreciation (Depreciation)    566             (1,721)           3,228
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     3,464                (89)           8,881
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (5,139)                --           (2,411)
  Realized Capital Gain                                --                 --               --
----------------------------------------------------------------------------------------------
    Total Distributions                            (5,139)                --           (2,411)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           67,001             31,992           86,562
  Issued in Lieu of Cash Distributions              5,139                 --            2,411
  Redeemed                                        (22,071)           (17,281)         (30,309)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease)
     from Capital Share Transactions               50,069             14,711           58,664
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        48,394             14,622           65,134
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             142,341            127,719           62,585
----------------------------------------------------------------------------------------------
  End of Period                                  $190,735           $142,341         $127,719
==============================================================================================
1Shares Issued (Redeemed)
  Issued                                            6,475              3,070            8,637
  Issued in Lieu of Cash Distributions                509                 --              244
  Redeemed                                         (2,147)            (1,660)          (3,040)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding       4,837              1,410            5,841
==============================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

==============================================================================================
                                                         TOTAL BOND MARKET INDEX PORTFOLIO
                                             -------------------------------------------------
                                                SIX MONTHS                                YEAR
                                                     ENDED          OCT. 1 TO            ENDED
                                             JUNE 30, 2002     DEC. 31, 2001*   SEPT. 30, 2001
                                                     (000)              (000)            (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 15,965            $ 7,884         $ 26,214
  Realized Net Gain (Loss)                         (4,502)             1,655            1,536
  Change in Unrealized Appreciation (Depreciation)  3,764            (11,948)          22,688
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                    15,227             (2,409)          50,438
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (22,504)                --          (12,135)
  Realized Capital Gain                                --                 --               --
----------------------------------------------------------------------------------------------
    Total Distributions                           (22,504)                --          (12,135)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                          100,879             58,929          210,478
  Issued in Lieu of Cash Distributions             22,504                 --           12,135
  Redeemed                                        (67,704)           (43,568)         (78,266)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   55,679             15,361          144,347
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        48,402             12,952          182,650
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             533,038            520,086          337,436
----------------------------------------------------------------------------------------------
  End of Period                                  $581,440           $533,038         $520,086
==============================================================================================
1Shares Issued (Redeemed)
  Issued                                            8,930              5,178           19,425
  Issued in Lieu of Cash Distributions              2,080                 --            1,138
  Redeemed                                         (6,075)            (3,847)          (7,252)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding   4,935              1,331           13,311
==============================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

==============================================================================================
                                                            HIGH YIELD BOND PORTFOLIO
                                             -------------------------------------------------
                                                SIX MONTHS                                YEAR
                                                     ENDED          OCT. 1 TO            ENDED
                                             JUNE 30, 2002     DEC. 31, 2001*   SEPT. 30, 2001
                                                     (000)              (000)            (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 7,743            $ 3,716         $ 13,948
  Realized Net Gain (Loss)                         (9,815)            (3,083)         (18,254)
  Change in Unrealized Appreciation (Depreciation)    507              5,282           (2,351)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                    (1,565)             5,915           (6,657)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (11,329)                --           (6,651)
  Realized Capital Gain                                --                 --               --
----------------------------------------------------------------------------------------------
    Total Distributions                           (11,329)                --           (6,651)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           45,577             19,946           83,784
  Issued in Lieu of Cash Distributions             11,329                 --            6,651
  Redeemed                                        (21,459)           (12,019)         (60,696)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   35,447              7,927           29,739
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        22,553             13,842           16,431
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             172,020            158,178          141,747
----------------------------------------------------------------------------------------------
  End of Period                                  $194,573           $172,020         $158,178
==============================================================================================
1Shares Issued (Redeemed)
  Issued                                            5,358              2,346            9,671
  Issued in Lieu of Cash Distributions              1,387                 --              765
  Redeemed                                         (2,537)            (1,416)          (7,053)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding   4,208                930            3,383
==============================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

FINANCIAL HIGHLIGHTS
This table summarizes each portfolio's investment results and distributions to insurance-company separate accounts on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

============================================================================================================
MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                          ENDED   OCT. 1 TO                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                JUNE 30,    DEC. 31,   ----------------------------------------------
THROUGHOUT EACH PERIOD                     2002       2001*      2001       2000     1999      1998     1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $1.00       $1.00     $1.00      $1.00    $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                   .009        .007      .052       .061     .050      .055     .054
  Net Realized and Unrealized Gain (Loss)
    on Investments                          --          --        --         --       --        --       --
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations      .009        .007      .052       .061     .050      .055     .054
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income   (.009)      (.007)    (.052)     (.061)   (.050)    (.055)   (.054)
  Distributions from Realized Capital Gains --          --        --         --       --        --       --
------------------------------------------------------------------------------------------------------------
    Total Distributions                  (.009)      (.007)    (.052)     (.061)   (.050)    (.055)   (.054)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $1.00       $1.00     $1.00      $1.00    $1.00     $1.00    $1.00
============================================================================================================
TOTAL RETURN                              0.94%       0.69%     5.34%      6.21%    5.09%     5.60%    5.48%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)    $957      $1,034    $1,032       $861     $723      $590     $393
  Ratio of Total Expenses to
    Average Net Assets                  0.20%**     0.18%**     0.18%      0.17%    0.20%     0.20%    0.21%
  Ratio of Net Investment Income to
    Average Net Assets                  1.89%**     2.73%**     5.14%      6.06%    4.98%     5.46%    5.36%
============================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

============================================================================================================
SHORT-TERM CORPORATE PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                       SIX MONTHS   OCT. 1 TO    SEPTEMBER 30,   FEB. 8** TO
                                                            ENDED    DEC. 31,   ----------------   SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      JUNE 30, 2002       2001*     2001     2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.40      $10.40   $ 9.72    $9.75       $10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .27        .115     .581     .646         .355
  Net Realized and Unrealized Gain (Loss) on Investments    (.05)      (.115)    .430    (.030)       (.250)
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .22          --    1.011     .616         .105
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.32)         --    (.331)   (.646)       (.355)
  Distributions from Realized Capital Gains                   --          --       --       --           --
------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.32)         --    (.331)   (.646)       (.355)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.30      $10.40   $10.40    $9.72       $ 9.75
============================================================================================================
TOTAL RETURN                                                2.18%       0.00%   10.65%    6.54%        1.08%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $191        $142     $128      $63          $29
  Ratio of Total Expenses to Average Net Assets            0.22%+      0.21%+    0.21%    0.20%       0.27%+
  Ratio of Net Investment Income to Average Net Assets     5.27%+      5.50%+    6.33%    6.74%       5.74%+
  Portfolio Turnover Rate                                    62%+         15%      46%      44%          39%
============================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
+Annualized.

============================================================================================================
TOTAL BOND MARKET INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                          ENDED   OCT. 1 TO               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                JUNE 30,    DEC. 31,   ----------------------------------------------
THROUGHOUT EACH PERIOD                     2002       2001*      2001       2000     1999      1998     1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $11.29      $11.34    $10.36     $10.34   $11.07    $10.57   $10.29
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    .32        .158      .653       .680     .646      .663     .678
  Net Realized and Unrealized Gain (Loss)
    on Investments                        (.01)      (.208)     .670       .020    (.700)     .500     .280
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations       .31       (.050)    1.323       .700    (.054)    1.163     .958
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.45)         --     (.343)     (.680)   (.646)    (.663)   (.678)
  Distributions from Realized Capital Gains --          --        --         --    (.030)       --       --
------------------------------------------------------------------------------------------------------------
    Total Distributions                   (.45)         --     (.343)     (.680)   (.676)    (.663)   (.678)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $11.15      $11.29    $11.34     $10.36   $10.34    $11.07   $10.57
============================================================================================================
TOTAL RETURN                              2.87%      -0.44%    13.05%      7.05%   -0.49%    11.36%    9.60%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)    $581        $533      $520       $337     $337      $322     $188
  Ratio of Total Expenses to
    Average Net Assets                  0.23%**     0.22%**     0.22%      0.20%    0.23%     0.28%    0.29%
  Ratio of Net Investment Income to
    Average Net Assets                  5.78%**     5.82%**     6.31%      6.63%    6.06%     6.16%    6.51%
  Portfolio Turnover Rate                 79%**         19%       75%        61%      69%       65%      40%
============================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

============================================================================================================
HIGH YIELD BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                          ENDED   OCT. 1 TO               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                JUNE 30,    DEC. 31,  -----------------------------------------------
THROUGHOUT EACH PERIOD                     2002       2001*      2001       2000     1999      1998     1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $8.59       $8.28     $9.02      $9.50   $10.09    $10.59   $10.15
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    .34        .168      .794       .849     .847      .895     .922
  Net Realized and Unrealized Gain (Loss)
    on Investments                        (.39)       .142    (1.120)     (.480)   (.573)    (.485)    .450
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations      (.05)       .310     (.326)      .369     .274      .410    1.372
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.51)         --     (.414)     (.849)   (.847)    (.895)   (.922)
  Distributions from Realized Capital Gains --          --        --         --    (.017)    (.015)   (.010)
------------------------------------------------------------------------------------------------------------
    Total Distributions                   (.51)         --     (.414)     (.849)   (.864)    (.910)   (.932)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $8.03       $8.59     $8.28      $9.02   $ 9.50    $10.09   $10.59
============================================================================================================
TOTAL RETURN                             -0.68%       3.74%    -3.72%      4.03%    2.68%     3.85%   14.12%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)    $195        $172      $158       $142     $146      $131      $85
  Ratio of Total Expenses to
    Average Net Assets                  0.29%**     0.28%**     0.28%      0.26%    0.29%     0.31%    0.31%
  Ratio of Net Investment Income to
    Average Net Assets                  8.19%**     8.87%**     9.26%      9.12%    8.51%     8.45%    8.88%
  Portfolio Turnover Rate                 26%**          6%       29%        23%      31%       38%      30%
============================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Money Market, Short-Term Corporate, Total Bond Market Index (formerly known as High-Grade Bond), and High Yield Bond Portfolios are registered under the Investment Company Act of 1940 as open-end investment companies. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, or for variable life or other variable-benefit insurance contracts.

     Certain investments of the portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolios consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: Each of the portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities.

     Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market Portfolio are declared daily and paid on the first business day of the following month. Effective April 1, 2001, the Short-Term Corporate, Total Bond Market Index, and High Yield Bond Portfolios changed the frequency of income dividends from daily to annual. These portfolios' annual distributions from net investment income and realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, and Total Bond Market Index Portfolios on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the High Yield Bond Portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2002, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2002, the portfolios had contributed capital to Vanguard (included in Other Assets) of:


================================================================================
                 CAPITAL CONTRIBUTION          PERCENTAGE          PERCENTAGE OF
                          TO VANGUARD        OF PORTFOLIO             VANGUARD'S
PORTFOLIO                       (000)          NET ASSETS         CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                     $170                0.02%                 0.17%
Short-Term Corporate               33                0.02                  0.03
Total Bond Market Index           102                0.02                  0.10
High Yield Bond                    36                0.02                  0.04
================================================================================

The portfolios' trustees and officers are also directors and officers of Vanguard.

D. The portfolios' custodian banks have agreed to reduce their fees when the portfolios maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 2002, the custodian fee offset arrangements reduced the Total Bond Market Index Portfolio's custodian fees by $1,000.

E. During the six months ended June 30, 2002, purchases and sales of investment securities other than temporary cash investments were:

================================================================================
                       U.S. GOVERNMENT SECURITIES    OTHER INVESTMENT SECURITIES
                                 (000)                         (000)
                       --------------------------    ---------------------------
PORTFOLIO              PURCHASES         SALES        PURCHASES            SALES
--------------------------------------------------------------------------------
Short-Term Corporate    $ 30,031       $ 19,459         $71,064         $30,256
Total Bond Market Index  219,102        162,057          80,415          54,630
High Yield Bond            5,856          3,152          49,978          20,766
================================================================================

     At December 31, 2001, the portfolios had the following capital losses available to offset future net capital gains:

================================================================================
                                                          CAPITAL LOSS
                                              ----------------------------------
                                                              EXPIRATION: FISCAL
                                              AMOUNT              YEAR(S) ENDING
PORTFOLIO                                      (000)                 DECEMBER 31
--------------------------------------------------------------------------------
Short-Term Corporate                           $ 163                   2007-2009
High Yield Bond                               31,005                   2006-2010
================================================================================

F. At June 30, 2002, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

================================================================================
                                                  (000)
                          ------------------------------------------------------
                                                                  NET UNREALIZED
                          APPRECIATED        DEPRECIATED            APPRECIATION
PORTFOLIO                  SECURITIES         SECURITIES          (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate          $ 7,453          $ (5,118)                $ 2,335
Total Bond Market Index        16,197            (6,253)                  9,944
High Yield Bond                 3,574           (11,338)                 (7,764)
================================================================================

     At June 30, 2002, the aggregate settlement value of open futures contracts expiring in September 2002 and the related unrealized depreciation were:

================================================================================
                                                   (000)
                          ------------------------------------------------------
                             NUMBER OF         AGGREGATE              UNREALIZED
PORTFOLIO/                LONG (SHORT)        SETTLEMENT            APPRECIATION
FUTURES CONTRACTS            CONTRACTS             VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
  10-Year Agency Bond             (28)            $2,891                  $ (74)
  10-Year U.S. Treasury Note       (7)               751                    (19)
  5-Year U.S. Treasury Note       (80)             8,594                   (174)
  2-Year U.S. Treasury Note       (20)             4,199                    (44)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at June 30, 2002, and collateral received with respect to such loans were:

================================================================================
                                                     (000)
                                  ----------------------------------------------
                                                          COLLATERAL RECEIVED
                                                       -------------------------
                                  MARKET VALUE
                                     OF LOANED                     U.S. TREASURY
PORTFOLIO                           SECURITIES         CASH           SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate                   $ 8,389      $ 8,560                  --
Total Bond Market Index                 15,336        2,648              $13,055
High Yield Bond                         12,354       11,619                1,151
================================================================================

The portfolios invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q642 082002

================================================================================
VANGUARD(R) VARIABLE INSURANCE FUND
   MONEY MARKET AND BOND PORTFOLIOS

STATEMENT OF NET ASSETS * JUNE 30, 2002 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

     This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (U.S. government and agency issues, corporate bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

     At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.
================================================================================
Contents

Money Market Portfolio                     1
Short-Term Corporate Portfolio             5
Total Bond Market Index Portfolio         14
High Yield Bond Portfolio                 26
================================================================================

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                         YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (31.3%)
------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                        1.85%              7/1/2002        10,000       10,000
Federal Home Loan Bank                          1.74%              7/2/2002(1)     30,000       29,978
Federal Home Loan Bank                         1.775%              7/2/2002(1)     20,000       19,996
Federal Home Loan Bank                          1.69%              7/3/2002(1)     25,000       24,993
Federal Home Loan Bank                          1.76%             8/15/2002(1)     40,000       39,990
Federal Home Loan Bank                          1.71%             9/13/2002(1)     25,000       24,998
Federal Home Loan Bank                         2.346%             10/3/2002         7,000        6,958
Federal Home Loan Mortgage Corp.               2.207%             12/5/2002        18,100       17,930
Federal National Mortgage Assn.                 1.74%              7/2/2002(1)     25,000       24,995
Federal National Mortgage Assn.                1.813%             7/14/2002(1)     35,000       34,989
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                         YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                1.749%             7/27/2002(1)     25,000       24,992
Federal National Mortgage Assn.                1.751%             7/30/2002(1)     40,000       39,995
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $299,814)                                                                              299,814
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (38.9%)
------------------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (4.9%)
FCAR Owner Trust                               2.062%              7/9/2002        24,250       24,239
New Center Asset Trust                         1.929%              7/9/2002        22,500       22,490
                                                                                            ----------
                                                                                                46,729
                                                                                            ----------
FINANCE--OTHER (16.5%)
Asset Securitization Cooperative Corp.         1.783%             7/26/2002        12,099       12,084
Delaware Funding                               1.797%             9/13/2002         5,012        4,994
Emerald Certificates                           1.854%             7/17/2002        11,000       10,991
Emerald Certificates                           1.929%             8/29/2002         2,200        2,193
Fortis Funding LLC                             1.807%             8/28/2002        18,900       18,845
General Electric Capital Corp.                 1.915%             7/29/2002         6,902        6,892
General Electric Capital Corp.                 1.938%             12/9/2002        35,750       35,443
Govco Inc.                                     1.838%             8/23/2002        18,900       18,849
Independence Funding LLC                       1.836%              8/5/2002        15,000       14,973
Independence Funding LLC                       1.913%             9/23/2002        17,385       17,308
Old Line Funding Corp.                         1.869%             8/19/2002         3,599        3,590
Old Line Funding Corp.                         1.785%             8/27/2002        10,032       10,004
Old Line Funding Corp.                         1.807%             9/13/2002         1,875        1,868
                                                                                            ----------
                                                                                               158,034
                                                                                            ----------
FOREIGN BANKS (12.0%)
Barclays US Funding                            1.818%              9/3/2002         3,400        3,389
Landesbank Baden-Wuerttemberg                  1.807%             9/17/2002        25,000       24,902
Landesbank Schleswig-Holstein                  1.817%             8/28/2002        14,700       14,657
Landesbank Schleswig-Holstein                  1.959%            11/12/2002         8,000        7,942
Societe Generale N.A. Inc.                     1.942%              8/5/2002        15,000       14,972
Societe Generale N.A. Inc.                     1.809%             9/30/2002         3,900        3,882
UBS Finance (Delaware), Inc.                   1.849%             8/21/2002         6,000        5,985
UBS Finance (Delaware), Inc.                   1.795%             8/29/2002         9,100        9,073
UBS Finance (Delaware), Inc.                   1.978%            10/28/2002         5,538        5,502
Westpac Capital Corp.                          1.867%            12/16/2002        25,000       24,784
                                                                                            ----------
                                                                                               115,088
                                                                                            ----------
FOREIGN GOVERNMENT (1.5%)
KFW International Finance Inc.                 1.807%             8/12/2002         9,000        8,981
KFW International Finance Inc.                 1.787%             9/12/2002         5,000        4,982
                                                                                            ----------
                                                                                                13,963
                                                                                            ----------
FOREIGN INDUSTRIAL (0.5%)
Nestle Capital Corp.                           2.181%             7/18/2002         5,000        4,995

INDUSTRIAL (3.1%)
Chevron UK Investment PLC                      2.021%             9/12/2002        30,000       29,878
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
INSURANCE (0.4%)
ING America Insurance Holdings Inc.            1.837%             8/23/2002         3,329        3,320
------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (Cost $372,007)                                                                              372,007
------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (12.9%)
------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (3.5%)
State Street Bank & Trust                       1.92%             11/4/2002        14,000       14,003
U.S. Bank N.D.                                  1.80%              9/9/2002        19,000       19,000
                                                                                            ----------
                                                                                                33,003
                                                                                            ----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (9.4%)
ABN-AMRO Bank NV                                2.19%             9/23/2002        12,000       12,011
BNP Paribas                                     1.93%             7/25/2002        10,000       10,000
BNP Paribas                                     1.98%             8/30/2002        10,000       10,000
Bayerische Landesbank Girozentrale              1.96%              7/8/2002         9,700        9,700
Credit Agricole Indosuez                        1.92%             7/29/2002         8,000        8,000
Credit Agricole Indosuez                        2.01%             9/13/2002         2,500        2,501
Dresdner Bank AG                                1.79%             8/16/2002         5,000        5,000
Royal Bank of Scotland PLC                      1.79%             9/24/2002        23,000       23,000
UBS AG                                         3.805%             7/19/2002        10,000       10,000
                                                                                            ----------
                                                                                                90,212
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $123,215)                                                                              123,215
------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (16.5%)
------------------------------------------------------------------------------------------------------
Barclays Bank PLC                               1.83%             7/15/2002        25,000       25,001
Deutsche Bank AG                                2.02%             11/4/2002        18,000       18,000
Halifax PLC                                     2.01%             11/4/2002        28,000       28,000
ING Bank                                       2.205%             9/23/2002        25,000       25,000
Landesbank Hessen-Thueringen                    2.01%            10/29/2002        22,000       22,001
Lloyds Bank                                     1.96%            12/10/2002        28,000       28,000
Rabobank Nederland                              2.00%              9/3/2002        12,000       12,002
------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (Cost $158,004)                                                                              158,004
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
------------------------------------------------------------------------------------------------------
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (Cost $1,151)                                 1.97%              7/1/2002         1,151        1,151
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (Cost $954,191)                                                                              954,191
------------------------------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE*
MONEY MARKET PORTFOLIO                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      3,489
Liabilities                                                              (1,027)
                                                                     -----------
                                                                           2,462
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 956,633,330 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)              $956,653
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $1.00
================================================================================
*See Note A in Notes to Financial Statements.
*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Adjustable-rate note.
================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                           $956,633         $1.00
Undistributed Net Investment Income                             --            --
Accumulated Net Realized Gains                                  20            --
Unrealized Appreciation                                         --            --
--------------------------------------------------------------------------------
NET ASSETS                                                $956,653         $1.00
================================================================================

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                 YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (80.8%)
------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (16.9%)
ANRC Auto Owner Trust                           6.75%            12/15/2003(1)          1            1
ANRC Auto Owner Trust                           3.76%            10/17/2005(1)      1,500        1,518
American Express Credit Account Master Trust    5.60%            11/15/2006(1)        600          626
American Express Credit Account Master Trust    5.85%            11/15/2006(1)        300          313
AmSouth Auto Trust                              6.67%             7/15/2004(1)        204          209
Bank One Issuance Trust                         4.16%             1/15/2008(1)      1,500        1,514
BMW Vehicle Owner Trust                         6.91%             5/25/2006(1)        500          516
BMW Vehicle Owner Trust                         5.46%            11/15/2007(1)        170          176
CIT Home Equity Loan Trust                      4.57%             1/25/2023(1)        575          582
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                  6.32%             9/25/2005(1)        200          206
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                  6.42%             9/25/2008(1)        300          319
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE-1                   6.38%             9/25/2008(1)      1,000        1,065
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SDG&E                   6.31%             9/25/2008(1)        300          319
Centex Home Equity Loan Trust                   5.35%            10/25/2022(1)        400          409
Centex Home Equity Loan Trust                   3.94%             3/25/2025(1)        400          408
Chase Manhattan Auto Trust                      4.55%             8/15/2005(1)      1,000        1,022
Chase Manhattan Auto Trust                      3.49%             3/15/2006(1)        500          504
Citibank Credit Card Issuance Trust             7.05%             9/15/2007(1)        125          135
Citibank Credit Card Issuance Trust             7.45%             9/15/2007(1)        210          226
Citibank Credit Card Master Trust I             5.80%              2/7/2005(1)        100          102
Citibank Credit Card Master Trust I             5.55%              1/9/2006(1)        300          311
ComEd Transitional Funding Trust                5.44%             3/25/2007(1)        500          520
ComEd Transitional Funding Trust                5.63%             6/25/2009(1)        100          105
Connecticut RRB Special Purpose Trust CL&P-1    5.36%             3/30/2007(1)      1,500        1,557
Countrywide Asset-Backed Certificates          5.151%            11/25/2016(1)        650          662
DaimlerChrysler Auto Trust                      7.09%             12/6/2003(1)        267          269
DaimlerChrysler Auto Trust                      6.11%            11/15/2004(1)        200          206
Dealer Auto Receivables Owner Trust             7.07%             5/17/2004(1)        277          281
Detroit Edison Securitization Funding LLC       5.51%              3/7/2007(1)        250          260
EQCC Home Equity Loan Trust                    6.223%             6/25/2011(1)         25           25
Ford Credit Auto Owner Trust                    7.50%            10/15/2004(1)        100          106
Ford Credit Auto Owner Trust                    7.40%             4/15/2005(1)        700          718
Ford Credit Auto Owner Trust                    5.01%             3/15/2006(1)        200          205
General Motors Acceptance Corp.
  Mortgage Home Loan Trust                      5.22%             3/25/2014(1)        249          250
Harley-Davidson Motorcycle Trust                4.50%             1/15/2010(1)      1,000        1,022
Honda Auto Receivables Owner Trust              4.67%             3/18/2005(1)      1,250        1,278
Honda Auto Receivables Owner Trust              3.50%            10/17/2005(1)        250          252
MBNA Master Credit Card Trust I                 6.70%             1/18/2005(1)        200          201
MBNA Master Credit Card Trust II                7.15%             1/15/2008(1)        500          542
J. P. Morgan Chase Commercial Mortgage
  Securities Corp.                              6.26%             3/15/2033(1)        150          156
National City Auto Receivables Trust            4.04%             7/15/2006(1)      1,000        1,015
Nissan Auto Receivables                         7.01%             9/15/2003(1)         74           74
Nissan Auto Receivables                         3.58%             9/15/2005(1)      1,000        1,010
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                 YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust                     3.94%             6/15/2006(1)      1,000        1,010
PECO Energy Transition Trust                    5.63%              3/1/2005(1)        175          177
PECO Energy Transition Trust                    5.80%              3/1/2009(1)      1,000        1,048
PECO Energy Transition Trust                    6.05%              3/1/2009(1)        125          133
PP&L Transition Bond Co. LLC                    6.72%            12/26/2005(1)        500          523
PP&L Transition Bond Co. LLC                    7.05%             6/25/2009(1)        125          137
Principal Residential Mortgage                  4.55%            12/20/2004(1)(2)     420          428
Residential Asset Securities Corp.              4.04%            12/25/2021(1)      1,000        1,013
Residential Asset Securities Corp.             4.286%             8/24/2022(1)      1,000        1,017
TIAA Structured Finance CDO I, Ltd.             7.06%            11/15/2030(1)        100          106
Toyota Auto Receivables Owner Trust             3.67%             6/15/2006(1)      1,000        1,010
Toyota Auto Receivables Owner Trust             4.00%             7/15/2008(1)        200          201
UAC Securitization Corp.                        6.31%             12/8/2006(1)        175          183
USAA Auto Owner Trust                           6.95%             6/15/2004(1)        237          241
USAA Auto Owner Trust                           3.20%             2/15/2006(1)        600          605
WFS Financial Owner Trust                       3.81%             2/20/2007(1)      1,500        1,512
Washington Mutual Mortgage
  Pass-Through Certificates                    5.435%             2/25/2032(1)        700          711
Washington Mutual Mortgage
  Pass-Through Certificates                     5.55%             3/25/2032(1)        540          554
Washington Mutual Mortgage
  Pass-Through Certificates                    5.598%             4/25/2032(1)        450          461
                                                                                            ----------
                                                                                                32,265
                                                                                            ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.7%)
Bank of America Mortgage Securities
  Mortgage Certificates                        4.654%             7/25/2032(1)      1,500        1,502
Countrywide Home Loan                          4.633%             9/20/2032(1)      1,000          999
First Union National Bank-Bank of America,
  N.A. Commercial Mortgage Trust               6.136%            12/15/2010(1)        130          134
Vendee Mortgage Trust                           7.50%             5/15/2016(1)        565          568
                                                                                            ----------
                                                                                                 3,203
                                                                                            ----------
FINANCE (20.5%)
  BANKING (6.4%)
  Bank One Corp.                               7.625%              8/1/2005           445          480
  Bank One NA Illinois                          5.50%             3/26/2007           350          360
  Barclays Bank PLC                             8.55%             6/15/2011(2)        325          373
  Citicorp Lease Pass-Through Trust             7.22%             6/15/2005(1)(2)     195          210
  Citigroup Inc.                               4.125%             6/30/2005           775          780
  Citigroup Inc.                                5.50%              8/9/2006           875          906
  First Bank System, Inc.                      6.875%             9/15/2007           200          219
  Firstar Bank Milwaukee NA                     6.25%             12/1/2002           300          305
  Firstar Bank Milwaukee NA                     7.80%              7/5/2010           300          314
  Hudson United Bank                            7.00%             5/15/2012           300          307
  ING Capital Funding Trust III                8.439%            12/31/2010           200          223
  Mellon Financial Co.                          5.75%            11/15/2003           791          821
  Meridian Bancorp, Inc.                       6.625%             3/15/2003           300          309
  National City Corp.                          6.625%              3/1/2004           517          546
  Regions Financial Corp.                      6.375%             5/15/2012           375          385
  Royal Bank of Scotland Group PLC             7.375%              4/1/2006           200          213
  Skandinaviska Enskilda Banken                 6.50%              6/4/2003(2)        610          624
  Southern National Corp.                       7.05%             5/23/2003           740          769
------------------------------------------------------------------------------------------------------

6

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Synovus Financial Corp.                       7.25%            12/15/2005           250          269
  UBS Preferred Funding Trust I                8.622%             10/1/2010           150          170
  UBS Preferred Funding Trust II               7.247%             6/29/2049           125          133
  Union Planters Bank NA                       5.125%             6/15/2007           550          553
  US Bancorp                                   6.875%             12/1/2004           290          313
  Wachovia Corp.                                6.70%             6/21/2004           450          479
  Wachovia Corp.                                4.95%             11/1/2006           750          760
  Wells Fargo & Co.                             4.25%             8/15/2003           140          143
  Wells Fargo & Co.                            6.625%             7/15/2004           900          958
  Zions Financial Corp.                         6.95%             5/15/2011           200          206

  BROKERAGE (1.9%)
  Amvescap PLC                                 6.375%             5/15/2003           650          670
  Bear Stearns & Co. Inc.                       6.45%              8/1/2002           345          346
  Bear Stearns & Co. Inc.                      6.125%              2/1/2003           250          255
  Goldman Sachs & Co.                          7.125%              3/1/2003(2)        500          514
  Lehman Brothers Holdings Inc.                 6.25%              4/1/2003           500          513
  Lehman Brothers Holdings Inc.                 6.25%             5/15/2006           340          356
  Morgan Stanley Dean Witter & Co.              5.80%              4/1/2007           550          563
  Salomon Smith Barney Holdings                6.125%             1/15/2003           216          220
  Spear, Leeds & Kellogg, LP                    8.25%             8/15/2005(2)        225          249

  FINANCE COMPANIES (4.9%)
  American Express Credit Corp.                 5.50%             9/12/2006           700          720
  Aristar Inc.                                 7.375%              9/1/2004           250          269
  Boeing Capital Corp.                          7.10%             9/27/2005           100          108
  Boeing Capital Corp.                          5.75%             2/15/2007           700          725
  Capital One Bank                              6.57%             1/27/2003           250          250
  Capital One Bank                              6.62%              8/4/2003           175          177
  Countrywide Funding                           8.25%             7/15/2002           800          802
  Countrywide Home Loan                         5.25%             5/22/2003           150          153
  Countrywide Home Loan                         5.50%              8/1/2006           525          533
  Ford Motor Credit Co.                         5.75%             2/23/2004           400          406
  Ford Motor Credit Co.                         7.50%             3/15/2005         1,000        1,047
  General Electric Capital Corp.                6.75%             9/11/2003           500          524
  General Electric Capital Corp.                7.25%              5/3/2004           400          427
  General Electric Capital Corp.                6.80%             11/1/2005           430          462
  General Electric Capital Corp.               5.375%             3/15/2007           500          511
  General Motors Acceptance Corp.               5.25%             5/16/2005           600          605
  General Motors Acceptance Corp.              6.125%             9/15/2006           450          457
  General Motors Acceptance Corp.              6.125%              2/1/2007           450          455
  MBNA Corp.                                   6.875%              6/1/2005           200          208
  Sears, Roebuck & Co. Acceptance Corp.         6.80%             10/9/2002           150          152
  Washington Mutual Finance Corp.               6.25%             5/15/2006           350          364

  INSURANCE (5.7%)
  AIG SunAmerica Global Financing IX            5.10%             1/17/2007(2)      1,000        1,015
  Jackson National Life Insurance Co.           5.25%             3/15/2007(2)        300          305
  John Hancock Global Funding II               5.625%             6/27/2006(2)        825          848
  Lincoln National Corp.                        5.25%             6/15/2007           225          227
  MassMutual Global Funding II                  2.00%             9/28/2002         1,100        1,100
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                 YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Met Life Global Funding I                     4.75%             6/20/2007(2)      1,000          993
  Metlife Inc.                                  5.25%             12/1/2006           475          484
  Monumental Global Funding II                  6.95%             10/1/2003(2)        410          430
  Monumental Global Funding II                  6.05%             1/19/2006(2)        570          599
  Nationwide Life Global Funding                5.35%             2/15/2007(2)        610          622
  Principal Life Global Funding I              6.125%              3/1/2006(2)        930          968
  Progressive Corp.                            6.375%             1/15/2012           500          514
  Protective Life                               5.50%             5/14/2004(2)        380          393
  Protective Life                              5.875%             8/15/2006(2)        400          414
  Prudential Insurance Co. of America          6.375%             7/23/2006(2)        600          629
  TIAA Global Markets                           5.00%              3/1/2007(2)        750          757
  USAA Capital Corp.                            7.54%             3/30/2005(2)        500          544

  REAL ESTATE INVESTMENT TRUSTS (1.6%)
  Cabot Industrial Properties LP               7.125%              5/1/2004           330          343
  EOP Operating LP                             8.375%             3/15/2006         1,500        1,643
  ERP Operating LP                              7.10%             6/23/2004           200          212
  Health Care Property Investment Inc.          6.45%             6/25/2012           300          296
  Liberty Properties LP                         7.25%             3/15/2011           380          397
  New Plan Excel Realty Trust                  5.875%             6/15/2007           130          130
  Shurgard Storage Centers, Inc.                7.75%             2/22/2011           100          105
                                                                                            ----------
                                                                                                39,137
                                                                                            ----------
INDUSTRIAL (31.3%)
  BASIC INDUSTRY (1.7%)
  Corporacion Nacional del
    Cobre de Chile                             7.375%              5/1/2009(2)        300          305
  Dow Chemical Corp.                            5.25%             5/14/2004           320          328
  Dow Chemical Corp.                            5.75%            12/15/2008           175          176
  International Paper Co.                       8.00%              7/8/2003           830          870
  International Paper Co.                       7.50%             5/15/2004           165          175
  Noranda, Inc.                                8.625%             7/15/2002            75           75
  Rio Tinto Finance Ltd.                        5.75%              7/3/2006           250          259
  Weyerhaeuser Co.                              5.50%             3/15/2005(2)      1,000        1,019

  CAPITAL GOODS (3.6%)
  Bombardier Capital Inc.                      5.625%             5/30/2003(2)        700          716
  Emerson Electric Co.                         7.875%              6/1/2005         1,000        1,100
  Ingersoll-Rand Co.                            5.75%             2/14/2003         1,000        1,017
  Masco Corp.                                   6.00%              5/3/2004         1,000        1,038
  Raytheon Co.                                  6.45%             8/15/2002           360          362
  Raytheon Co.                                  7.90%              3/1/2003           695          716
  Republic Services Inc.                       6.625%             5/15/2004           585          613
  Tyco International Group SA                  6.875%              9/5/2002           350          336
  Tyco International Group SA                  6.375%             2/15/2006            66           53
  United Technologies Corp.                    4.875%             11/1/2006           240          241
  WMX Technologies Inc.                         7.00%            10/15/2006           300          311
  Waste Management Inc.                        6.625%             7/15/2002           350          350
  Waste Management Inc.                         7.00%             10/1/2004            30           31

  COMMUNICATION (3.0%)
  AT&T Wireless                                 7.35%              3/1/2006           400          333
  British Telecommunications PLC               7.875%            12/15/2005           175          188
  ----------------------------------------------------------------------------------------------------

8

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Cingular Wireless                            5.625%            12/15/2006(2)        150          146
  Clear Channel Communications Inc.             7.25%             9/15/2003           500          512
  Continental Cablevision                       8.30%             5/15/2006           125          128
  France Telecom                                7.20%              3/1/2006           310          296
  New York Times                               7.625%             3/15/2005           300          327
  NYNEX Corp.                                   9.55%              5/1/2010(1)        434          506
  Pearson PLC                                   7.00%             6/15/2011(2)        100          104
  Qwest Capital Funding                        5.875%              8/3/2004           400          256
  Qwest Corp.                                  7.625%              6/9/2003         1,125        1,035
  TCI Communications Inc.                      6.375%              5/1/2003         1,000          995
  U S West Capital Funding, Inc.               6.125%             7/15/2002           251          231
  Verizon Wireless Inc.                        5.375%            12/15/2006(2)        625          583

  CONSUMER CYCLICAL (3.8%)
  AOL Time Warner Inc.                         5.625%              5/1/2005           775          753
  ArvinMeritor                                 6.625%             6/15/2007           200          198
  Cendant Corp.                                 7.75%             12/1/2003           270          275
  Costco Wholesale Corp.                        5.50%             3/15/2007           250          258
  DaimlerChrysler North America Holding Corp.   7.40%             1/20/2005           850          905
  International Speedway Corp.                 7.875%            10/15/2004           250          262
  Kohl's Corp.                                  6.30%              3/1/2011           325          334
  Lowe's Companies Inc.                         7.50%            12/15/2005           180          198
  Mohawk Industries Inc.                        6.50%             4/15/2007           160          167
  Park Place Entertainment Corp.                7.95%              8/1/2003           860          872
  Starwood Hotels Resorts                      7.375%              5/1/2007(2)        400          398
  Target Corp.                                  5.95%             5/15/2006           170          177
  Target Corp.                                  5.40%             10/1/2008           500          503
  Target Corp.                                 5.375%             6/15/2009           125          124
  Toys R Us                                    6.875%              8/1/2006           125          124
  Viacom Inc.                                   7.75%              6/1/2005           250          272
  Viacom Inc.                                   6.40%             1/30/2006           150          156
  Wal-Mart Stores, Inc.                        4.375%              8/1/2003           750          765
  Walt Disney Co.                               4.50%             9/15/2004           500          505

  CONSUMER NONCYCLICAL (10.3%)
  Abbott Laboratories                          5.625%              7/1/2006         1,000        1,040
  American Home Products                       5.875%             3/15/2004         1,000        1,039
  Apogent Technologies Inc.                     8.00%              4/1/2011           250          274
  Baxter International Inc.                     5.25%              5/1/2007         1,000        1,019
  Beckman Instruments, Inc.                     7.45%              3/4/2008           695          750
  Bristol-Myers Squibb                          4.75%             10/1/2006         1,500        1,501
  Campbell Soup Co.                            5.875%             10/1/2008           750          773
  Cargill Inc.                                  6.25%              5/1/2006(2)        250          261
  Colgate-Palmolive Co.                         5.98%             4/25/2012           200          206
  Conagra Foods Inc.                           7.125%             10/1/2026           600          644
  Diageo PLC                                    0.00%              1/6/2004           300          286
  Diageo PLC                                   6.625%             6/24/2004           300          320
  Diageo PLC                                   6.125%             8/15/2005           150          157
  Fred Meyer, Inc.                             7.375%              3/1/2005         1,000        1,072
  General Mills Inc.                           5.125%             2/15/2007           825          827
  HealthSouth Corp.                            6.875%             6/15/2005           235          236
  HealthSouth Corp.                             8.50%              2/1/2008           360          378
  ----------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                 YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Hormel Foods Corp.                           6.625%              6/1/2011(2)        100          104
  Kellogg Co.                                   5.50%              4/1/2003         1,000        1,020
  Kraft Foods Inc.                             4.625%             11/1/2006           600          598
  Panamerican Beverage Inc.                    8.125%              4/1/2003           400          411
  Pepsi Americas Inc.                           5.95%             2/15/2006           170          174
  Philip Morris                                 6.80%             12/1/2003         1,000        1,045
  Procter & Gamble Co.                          4.75%             6/15/2007           650          655
  Quest Diagnostic Inc.                         6.75%             7/12/2006           685          719
  RJ Reynolds Tobacco Holdings Inc.             6.50%              6/1/2007           200          203
  Safeway Inc.                                 3.625%             11/5/2003           250          251
  Safeway Inc.                                  6.05%            11/15/2003           750          778
  Tenet Healthcare Corp.                        5.00%              7/1/2007           400          395
  Unilever Capital Corp.                        6.75%             11/1/2003           830          872
  United Health Group Inc.                      5.20%             1/17/2007           350          354
  The Upjohn Co. ESOP Trust                     9.79%              3/7/2003           746          816
  Wellpoint Health Networks                    6.375%             6/15/2006           500          524

  ENERGY (3.4%)
  Amerada Hess Corp.                            5.30%             8/15/2004           750          773
  Baker Hughes, Inc.                            5.80%             2/15/2003           150          153
  BP Capital Markets PLC                       4.625%             5/27/2005         1,000        1,027
  Conoco Funding Co.                            5.45%            10/15/2006         1,000        1,024
  Husky Oil Ltd.                                6.25%             6/15/2012           175          176
  Kerr-McGee Corp.                             5.375%             4/15/2005           300          307
  Petronas Capital Ltd.                         7.00%             5/22/2012(2)        275          277
  PF Export Receivables Master Trust           2.724%             12/1/2013(1)(2)     360          362
  Pure Resources Inc.                          7.125%             6/15/2011(2)        100           98
  Tosco Corp.                                   8.25%             5/15/2003           250          262
  Tosco Corp.                                  7.625%             5/15/2006           522          571
  Transocean Sedco Forex Inc.                   6.50%             4/15/2003           615          630
  Valero Energy Corp.                           6.75%            12/15/2002(2)        400          407
  Valero Energy Corp.                          7.375%             3/15/2006           125          133
  Valero Energy Corp.                          6.125%             4/15/2007           150          154
  Woodside Finance Ltd.                         6.70%              8/1/2011(2)        200          201

  OTHER (2.5%)
  Cintas Corp.                                 5.125%              6/1/2007(2)        600          606
  Johnson Controls                              5.00%            11/15/2006           110          110
  Parker Retirement Savings Plan Trust          6.34%             7/15/2008(1)(2)     242          248
  Traded Custody Receipt                       5.894%              3/1/2007(2)      2,400        2,444
  Targeted Return Index Securities Trust 5-2002 5.89%             1/25/2007(2)      1,374        1,385

  TECHNOLOGY (1.4%)
  Computer Sciences Corp.                       7.50%              8/8/2005           100          108
  Computer Sciences Corp.                       6.25%             3/15/2009           250          254
  First Data Corp.                             5.625%             11/1/2011           350          346
  International Business Machines Corp.        4.875%             10/1/2006         1,500        1,505
  Texas Instruments Inc.                        7.00%             8/15/2004           450          477

  TRANSPORTATION (1.6%)
  CSX Corp.                                     7.25%              5/1/2004           375          399
  Continental Airlines Pass-Through Trust      7.434%             3/15/2006(1)        300          287
------------------------------------------------------------------------------------------------------

10

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Delta Airlines Pass-Through Certificates     7.299%             9/18/2006           100          100
  ERAC USA Finance Co.                         6.375%             5/15/2003(2)        825          843
  Federal Express Corp.                        6.625%             2/12/2004           500          523
  Hertz Corp.                                   8.25%              6/1/2005           250          264
  Norfolk Southern Corp.                       8.375%             5/15/2005           300          325
  Union Pacific Corp.                           5.84%             5/25/2004           200          207
                                                                                            ----------
                                                                                                59,665
                                                                                            ----------
UTILITIES (10.4%)
  ELECTRIC (8.7%)
  Alabama Power Co.                             7.85%             5/15/2003           525          549
  American Electric Power                       5.50%             5/15/2003         1,000        1,016
  Arizona Public Service Co.                   5.875%             2/15/2004+          400          413
  Boston Edison Co.                             6.80%             3/15/2003           465          476
  Calenergy Co. Inc.                            6.96%             9/15/2003           400          413
  Conectiv Inc.                                 5.30%              6/1/2005         1,000        1,007
  Consolidated Edison                          7.625%              3/1/2004           300          320
  Consumers Energy Co.                          6.00%             3/15/2005           100           96
  DTE Energy Co.                                6.00%              6/1/2004           500          515
  Detroit Edison Co.                            5.05%             10/1/2005           500          507
  Dominion Fiber Ventures, LLC                  7.05%             3/15/2005(2)        200          193
  Dominion Resources Inc.                       6.00%             1/31/2003         1,000        1,016
  East Coast Power                             6.737%             5/27/2005            89           88
  Exelon Corp.                                  6.95%             6/15/2011           100          105
  FPL Group Capital Inc.                       6.875%              6/1/2004           955        1,009
  Georgia Power Co.                             5.75%             1/31/2003           880          898
  HGI Transelec Chile SA                       7.875%             4/15/2011           130          137
  Ipalco Enterprises Inc.                      7.375%            11/14/2008           450          437
  LG&E Capital Corp.                           6.205%              5/1/2004(2)        300          308
  Limestone Electron Trust                     8.625%             3/15/2003           700          696
  New York State Electric & Gas                 6.75%            10/15/2002            60           61
  NiSource Finance Corp.                        5.75%             4/15/2003           200          197
  NRG NorthEast Generating LLC                 8.065%            12/15/2004(1)        198          191
  NRG South Central Generating LLC             8.962%             3/15/2016(1)        451          454
  Oncor Electric Delivery Co.                  6.375%              5/1/2012(2)        300          308
  PPL Capital Funding                           7.75%             4/15/2005           200          202
  PSE&G Capital Corp.                           6.25%             5/15/2003(2)        650          665
  Pacific Gas & Electric Co.                   7.375%             11/1/2005(2)**      240          245
  Pinnacle West Capital Corp.                   4.50%              2/9/2004(2)      1,000        1,003
  Progress Capital Holdings                     7.45%              9/1/2003(2)        180          186
  Progress Energy                               6.55%              3/1/2004           750          786
  Reliant Energy Mid-Atlantic Power Holding    8.554%              7/2/2005(1)        222          225
  Reliant Energy Resources                     8.125%             7/15/2005           200          176
  South Carolina Electric & Gas                 7.50%             6/15/2005            70           76
  Southern California Edison Co.                8.95%             11/3/2003           415          421
  TXU Corp.                                     5.52%             8/16/2003         1,250        1,274

  NATURAL GAS (1.7%)
  AGL Capital Corp.                            7.125%             1/14/2011           100          104
  Columbia Energy Group                         6.61%            11/28/2002           600          605
  Enterprise Products                           8.25%             3/15/2005           350          377
  KN Energy, Inc.                               6.45%              3/1/2003           968          986
  Keyspan Corp.                                 7.25%            11/15/2005           275          296
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                 YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Osprey Trust                                  8.31%             1/15/2003(2)*       375           71
  Peoples Energy Corp.                          6.90%             1/15/2011           100          101
  Transcontinental Gas Pipeline                8.875%             9/15/2002           300          302
  Williams Cos.                                 6.75%             1/15/2006           300          234
  Yosemite Security Trust                       8.25%            11/15/2004(2)*       370           63
                                                                                            ----------
                                                                                                19,808
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $152,241)                                                                              154,078
------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(4.3%)
------------------------------------------------------------------------------------------------------
Bayerische Landesbank                           5.00%             7/20/2004         1,000        1,039
European Investment Bank                       4.625%              3/1/2007         1,000        1,013
Landwirtschaft Rentenbank                      4.875%             3/12/2007           750          764
Pemex Finance Ltd.                             6.125%            11/15/2003(1)        160          164
Pemex Finance Ltd.                              9.14%             8/15/2004(1)        265          281
Pemex Finance Ltd.                              8.02%             5/15/2007(1)        140          151
Province of Manitoba                            4.25%            11/20/2006         1,500        1,501
Province of New Brunswick                      7.625%             6/29/2004           275          297
Province of Ontario                             4.20%             6/30/2005         1,125        1,141
Province of Ontario                             5.50%             10/1/2008         1,000        1,042
Province of Saskatchewan                       6.625%             7/15/2003           190          198
Republic of Chile                              5.625%             7/23/2007           650          645
------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $8,119)                                                                                  8,236
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.4%)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.3%)
U.S. Treasury Note                             4.875%             2/15/2012           500          502
                                                                                            ----------
AGENCY BONDS AND NOTES (6.4%)
Federal National Mortgage Assn.                 5.50%              5/2/2006         1,000        1,048
Federal National Mortgage Assn.                 5.25%             6/15/2006           125          130
Federal National Mortgage Assn.                 5.25%             4/15/2007        10,750       11,124
                                                                                            ----------
                                                                                                12,302
                                                                                            ----------
MORTGAGE-BACKED SECURITIES (4.7%)
Federal Home Loan Mortgage Corp.                6.00%              4/1/2017(1)      2,097        2,143
Federal Home Loan Mortgage Corp.                6.00%            10/15/2027(1)        250          261
Federal National Mortgage Assn.                 6.00%            11/25/2014(1)      1,300        1,378
Federal National Mortgage Assn.                 6.00%             12/1/2016(1)      1,468        1,496
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               YIELD*                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                 6.50%              9/1/2016(1)      1,990        2,055
Federal National Mortgage Assn.                 7.00%             12/1/2011(1)      1,525        1,617
                                                                                            ----------
                                                                                                 8,950
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $21,373)                                                                                21,754
------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.0%)
-------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      1.97%              7/1/2002         6,717        6,717
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G              1.97%              7/1/2002         8,560        8,560
------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $15,277)                                                                                15,277
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.5%)
  (Cost $197,010)                                                                              199,345
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.5%)
------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                            4,388
Security Lending Collateral Payable to Brokers--Note G                                         (8,560)
Other Liabilities                                                                              (4,438)
                                                                                            ----------
                                                                                               (8,610)
                                                                                            ----------
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------
Applicable to 18,526,778 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                  $190,735
======================================================================================================
NET ASSET VALUE PER SHARE                                                                      $10.30
======================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.
+Security segregated as initial margin for open futures contracts.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the aggregate value of these securities was $24,464,000, representing 12.8% of net assets.

================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $186,352         $10.06
Undistributed Net Investment Income                        4,247            .23
Accumulated Net Realized Losses                           (1,888)          (.10)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                    2,335            .13
  Futures Contracts                                         (311)          (.02)
--------------------------------------------------------------------------------
NET ASSETS                                              $190,735         $10.30
================================================================================

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.8%)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.2%)
U.S. Treasury Bond                             10.75%             5/15/2003         2,900        3,123
U.S. Treasury Bond                            11.875%            11/15/2003        23,125       26,073
U.S. Treasury Bond                             10.75%             8/15/2005            25           30
U.S. Treasury Bond                              5.50%             5/15/2009         9,635       10,197
U.S. Treasury Bond                             10.00%             5/15/2010           125          147
U.S. Treasury Bond                              5.00%             8/15/2011         1,525        1,546
U.S. Treasury Bond                             13.25%             5/15/2014           170          256
U.S. Treasury Bond                             9.875%            11/15/2015           575          825
U.S. Treasury Bond                              9.25%             2/15/2016         1,140        1,566
U.S. Treasury Bond                              7.50%            11/15/2016         2,525        3,039
U.S. Treasury Bond                              8.75%             5/15/2017         1,400        1,868
U.S. Treasury Bond                             8.875%             8/15/2017           550          742
U.S. Treasury Bond                             8.875%             2/15/2019           790        1,074
U.S. Treasury Bond                             8.125%             8/15/2019         3,470        4,444
U.S. Treasury Bond                              8.50%             2/15/2020           445          590
U.S. Treasury Bond                              8.75%             5/15/2020           145          197
U.S. Treasury Bond                              8.75%             8/15/2020           420          570
U.S. Treasury Bond                             7.875%             2/15/2021           150          189
U.S. Treasury Bond                             8.125%             8/15/2021           865        1,116
U.S. Treasury Bond                              8.00%            11/15/2021         2,530        3,236
U.S. Treasury Bond                             7.625%            11/15/2022         4,150        5,136
U.S. Treasury Bond                             7.125%             2/15/2023         1,710        2,012
U.S. Treasury Bond                              7.50%            11/15/2024           725          892
U.S. Treasury Bond                              6.75%             8/15/2026         4,275        4,868
U.S. Treasury Bond                             6.625%             2/15/2027         8,050        9,040
U.S. Treasury Note                              5.75%             8/15/2003           500          520
U.S. Treasury Note                             3.375%             4/30/2004         9,775        9,880
U.S. Treasury Note                             6.125%             8/15/2007         1,250        1,363
U.S. Treasury Note                             5.625%             5/15/2008         2,325        2,482
U.S. Treasury Note                              6.50%             2/15/2010           250          279
U.S. Treasury Note                              5.75%             8/15/2010         1,600        1,712
U.S. Treasury Note                              5.00%             2/15/2011           525          534
Private Export Funding Corp.
  (U.S. Government Guaranteed)                  7.20%             1/15/2010           400          452
                                                                                            ----------
                                                                                                99,998
                                                                                            ----------
AGENCY BONDS AND NOTES (5.5%)
Federal Farm Credit Bank                        4.80%             11/6/2003         2,500        2,572
Federal Home Loan Bank                         5.675%             8/18/2003         2,000        2,074
Federal Home Loan Bank                         5.575%              9/2/2003         1,000        1,037
Federal Home Loan Bank                          6.50%             8/15/2007         1,450        1,581
Federal Home Loan Bank                         5.865%              9/2/2008         1,100        1,163
Federal Home Loan Bank                          5.88%            11/25/2008           530          541
Federal Home Loan Bank                         7.625%             5/14/2010         1,850        2,141
Federal Home Loan Mortgage Corp.               6.875%             1/15/2005         1,400        1,515
Federal Home Loan Mortgage Corp.                7.00%             7/15/2005         4,000        4,373
Federal Home Loan Mortgage Corp.               6.875%             9/15/2010           675          749
Federal National Mortgage Assn.                 5.75%             4/15/2003         1,090        1,122
Federal National Mortgage Assn.                 5.97%              7/3/2003         1,000        1,037
Federal National Mortgage Assn.                 5.91%             8/25/2003           650          676
Federal National Mortgage Assn.                 5.50%             2/15/2006         4,225        4,437
------------------------------------------------------------------------------------------------------

14

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                 5.64%            12/10/2008         1,500        1,518
Federal National Mortgage Assn.                 6.40%             5/14/2009         2,000        2,078
Federal National Mortgage Assn.                 6.25%              2/1/2011           400          418
Federal National Mortgage Assn.                 5.50%             3/15/2011         1,050        1,065
Federal National Mortgage Assn.                6.625%            11/15/2030           600          635
Tennessee Valley Auth.                         7.125%              5/1/2030         1,000        1,114
                                                                                            ----------
                                                                                                31,846
                                                                                            ----------
MORTGAGE-BACKED SECURITIES (37.1%)
Federal Home Loan Mortgage Corp.                5.50%   11/1/2008--1/1/2025(1)      2,706        2,740
Federal Home Loan Mortgage Corp.                6.00%    4/1/2003--1/1/2032(1)     20,037       20,247
Federal Home Loan Mortgage Corp.                6.50%   10/1/2002--3/1/2032(1)     33,346       34,226
Federal Home Loan Mortgage Corp.                7.00%    7/1/2003--9/1/2031(1)     16,902       17,614
Federal Home Loan Mortgage Corp.                7.50%    1/1/2007--1/1/2031(1)      7,333        7,736
Federal Home Loan Mortgage Corp.                8.00%   10/1/2009--4/1/2030(1)      2,502        2,677
Federal Home Loan Mortgage Corp.                8.50%   5/1/2006--11/1/2030(1)        605          651
Federal Home Loan Mortgage Corp.                9.00%   11/1/2005--5/1/2030(1)        140          149
Federal Home Loan Mortgage Corp.                9.50%    1/1/2025--2/1/2025(1)         32           35
Federal Home Loan Mortgage Corp.               10.00%   3/1/2017--11/1/2019(1)         16           18
Federal National Mortgage Assn.                 5.50%    3/1/2017--1/1/2032(1)      7,403        7,413
Federal National Mortgage Assn.                 6.00%    3/1/2003--3/1/2032(1)     24,806       25,057
Federal National Mortgage Assn.                 6.50%    8/1/2008--1/1/2032(1)     29,975       30,731
Federal National Mortgage Assn.                 7.00%  12/1/2003--10/1/2031(1)     12,546       13,054
Federal National Mortgage Assn.                 7.50%    1/1/2007--1/1/2032(1)      5,615        5,913
Federal National Mortgage Assn.                 8.00%   7/1/2007--11/1/2030(1)      1,509        1,609
Federal National Mortgage Assn.                 8.50%   10/1/2004--4/1/2031(1)        434          465
Federal National Mortgage Assn.                 9.00%    3/1/2020--4/1/2025(1)        115          126
Federal National Mortgage Assn.                 9.50%   12/1/2018--2/1/2025(1)         70           76
Federal National Mortgage Assn.                10.00%    8/1/2020--8/1/2021(1)         26           28
Federal National Mortgage Assn.                10.50%              8/1/2020(1)         10           11
Government National Mortgage Assn.              6.00%  3/15/2009--2/15/2032(1)      6,891        6,950
Government National Mortgage Assn.              6.50% 10/15/2008--3/15/2032(1)     14,810       15,211
Government National Mortgage Assn.              7.00% 10/15/2008--1/15/2032(1)     11,209       11,718
Government National Mortgage Assn.              7.50%  5/15/2008--9/15/2031(1)      6,716        7,122
Government National Mortgage Assn.              8.00% 3/15/2008--12/15/2030(1)      2,920        3,126
Government National Mortgage Assn.              8.50%  7/15/2009--7/15/2030(1)        589          633
Government National Mortgage Assn.              9.00%  4/15/2016--7/15/2030(1)        424          461
Government National Mortgage Assn.              9.50% 4/15/2017--12/15/2021(1)         90           99
Government National Mortgage Assn.             10.00%  5/15/2020--1/15/2025(1)         57           63
Government National Mortgage Assn.             10.50%             5/15/2019(1)         15           16
Government National Mortgage Assn.             11.00%            10/15/2015(1)         16           18
Government National Mortgage Assn.             11.50%             2/15/2013(1)         14           16
                                                                                            ----------
                                                                                               216,009
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $337,931)                                                                              347,853
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (37.9%)
------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (2.9%)
CIT RV Trust                                    5.96%             4/15/2011(1)        450          455
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1             6.42%             9/25/2008(1)        375          399
Capital Auto Receivables Asset Trust            4.16%             7/16/2007(1)        400          404
Capital One Master Trust                        4.60%             8/17/2009(1)      3,000        2,987
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust                  4.88%             9/15/2008(1)        450          461
Centex Home Equity Loan Trust                   4.64%             8/25/2026(1)        225          227
Chase Manhattan Auto Owner Trust                4.24%             9/15/2008(1)        650          656
Citibank Credit Card Issuance Trust             4.95%              2/9/2009(1)      1,200        1,217
First USA Credit Card Master Trust              6.42%             3/17/2005(1)      1,250        1,252
Ford Credit Auto Owner Trust                    7.40%             4/15/2005(1)        500          513
Ford Credit Auto Owner Trust                    3.62%             1/15/2006(1)        500          500
Ford Credit Auto Owner Trust                    4.36%             8/15/2006(1)        650          644
Honda Auto Receivables Owner Trust              4.22%             4/15/2007(1)        800          811
MBNA Credit Card Master Trust                   4.95%             6/15/2009(1)      1,200        1,222
PECO Energy Transition Trust                    5.63%              3/1/2005(1)      1,034        1,049
PECO Energy Transition Trust                    6.05%              3/1/2009(1)        225          238
PSE&G Transition Funding LLC                    6.89%            12/15/2017(1)        500          540
Toyota Auto Receivables Owner Trust             4.00%             7/15/2008(1)        250          251
Washington Mutual Mortgage
  Pass-Through Certificates                    5.435%             2/25/2032(1)        425          432
Washington Mutual Mortgage
  Pass-Through Certificates                     5.55%             3/25/2032(1)        500          512
Washington Mutual Mortgage
  Pass-Through Certificates                    5.598%             4/25/2032(1)        900          922
Washington Mutual Mortgage
  Pass-Through Certificates                    4.777%             6/25/2032(1)        350          353
World Omni Auto Receivable Trust                3.79%            11/20/2005(1)        525          532
                                                                                            ----------
                                                                                                16,577
                                                                                            ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
Bank of America Mortgage Securities
  Mortgage Certificates                        4.654%             7/25/2032(1)        400          400
Bear Stearns Commercial Mortgage Securities Inc.5.61%            11/15/2033(1)        900          900
Countrywide Home Loan                          4.633%             9/20/2032(1)        600          599
First Union National Bank-Bank of America NA
  Commercial Mortgage Trust                    6.223%            12/12/2033(1)        500          520
                                                                                            ----------
                                                                                                 2,419
                                                                                            ----------
FINANCE (12.9%)
  BANKING (4.1%)
  BBVA-Bancomer Capital Trust I                10.50%             2/16/2011(2)        550          588
  BT Capital Trust B                            7.90%             1/15/2027           200          200
  BankAmerica Corp.                            10.00%              2/1/2003           200          209
  BankAmerica Corp.                            6.625%             6/15/2004           525          556
  Barclays Bank PLC                             8.55%             6/15/2011(2)        450          517
  The Chase Manhattan Corp.                     6.00%             11/1/2005           575          599
  Citicorp                                     7.625%              5/1/2005           300          324
  Citicorp Capital II                          8.015%             2/15/2027           500          537
  Citicorp Lease Pass-Through Trust             7.22%             6/15/2005(1)(2)     723          778
  Citicorp Lease Pass-Through Trust             8.04%            12/15/2019(2)        500          548
  Citigroup Inc.                               4.125%             6/30/2005         1,425        1,435
  Citigroup Inc.                                5.50%              8/9/2006         1,000        1,036
  CoreStates Capital Corp.                     9.375%             4/15/2003           250          264
  CoreStates Capital Corp.                      8.00%            12/15/2026(2)      1,000        1,021
  Credit Suisse First Boston USA Inc.           5.75%             4/15/2007         1,150        1,178
  Fleet Capital Trust II                        7.92%            12/11/2026           400          403
  Fleet Boston Financial Corp.                 4.875%             12/1/2006           850          850
  J.P. Morgan Chase & Co.                       6.50%              8/1/2005           175          185
------------------------------------------------------------------------------------------------------

16

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  J.P. Morgan Chase & Co.                       5.25%             5/30/2007           575          578
  M&T Bank                                      8.00%             10/1/2010           350          392
  NB Capital Trust IV                           8.25%             4/15/2027           200          207
  National Westminster Bancorp Inc.            9.375%            11/15/2003           350          379
  Overseas Chinese Banking Corp.                7.75%              9/6/2011(2)        500          540
  PNC Funding Corp.                             7.00%              9/1/2004           500          536
  PNC Funding Corp.                             5.75%              8/1/2006         1,600        1,660
  Regions Financial Corp.                      6.375%             5/15/2012         1,500        1,540
  Royal Bank of Scotland PLC                   7.648%             9/30/2031           750          776
  Standard Chartered Bank                       8.00%             5/30/2031(2)        500          522
  Swiss Bank Corp.-New York                     7.25%              9/1/2006           500          544
  Swiss Bank Corp.-New York                     7.00%            10/15/2015           500          530
  Swiss Bank Corp.-New York                    7.375%             6/15/2017           100          109
  Synovus Financial Corp.                       7.25%            12/15/2005           300          322
  UBS Preferred Funding Trust I                8.622%             10/1/2010         1,000        1,136
  UBS Preferred Funding Trust II               7.247%             6/29/2049           350          372
  Union Planters Corp.                          7.75%              3/1/2011           500          540
  Wachovia Corp.                                4.95%             11/1/2006           500          507
  Wachovia Corp.                               6.625%            11/15/2006           250          268
  Washington Mutual Bank                       6.875%             6/15/2011           650          676
  Wells Fargo & Co.                             4.25%             8/15/2003           600          612

  BROKERAGE (1.2%)
  Bear Stearns & Co., Inc.                     6.625%             1/15/2004           200          208
  Lehman Brothers Holdings Inc.                 6.25%              4/1/2003           850          872
  Lehman Brothers Holdings Inc.                6.625%              2/5/2006           525          554
  Lehman Brothers Holdings Inc.                 6.25%             5/15/2006           750          784
  Morgan Stanley Dean Witter & Co.              6.10%             4/15/2006           250          261
  Morgan Stanley Dean Witter & Co.              5.80%              4/1/2007           625          640
  Morgan Stanley Dean Witter & Co.              6.75%             4/15/2011           700          718
  Morgan Stanley Dean Witter & Co.              7.25%              4/1/2032           150          152
  Salomon Smith Barney Holdings                5.875%             3/15/2006           650          680
  Spear, Leeds & Kellogg, LP                    8.25%             8/15/2005(2)      1,000        1,108
  Waddell & Reed Financial                      7.50%             1/18/2006         1,000        1,054

  FINANCE COMPANIES (5.0%)
  Boeing Capital Corp.                          6.50%             2/15/2012           250          262
  CIT Group Holdings                           7.375%              4/2/2007           550          553
  Capital One Bank                             6.875%              2/1/2006           500          507
  Capital One Financial                         8.75%              2/1/2007           600          605
  Countrywide Home Loan                         5.50%              8/1/2006         1,000        1,016
  Countrywide Home Loan                         5.50%              2/1/2007         1,200        1,216
  Countrywide Home Loan                        5.625%             5/15/2007         1,000        1,018
  Ford Motor Credit Co.                         7.60%              8/1/2005           500          524
  Ford Motor Credit Co.                        6.875%              2/1/2006         5,400        5,518
  Ford Motor Credit Co.                         6.50%             1/25/2007         1,000        1,003
  General Electric Capital Corp.               5.375%             3/15/2007         1,100        1,123
  General Electric Capital Corp.                6.75%             3/15/2032           325          320
  General Motors Acceptance Corp.               6.85%             6/17/2004           300          314
  General Motors Acceptance Corp.               5.25%             5/16/2005           775          781
  General Motors Acceptance Corp.               6.75%             1/15/2006           500          519
  General Motors Acceptance Corp.              6.125%             9/15/2006         1,000        1,016
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  General Motors Acceptance Corp.              6.125%              2/1/2007           700          708
  General Motors Acceptance Corp.              6.875%             9/15/2011           500          495
  General Motors Acceptance Corp.               7.00%              2/1/2012           500          499
  General Motors Acceptance Corp.               8.00%             11/1/2031           500          509
  Household Finance Corp.                       6.50%             1/24/2006         1,500        1,548
  Household Finance Corp.                       5.75%             1/30/2007           800          794
  Household Finance Corp.                       7.65%             5/15/2007           400          428
  Household Finance Corp.                       6.40%             6/17/2008           125          126
  Household Finance Corp.                      6.375%            10/15/2011           500          481
  Household Finance Corp.                       7.00%             5/15/2012           500          501
  Household Finance Corp.                      7.625%             5/17/2032           150          148
  International Lease Finance Corp.            5.625%              6/1/2007         1,425        1,443
  MBNA America Bank NA                          7.75%             9/15/2005           750          809
  Residential Asset Securities Corp.           4.988%             2/25/2027         1,050        1,070
  Sears, Roebuck & Co. Acceptance Corp.         6.75%             9/15/2005           150          159
  Tyco Capital                                  6.50%              2/7/2006         1,000          980
  USA Education Inc.                           5.625%             4/10/2007         1,075        1,126
  Washington Mutual Finance Corp.               6.25%             5/15/2006           750          779

  INSURANCE (1.6%)
  AIG SunAmerica Global Financing IX            6.90%             3/15/2032(2)        650          668
  Ace Ltd.                                      6.00%              4/1/2007           550          567
  Allstate Corp.                               5.375%             12/1/2006         1,000        1,023
  Allstate Corp.                                7.20%             12/1/2009           300          326
  American General Capital II                   8.50%              7/1/2030           300          354
  John Hancock Global Funding II               5.625%             6/27/2006(2)        500          514
  Jackson National Life Insurance Co.           5.25%             3/15/2007(2)        575          585
  Jackson National Life Insurance Co.          6.125%             5/30/2012(2)        350          353
  Lincoln National Corp.                        6.20%            12/15/2011           500          504
  Marsh & McLennan Cos. Inc.                    6.25%             3/15/2012(2)        175          180
  Metlife Inc.                                  5.25%             12/1/2006           500          510
  Monumental Global Funding II                  6.05%             1/19/2006(2)        700          736
  Nationwide Financial Services                 5.90%              7/1/2012           225          221
  Nationwide Life Global Funding                5.35%             2/15/2007(2)        600          612
  Nationwide Mutual Insurance                   8.25%             12/1/2031(2)        500          512
  Principal Life Global Funding I              6.125%              3/1/2006(2)        500          520
  Reinsurance Group of America                  6.75%            12/15/2011           500          509
  St. Paul Companies Inc.                       5.75%             3/15/2007           225          226
  Travelers Property Casualty Corp.             7.75%             4/15/2026           275          292

  REAL ESTATE INVESTMENT TRUSTS (1.0%)
  Avalon Properties Inc.                       6.875%            12/15/2007           450          476
  First Industrial LP                          6.875%             4/15/2012           500          513
  Health Care Property Investment Inc.          6.45%             6/25/2012           250          247
  Liberty Properties LP                         7.25%             3/15/2011           300          313
  Mack-Cali Realty Corp.                        7.00%             3/15/2004         1,000        1,045
  Mack-Cali Realty Corp.                        7.75%             2/15/2011           250          266
  New Plan Excel Realty Trust                  5.875%             6/15/2007           175          175
  Regency Centers LP                            6.75%             1/15/2012           200          198
  Security Capital Pacific Trust                8.05%              4/1/2017           150          156
  Shurgard Storage Centers, Inc.                7.75%             2/22/2011           850          890
  Simon DeBartolo Group, Inc.                   6.75%             7/15/2004           250          260
------------------------------------------------------------------------------------------------------

18

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Summit Properties Inc.                        6.95%             8/15/2004           700          727
  Susa Partnership LP                           7.50%             12/1/2027           175          181
  Vornado Realty                               5.625%             6/15/2007           575          572
                                                                                            ----------
                                                                                                75,134
                                                                                            ----------
INDUSTRIAL (17.4%)
  BASIC INDUSTRY (1.2%)
  Celulosa Arauco Constitution SA              8.625%             8/15/2010           500          544
  Chevron Phillips Chemical Co.                5.375%             6/15/2007(2)        575          573
  Cyprus Minerals                              6.625%            10/15/2005           400          386
  Domtar Inc.                                  7.875%            10/15/2011           350          380
  Eastman Chemical Co.                         6.375%             1/15/2004           400          415
  Eastman Chemical Co.                          7.00%             4/15/2012           250          262
  Eastman Chemical Co.                          7.25%             1/15/2024           100          100
  International Paper Co.                      7.875%              8/1/2006           100          109
  Noranda, Inc.                                8.625%             7/15/2002           370          371
  Noranda, Inc.                                 7.25%             7/15/2012           700          692
  Potash Corp. of Saskatchewan                  7.75%             5/31/2011           300          333
  Rohm & Haas Co.                               6.95%             7/15/2004           200          213
  Sappi Papier Holding AG                       6.75%             6/15/2012(2)        200          205
  Sappi Papier Holding AG                       7.50%             6/15/2032(2)        150          153
  Union Carbide Corp.                           6.75%              4/1/2003           200          204
  Union Carbide Corp.                          7.875%              4/1/2023           125          121
  Union Carbide Corp.                           7.75%             10/1/2096           125          112
  Weyerhaeuser Co.                              5.50%             3/15/2005(2)        500          509
  Weyerhaeuser Co.                             6.125%             3/15/2007(2)        500          513
  Weyerhaeuser Co.                              6.75%             3/15/2012(2)        400          409
  Weyerhaeuser Co.                             7.375%             3/15/2032(2)        500          507

  CAPITAL GOODS (1.3%)
  BAE Systems Holdings Inc.                     6.40%            12/15/2011(2)        500          512
  The Boeing Co.                               6.625%             2/15/2038           400          395
  Bombardier Capital Corp.                     6.125%             6/29/2006(2)        700          718
  British Aerospace                            7.156%             7/18/2008(2)        296          312
  CRH Capital Inc.                              6.95%             3/15/2012           300          314
  Caterpillar, Inc.                             9.00%             4/15/2006           600          685
  Caterpillar, Inc.                            7.375%              3/1/2097           300          314
  Cemex SA de CV                               8.625%             7/18/2003(2)        500          520
  Deere & Co.                                   8.50%              1/9/2022           100          116
  Kennametal Inc.                               7.20%             6/15/2012           250          248
  Lockheed Martin Corp.                         8.50%             12/1/2029           300          357
  Masco Corp.                                   6.00%              5/3/2004           250          260
  Masco Corp.                                   6.75%             3/15/2006           500          527
  Textron Inc.                                  6.50%              6/1/2012           225          231
  Tyco International Group SA                  6.375%             2/15/2006           175          141
  Tyco International Group SA                  6.375%            10/15/2011           450          346
  Tyco International Group SA                  6.875%             1/15/2029           500          352
  United Technologies Corp.                    4.875%             11/1/2006           900          906
  Waste Management Inc.                         7.75%             5/15/2032(2)        300          297

  COMMUNICATION (4.8%)
  AT&T Corp.                                    7.30%            11/15/2011(2)      1,000          859
  AT&T Corp.                                    8.35%             1/15/2025           140          111
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  AT&T Wireless Services Inc.                   7.35%              3/1/2006           550          458
  AT&T Wireless Services Inc.                  7.875%              3/1/2011           300          246
  AT&T Wireless Services Inc.                  8.125%              5/1/2012           250          205
  Ameritech Capital Funding                     7.50%              4/1/2005           300          326
  Ameritech Capital Funding                     6.15%             1/15/2008           775          803
  British Telecommunications PLC               7.875%            12/15/2005           650          698
  Cingular Wireless                             6.50%            12/15/2011(2)        500          467
  Clear Channel Communications Inc.             6.00%             11/1/2006           750          728
  Clear Channel Communications Inc.             7.65%             9/15/2010         1,000        1,006
  Comcast Cable Communication, Inc.            6.375%             1/30/2006           650          627
  Comcast Cable Communication, Inc.            8.375%              5/1/2007           900          912
  Comcast Cable Communication, Inc.            8.875%              5/1/2017           350          355
  Cox Communications, Inc.                      7.75%             11/1/2010           175          167
  Cox Enterprises                              7.875%             9/15/2010(2)      1,000          946
  Deutsche Telekom International Finance        7.75%             6/15/2005           200          203
  GTE South Inc.                               6.125%             6/15/2007         1,000        1,034
  Grupo Televisa SA                            8.625%              8/8/2005           250          262
  Michigan Bell Telephone Co.                   7.50%             2/15/2023           175          175
  New England Telephone & Telegraph Co.        6.875%             10/1/2023           175          168
  New England Telephone & Telegraph Co.        7.875%            11/15/2029           500          529
  News America Holdings Inc.                    8.50%             2/15/2005           300          321
  PCCW Hong Kong Capital Ltd.                   7.75%            11/15/2011(2)        750          764
  Pearson PLC                                   7.00%             6/15/2011(2)        400          414
  Qwest Communications International Inc.      8.875%             3/15/2012(2)      1,300        1,157
  Scholastic Corp.                              5.75%             1/15/2007           300          302
  Shaw Communications Inc.                      7.20%            12/15/2011           500          486
  Southwestern Bell Telephone Co.              6.625%             7/15/2007           500          537
  Southwestern Bell Telephone Co.              7.625%              3/1/2023           475          490
  Sprint Capital Corp.                          6.00%             1/15/2007           200          164
  Sprint Capital Corp.                         7.625%             1/30/2011           350          291
  Sprint Capital Corp.                          8.75%             3/15/2032         1,000          760
  TCI Communications Inc.                      6.375%              5/1/2003         1,050        1,045
  TCI Communications Inc.                      7.875%              8/1/2013         1,500        1,495
  TPSA Finance BV                               7.75%            12/10/2008(2)        290          278
  Telefonica de Argentina                      9.125%              5/7/2008(2)        750          337
  Telefonica Europe BV                          7.35%             9/15/2005           250          263
  Telefonos de Mexico, SA                       8.25%             1/26/2006         1,700        1,801
  Telus Corp.                                   7.50%              6/1/2007         1,500        1,437
  Thomson Corp.                                 5.75%              2/1/2008           350          354
  Verizon Global Funding Corp.                  6.75%             12/1/2005           800          848
  Verizon New Jersey Inc.                      5.875%             1/17/2012           500          481
  Verizon New York Inc.                        6.875%              4/1/2012           300          303
  Verizon New York Inc.                        7.375%              4/1/2032           200          193
  Verizon Pennsylvania Inc.                     5.65%            11/15/2011           650          622
  Verizon Wireless Inc.                        5.375%            12/15/2006(2)      1,000          933
  Vodafone AirTouch PLC                        7.625%             2/15/2005           500          539

  CONSUMER CYCLICAL (3.2%)
  AOL Time Warner Inc.                         5.625%              5/1/2005           275          267
  AOL Time Warner Inc.                         6.125%             4/15/2006         1,000          962
  AOL Time Warner Inc.                          6.15%              5/1/2007           625          597
  AOL Time Warner Inc.                         7.625%             4/15/2031           500          441
------------------------------------------------------------------------------------------------------

20

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Auburn Hills Trust                          12.375%              5/1/2020           115          165
  Cendant Corp.                                6.875%             8/15/2006         2,000        1,993
  Cia. Brasil de Bebidas AmBev                 10.50%            12/15/2011(2)        500          360
  Costco Wholesale Corp.                        5.50%             3/15/2007           225          232
  Dayton Hudson Corp.                           6.75%              1/1/2028           250          248
  Dayton Hudson Corp.                           6.65%              8/1/2028           400          392
  Federated Dept. Stores                       6.625%              9/1/2008           600          627
  Ford Motor Co.                                8.90%             1/15/2032           500          536
  Ford Motor Co.                                9.98%             2/15/2047            65           76
  Harrahs Operating Co. Inc.                   7.125%              6/1/2007           500          527
  Liberty Media                                 7.75%             7/15/2009           500          507
  May Department Stores Co.                     9.75%             2/15/2021            95          118
  Pulte Homes Inc.                             7.875%             6/15/2032           325          325
  Starwood Hotels Resorts                      7.375%              5/1/2007(2)        400          398
  Target Corp.                                  5.40%             10/1/2008         1,000        1,006
  Time Warner Entertainment                    8.375%             3/15/2023           350          348
  Time Warner Inc.                             7.975%             8/15/2004         1,000        1,029
  Time Warner Inc.                              7.75%             6/15/2005         1,250        1,278
  Time Warner Inc.                              8.18%             8/15/2007           500          518
  Toys R Us                                    6.875%              8/1/2006           800          791
  Toys R Us                                    7.625%              8/1/2011           500          481
  Viacom Inc.                                   7.75%              6/1/2005         1,000        1,087
  Viacom Inc.                                   6.40%             1/30/2006           200          209
  WFS Financial Owner Trust                     4.50%             2/20/2010           400          404
  Wal-Mart Stores, Inc.                        4.375%              8/1/2003         1,300        1,326
  Wal-Mart Stores, Inc. Canada                  5.58%              5/1/2006(2)      1,000        1,040
  Wendy's International, Inc.                   6.20%             6/15/2014           125          126

  CONSUMER NONCYCLICAL (3.1%)
  Anheuser-Busch Cos., Inc.                     7.10%            12/15/2004           850          909
  Anheuser-Busch Cos., Inc.                    7.125%              7/1/2017           150          155
  Anheuser-Busch Cos., Inc.                    7.375%              7/1/2023            75           77
  Apogent Technologies Inc.                     8.00%              4/1/2011           500          548
  C.R. Bard, Inc.                               6.70%             12/1/2026           450          474
  Campbell Soup Co.                             6.75%             2/15/2011           500          529
  Delhaize America Inc.                        7.375%             4/15/2006           300          312
  Delhaize America Inc.                        8.125%             4/15/2011           300          315
  Delhaize America Inc.                         9.00%             4/15/2031           600          646
  Dole Foods Inc.                               7.25%              5/1/2009(2)        250          255
  General Mills Inc.                           5.125%             2/15/2007         1,100        1,102
  Grand Metropolitan Investment Corp.           9.00%             8/15/2011           400          486
  HCA Inc.                                      6.95%              5/1/2012           500          504
  HealthSouth Corp.                            7.625%              6/1/2012(2)        600          591
  International Flavors & Fragrances            6.45%             5/15/2006           300          310
  Kellogg Co.                                   6.00%              4/1/2006           500          522
  Kraft Foods Inc.                             4.625%             11/1/2006           400          399
  Kraft Foods Inc.                             5.625%             11/1/2011           300          296
  Kraft Foods Inc.                              6.50%             11/1/2031           700          680
  Kroger Co.                                    8.15%             7/15/2006           500          552
  Kroger Co.                                    7.65%             4/15/2007            25           27
  Kroger Co.                                    8.00%             9/15/2029           125          136
  McKesson Corp.                                7.75%              2/1/2012           500          537
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Fred Meyer, Inc.                             7.375%              3/1/2005           500          536
  Newell Rubbermaid Inc.                        6.75%             3/15/2012           500          516
  Pharmacia Corp.                               5.75%             12/1/2005         1,000        1,047
  Philip Morris Cos., Inc.                      8.25%            10/15/2003           150          160
  Philip Morris Cos., Inc.                      7.00%             7/15/2005           150          160
  RJ Reynolds Tobacco Holdings Inc.             6.50%              6/1/2007           375          380
  RJ Reynolds Tobacco Holdings Inc.             7.25%              6/1/2012           625          625
  Safeway Inc.                                  6.85%             9/15/2004           700          741
  SuperValue Inc.                               7.50%             5/15/2012         1,000        1,027
  Tenet Healthcare Corp.                       5.375%            11/15/2006           450          451
  Tenet Healthcare Corp.                        6.50%              6/1/2012         1,000        1,012
  Tenet Healthcare Corp.                       6.875%            11/15/2031           500          473
  United Health Group Inc.                      5.20%             1/17/2007           400          405
  Wellpoint Health Network                     6.375%             1/15/2012           300          308

  ENERGY (2.3%)
  Alberta Energy Co. Ltd.                      7.375%             11/1/2031           250          261
  Amerada Hess Corp.                            5.30%             8/15/2004         1,000        1,031
  Amerada Hess Corp.                            5.90%             8/15/2006           500          518
  Amerada Hess Corp.                            7.30%             8/15/2031           400          410
  Burlington Resources Inc.                     6.50%             12/1/2011(2)        400          412
  Burlington Resources Inc.                     7.40%             12/1/2031(2)        200          213
  Conoco Funding Co.                            6.35%            10/15/2011            75           78
  Devon Energy Corp.                            7.95%             4/15/2032           300          323
  Devon Financing Corp.                        6.875%             9/30/2011           500          519
  Devon Financing Corp.                        7.875%             9/30/2031           500          533
  LG Caltex Oil Corp.                           7.75%             7/25/2011(2)        700          766
  Marathon Oil Corp.                           5.375%              6/1/2007           375          377
  Marathon Oil Corp.                           6.125%             3/15/2012           325          322
  Marathon Oil Corp.                            6.80%             3/15/2032           325          311
  Mobil Corp.                                  7.625%             2/23/2033           200          206
  PF Export Receivables Master Trust            6.60%             12/1/2011(1)(2)     500          508
  PanCanadian Energy Corp.                      7.20%             11/1/2031           250          245
  Petro Geo-Services                            7.50%             3/31/2007           780          653
  Petrobras International Finance Co. Ltd.     9.875%              5/9/2008           350          269
  Petrobras International Finance Co. Ltd.      9.75%              7/6/2011           300          225
  Petroliam Nasional Bhd.                      8.875%              8/1/2004(2)        300          330
  Petroliam Nasional Bhd.                      7.625%            10/15/2026(2)        500          471
  Petronas Capital Ltd.                         7.00%             5/22/2012(2)        550          554
  Petronas Capital Ltd.                        7.875%             5/22/2022(2)        650          645
  Phillips Petroleum Co.                        8.50%             5/25/2005           700          782
  Phillips Petroleum Co.                        8.75%             5/25/2010           650          769
  Schlumberger Technology Corp.                 6.50%             4/15/2012(2)        500          518
  Suncor Energy Inc.                            7.15%              2/1/2032           300          298
  Texaco Capital Corp.                         8.875%              9/1/2021           150          187
  Tosco Corp.                                   7.25%              1/1/2007           500          546
  Union Oil of California                      6.375%              2/1/2004           200          208

  OTHER (0.1%)
  Black & Decker Corp.                          7.50%              4/1/2003           500          515
  ----------------------------------------------------------------------------------------------------

22

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  TECHNOLOGY (0.4%)
  Applied Materials, Inc.                       8.00%              9/1/2004           100          107
  First Data Corp.                             6.625%              4/1/2003           125          129
  First Data Corp.                             6.375%            12/15/2007           500          531
  First Data Corp.                             5.625%             11/1/2011           500          495
  International Business Machines Corp.         6.45%              8/1/2007           500          530
  International Business Machines Corp.        7.125%             12/1/2096           450          446

  TRANSPORTATION (1.0%)
  American Airlines, Inc.
    Pass-Through Certificates                  6.855%             4/15/2009           250          270
  American Airlines, Inc.
    Pass-Through Certificates                  7.024%            10/15/2009           200          204
  American Airlines, Inc.
    Pass-Through Certificates                  6.817%             5/23/2011           300          298
  Burlington Northern Santa Fe Corp.           6.375%            12/15/2005           100          105
  Burlington Northern Santa Fe Corp.            6.75%             3/15/2029           250          249
  Canadian National Railway Co.                 6.80%             7/15/2018           450          454
  Conrail Corp.                                 9.75%             6/15/2020           100          125
  Continental Airlines, Inc.
    Pass-Through Certificates                  6.563%             2/15/2012(1)        500          512
  Continental Airlines, Inc.
    (Equipment Trust Certificates)             6.648%             3/15/2019           351          342
  Delta Air Lines, Inc.
    (Equipment Trust Certificates)              8.54%              1/2/2007(1)        155          151
  Delta Air Lines, Inc.
    Pass-Through Certificates                  7.111%             9/18/2011           500          517
  ERAC USA Finance Co.                          7.35%             6/15/2008(2)        500          532
  Hertz Corp.                                  7.625%              6/1/2012           450          446
  Norfolk Southern Corp.                       8.375%             5/15/2005           350          379
  Norfolk Southern Corp.                        7.40%             9/15/2006           815          880
  Norfolk Southern Corp.                        7.90%             5/15/2097            50           53
  NorthWest Airlines, Inc.
    Pass-Through Certificates                  6.841%              4/1/2011           200          200
  Southwest Airlines Co.                        6.50%              3/1/2012           250          257
                                                                                            ----------
                                                                                               101,394
                                                                                            ----------
UTILITIES (4.3%)
  ELECTRIC (3.0%)
  AEP Resources Inc.                            6.50%             12/1/2003(2)      1,000        1,034
  Calpine Corp.                                 8.50%             2/15/2011           600          408
  Commonwealth Edison Co.                       7.50%              7/1/2013           250          279
  Consolidated Edison Inc.                     6.625%            12/15/2005           500          533
  Dominion Fiber Ventures, LLC                  7.05%             3/15/2005(2)        500          482
  Dominion Resources Capital Trust III          8.40%             1/15/2031           550          577
  Dominion Resources Inc.                      8.125%             6/15/2010           500          553
  Duke Capital Corp.                            6.75%             2/15/2032           750          707
  Duke Energy Corp.                             6.25%             1/15/2012           300          304
  Edison Mission                               9.875%             4/15/2011           750          739
  Energy East Corp.                             6.75%             6/15/2012           150          154
  FirstEnergy Corp.                             5.50%            11/15/2006           250          243
  FirstEnergy Corp.                             6.45%            11/15/2011           300          290
  FirstEnergy Corp.                            7.375%            11/15/2031           400          382
  Florida Power & Light                        6.875%             12/1/2005           500          537
  HGI Transelec Chile SA                       7.875%             4/15/2011           500          526
  Israel Electric Corp. Ltd.                    7.75%              3/1/2009(2)        450          465
  Israel Electric Corp. Ltd.                    7.95%             5/30/2011(2)        400          416
  MidAmerican Energy Co.                        6.75%            12/30/2031           425          406
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO              COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Mirant Americas Generation, LLC               8.50%             10/1/2021           550          421
  NRG Energy Inc.                               8.25%             9/15/2010           500          450
  NRG Energy Inc.                              8.625%              4/1/2031           427          329
  National Rural Utility Co.                    6.20%              2/1/2008           450          459
  PSEG Power Corp.                             6.875%             4/15/2006           550          571
  PacifiCorp                                    6.90%            11/15/2011           500          530
  PacifiCorp                                    7.70%            11/15/2031           100          106
  Progress Energy Inc.                          6.75%              3/1/2006           600          631
  Progress Energy Inc.                          7.10%              3/1/2011           350          372
  Reliant Energy Resources                     8.125%             7/15/2005           800          704
  South Point Energy (Calpine)                  8.40%             5/30/2012(2)        250          182
  South Point Energy (Calpine)                 9.825%             5/30/2019(2)      1,000          700
  Southwestern Electric Power                   4.50%              7/1/2005           375          373
  Teco Energy Inc.                              7.00%              5/1/2012           375          392
  Texas Utilities Co.                           8.25%              4/1/2004           100          107
  Texas Utilities Co.                          6.375%             6/15/2006         1,000        1,022
  Texas Utilities Co.                          7.875%              3/1/2023           110          112
  Virginia Electric & Power Co.                6.625%              4/1/2003           200          205
  Virginia Electric & Power Co.                5.375%              2/1/2007           350          353
  Virginia Electric & Power Co.                 6.75%             10/1/2023           500          476

  NATURAL GAS (1.3%)
  Coastal Corp.                                 6.50%             5/15/2006           250          245
  Coastal Corp.                                 6.50%              6/1/2008           100           96
  Coastal Corp.                                 7.75%            10/15/2035           250          225
  Coastal Corp.                                 7.42%             2/15/2037           175          151
  Consolidated Natural Gas                     5.375%             11/1/2006           500          498
  Duke Energy Field Services                    7.50%             8/16/2005           500          532
  El Paso Corp.                                7.875%             6/15/2012(2)         50           50
  El Paso Energy Corp.                          6.75%             5/15/2009         1,000          944
  Enron Corp.                                  9.125%              4/1/2003*          500           60
  Enron Corp.                                  7.125%             5/15/2007*          150           18
  Enron Corp.                                  6.875%            10/15/2007*          500           60
  Enterprise Products Partners LP               7.50%              2/1/2011           500          520
  HNG Internorth                               9.625%             3/15/2006*          500           60
  KN Energy, Inc.                               6.45%              3/1/2003           250          255
  Keyspan Corp.                                 7.25%            11/15/2005           400          431
  Sempra Energy                                 6.80%              7/1/2004         1,000        1,043
  Tennessee Gas Pipeline                       7.625%              4/1/2037           500          480
  WCG Note Trust                                8.25%             3/15/2004(2)      1,000          967
  Williams Cos. Inc.                            7.50%             1/15/2031           500          360
  Williams Cos. Inc.                            7.75%             6/15/2031           600          474
  Yosemite Security Trust                       8.25%            11/15/2004(2)*       775          132
                                                                                            ----------
                                                                                                25,131
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $220,869)                                                                              220,655
------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.1%)
------------------------------------------------------------------------------------------------------
Inter-American Development Bank                 8.50%             3/15/2011           130          156
KFW International Finance, Inc.                7.625%             2/15/2004           300          323
Pemex Master Trust                             7.875%              2/1/2009(2)        650          667
Petroleos Mexicanos                             6.50%              2/1/2005(2)      1,000        1,015
------------------------------------------------------------------------------------------------------

24

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
Province of British Columbia                    7.00%             1/15/2003           170          175
Province of Newfoundland                        9.00%              6/1/2019           300          383
Province of Newfoundland                        7.32%            10/13/2023           350          385
Province of Ontario                            7.375%             1/27/2003           110          113
Province of Saskatchewan                        8.00%             7/15/2004           550          587
Province of Saskatchewan                       7.125%             3/15/2008           200          224
Republic of Chile                              5.625%             7/23/2007           500          496
Republic of El Salvador                         8.25%             4/10/2032(2)        250          252
Republic of Finland                            7.875%             7/28/2004           350          384
Republic of Portugal                            5.75%             10/8/2003           650          676
United Mexican States                           8.30%             8/15/2031           300          292
United Mexican States-Value Recovery Rights       --               6/3/2003         1,025            2
------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $5,894)                                                                                  6,130
------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      1.97%              7/1/2002         9,010        9,010
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G              1.97%              7/1/2002         2,648        2,648
------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $11,658)                                                                                11,658
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (Cost $576,352)                                                                              586,296
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                           19,724
Payables for Investment Securities Purchased                                                  (21,428)
Other Liabilities--Note G                                                                      (3,152)
                                                                                            ----------
                                                                                               (4,856)
                                                                                            ----------
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------
Applicable to 52,141,998 outstanding $.001 par value shares of benefical interest
  (unlimited authorization)                                                                  $581,440
======================================================================================================
NET ASSET VALUE PER SHARE                                                                      $11.15
======================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the aggregate value of these securities was $35,640,000, representing 6.1% of net assets.

================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                        $560,642          $10.75
Undistributed Net Investment Income                      15,424             .30
Accumulated Net Realized Losses                          (4,570)           (.09)
Unrealized Appreciation--Note F                           9,944             .19
--------------------------------------------------------------------------------
NET ASSETS                                             $581,440          $11.15
================================================================================

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                      COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.1%)
------------------------------------------------------------------------------------------------------
U.S. Treasury Note                              6.00%             8/15/2004         1,165        1,238
U.S. Treasury Note                              6.50%             8/15/2005         2,900        3,159
U.S. Treasury Note                             6.875%             5/15/2006         3,475        3,858
U.S. Treasury Note                             6.625%             5/15/2007         3,320        3,692
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $11,630)                                                                                11,947
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.8%)
------------------------------------------------------------------------------------------------------
FINANCE (3.8%)
  BANKING (1.7%)
  Chevy Chase Savings Bank                      9.25%             12/1/2008           500          502
  Sovereign Bancorp, Inc.                      10.50%            11/15/2006         1,150        1,296
  Western Financial Bank                       9.625%             5/15/2012         1,500        1,485

  FINANCE COMPANIES (0.8%)
  UCAR Finance, Inc.                           10.25%             2/15/2012 (1)     1,455        1,484

  INSURANCE (1.0%)
  CNA Financial Corp.                           6.50%             4/15/2005           210          204
  CNA Financial Corp.                           6.75%            11/15/2006           575          555
  CNA Financial Corp.                           6.60%            12/15/2008            40           38
  Conseco Inc.                                  9.00%             4/15/2008(1)        805          362
  Conseco Inc.                                 10.75%             6/15/2009(1)      1,485          757

  OTHER (0.3%)
  Armkel Finance, Inc.                          9.50%             8/15/2009           655          675
                                                                                            ----------
                                                                                                 7,358
                                                                                            ----------
INDUSTRIAL (76.9%)
  BASIC INDUSTRY (15.6%)
  AK Steel Corp.                               9.125%            12/15/2006           750          786
  AK Steel Corp.                               7.875%             2/15/2009         1,250        1,259
  AK Steel Corp.                                7.75%             6/15/2012(1)      1,200        1,194
  ARCO Chemical Co.                             9.80%              2/1/2020         1,500        1,320
  Advanced Medical Optics                       9.25%             7/15/2010(1)        640          635
  Armco, Inc.                                   9.00%             9/15/2007           500          513
  Beazer Homes USA, Inc.                       8.625%             5/15/2011           745          749
  Boise Cascade Co.                             7.50%              2/1/2008           150          154
  Boise Cascade Co.                             9.45%             11/1/2009           500          546
  Boise Cascade Office Products Corp.           7.05%             5/15/2005           465          477
  CSK Auto, Inc.                               12.00%             6/15/2006(1)        165          177
  Caraustar Industries, Inc.                   9.875%              4/1/2011         1,250        1,306
  Century Aluminum Co.                         11.75%             4/15/2008         1,200        1,284
  Container Corp. of America                    9.75%              4/1/2003           500          510
  Fonda Group Inc.                              9.50%              3/1/2007           500          415
  Graphic Packaging Corp.                      8.625%             2/15/2012(1)        125          129
  IMC Global, Inc.                            10.875%              6/1/2008           270          290
  IMC Global, Inc.                             11.25%              6/1/2011           420          451
  KB Home                                      8.625%            12/15/2008           585          605
  Kaufman & Broad Home Corp.                    7.75%            10/15/2004           500          510
  Longview Fibre Co.                           10.00%             1/15/2009(1)      1,000        1,040
------------------------------------------------------------------------------------------------------

26

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Lyondell Chemical Co.                        9.625%              5/1/2007           800          764
  Lyondell Chemical Co.                         9.50%            12/15/2008           655          609
  Methanex Corp.                                8.75%             8/15/2012           330          334
  NoramPac Inc.                                 9.50%              2/1/2008           500          531
  Noveon, Inc.                                 11.00%             2/28/2011         1,210        1,299
  P & L Coal Holdings Corp.                    8.875%             5/15/2008           675          712
  Packaging Corp. of America                   9.625%              4/1/2009           425          460
  Paperboard Industries International Inc.     8.375%             9/15/2007         1,000          975
  Quebecor Media Inc.                         11.125%             7/15/2011         1,500        1,485
  Ryerson Tull, Inc.                           9.125%             7/15/2006           500          482
  Ryland Group, Inc.                           9.125%             6/15/2011           500          530
  Silgan Holdings, Inc.                         9.00%              6/1/2009         1,200        1,236
  Silgan Holdings, Inc.                         9.00%              6/1/2009(1)        375          386
  Steel Dynamics, Inc.                          9.50%             3/15/2009(1)        515          546
  Stone Container                               9.25%              2/1/2008         1,000        1,048
  Stone Container                               9.75%              2/1/2011         1,955        2,087
  Tembec Industries Inc.                        8.50%              2/1/2011           200          206
  U.S. Steel LLC                               10.75%              8/1/2008(1)      2,250        2,374

  CAPITAL GOODS (9.9%)
  Allied Waste North America Inc.              7.625%              1/1/2006         1,725        1,669
  Allied Waste North America Inc.              8.875%              4/1/2008         1,725        1,708
  American Standard Cos. Inc.                  7.375%              2/1/2008         2,975        3,005
  Argo-Tech Corp.                              8.625%             10/1/2007           210          191
  BWAY Corp.                                   10.25%             4/15/2007           500          519
  Ball Corp.                                    7.75%              8/1/2006         1,430        1,473
  K & F Industries, Inc.                        9.25%            10/15/2007           750          773
  Kennametal Inc.                               7.20%             6/15/2012         1,235        1,225
  L-3 Communications Corp.                    10.375%              5/1/2007           500          528
  L-3 Communications Corp.                     7.625%             6/15/2012(1)        370          372
  NMHG Holding Co.                             10.00%             5/15/2009(1)        570          576
  Nortek, Inc.                                  9.25%             3/15/2007           500          506
  Owens-Brockway Glass                         8.875%             2/15/2009(1)        270          270
  Owens-Illinois, Inc.                          8.10%             5/15/2007         2,500        2,325
  Resolution Performance                       13.50%            11/15/2010           835          948
  Waste Management, Inc.                       6.875%             5/15/2009         1,690        1,703
  Waste Management, Inc.                       7.375%              8/1/2010         1,460        1,517

  COMMUNICATION (10.7%)
  British Sky Broadcasting                      8.20%             7/15/2009         2,425        2,448
  CSC Holdings, Inc.                           7.875%            12/15/2007           750          607
  CSC Holdings, Inc.                           8.125%             7/15/2009           240          194
  CSC Holdings, Inc.                           8.125%             8/15/2009           825          668
  CSC Holdings, Inc.                           7.625%              4/1/2011           485          388
  CSC Holdings, Inc.                           9.875%             2/15/2013         1,000          780
  Charter Communications Holdings LLC          8.625%              4/1/2009         1,700        1,122
  Charter Communications Holdings LLC          9.625%            11/15/2009(1)        410          273
  EchoStar DBS Corp.                           9.375%              2/1/2009         2,750        2,557
  Emmis Communications Corp.                   8.125%             3/15/2009           625          619
  GCI, Inc.                                     9.75%              8/1/2007           500          486
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                      COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Insight Midwest LP                            9.75%             10/1/2009           750          660
  Insight Midwest LP                           10.50%             11/1/2010           530          496
  Jones Intercable Inc.                        7.625%             4/15/2008         1,000          977
  Lenfest Communications, Inc.                 8.375%             11/1/2005         1,250        1,277
  Lin Television Corp.                          8.00%             1/15/2008           350          350
  Lin Television Corp.                         8.375%              3/1/2008           950          950
  Mastec, Inc.                                  7.75%              2/1/2008         1,000          920
  Mediacom Broadband LLC                       11.00%             7/15/2013           400          368
  Primedia, Inc.                               7.625%              4/1/2008           500          350
  Qwest Capital Funding Inc.                    7.25%             2/15/2011           695          375
  Radio One, Inc.                              8.875%              7/1/2011           845          845
  Rogers Cantel, Inc.                           8.30%             10/1/2007           700          518
  Rogers Wireless Inc.                         9.625%              5/1/2011         1,215          802
  Univision Communications Inc.                 7.85%             7/15/2011           555          582
  U S West Capital Funding, Inc.               6.375%             7/15/2008           385          202
  World Color Press, Inc.                      8.375%            11/15/2008         1,000        1,056

  CONSUMER CYCLICAL (10.7%)
  AT & T Corp.-Liberty Media Corp.             7.875%             7/15/2009         1,250        1,277
  CapStar Hotel Co.                             8.75%             8/15/2007           500          455
  D. R. Horton, Inc.                           9.375%             3/15/2011           850          863
  Dana Corp.                                  10.125%             3/15/2010(1)        750          769
  Dana Corp.                                    9.00%             8/15/2011         2,125        2,082
  Delco Remy International Inc.               10.625%              8/1/2006           750          727
  Dura Operating Corp.                          9.00%              5/1/2009           500          485
  Dura Operating Corp.                         8.625%             4/15/2012(1)        875          879
  The Gap Inc.                                  8.80%            12/15/2008         1,700        1,734
  The Goodyear Tire & Rubber Co.               7.857%             8/15/2011           900          829
  Harrahs Operating Co., Inc.                  7.875%            12/15/2005           875          899
  Harrahs Operating Co., Inc.                   8.00%              2/1/2011           870          940
  Interface, Inc.                             10.375%              2/1/2010           900          950
  Iron Mountain, Inc.                          8.625%              4/1/2013         1,565        1,581
  Lear Corp.                                    7.96%             5/15/2005         1,000        1,017
  Levi Strauss & Co., Inc.                    11.625%             1/15/2008           510          492
  Mandalay Resorts Group                       9.375%             2/15/2010           850          884
  Navistar International Corp.                 9.375%              6/1/2006           865          904
  J.C. Penney & Co., Inc.                       7.60%              4/1/2007         1,000          988
  Standard Pacific Corp.                        8.50%             6/15/2007           500          511
  Toll Corp.                                    7.75%             9/15/2007           750          735
  Toll Corp.                                    8.25%              2/1/2011           300          300
  True Temper Sports, Inc.                    10.875%             12/1/2008           500          525

  CONSUMER NONCYCLICAL (8.0%)
  Beckman Instruments, Inc.                     7.45%              3/4/2008           750          810
  Beverly Enterprises Inc.                      9.00%             2/15/2006           500          501
  Beverly Enterprises Inc.                     9.625%             4/15/2009           750          767
  Columbia/HCA Healthcare Corp.                 7.25%             5/20/2008         1,950        2,024
  HCA-The Healthcare Co.                        8.75%              9/1/2010         1,200        1,343
  Hasbro, Inc.                                  8.50%             3/15/2006           330          337
  JohnsonDiversey Inc.                         9.625%             5/15/2012(1)        450          468
  Mail-Well Corp.                               8.75%            12/15/2008           635          572
  Mail-Well Corp.                              9.625%             3/15/2012(1)      1,300        1,313
  ----------------------------------------------------------------------------------------------------

28

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Omnicare, Inc.                               8.125%             3/15/2011           925          957
  Owens & Minor, Inc.                           8.50%             7/15/2011           870          900
  Pathmark Stores, Inc.                         8.75%              2/1/2012           490          497
  Playtex Products, Inc.                       9.375%              6/1/2011           615          655
  Radiologix, Inc.                             10.50%            12/15/2008           700          733
  Scotts Co.                                   8.625%             1/15/2009           315          324
  Scotts Co.                                   8.625%             1/15/2009(1)        130          134
  Sealy Mattress, Inc.                         9.875%            12/15/2007           500          505
  Sybron Dental Specialties                    8.125%             6/15/2012(1)         70           70
  Triad Hospitals Holdings, Inc.               11.00%             5/15/2009           790          877
  Triad Hospitals Inc.                          8.75%              5/1/2009         1,600        1,664

  ENERGY (6.4%)
  Airgas, Inc.                                 9.125%             10/1/2011           300          316
  Chesapeake Energy Corp.                      8.125%              4/1/2011         1,250        1,231
  Forest Oil Corp.                              8.00%            12/15/2011           675          675
  Forest Oil Corp.                              7.75%              5/1/2014(1)        650          632
  Magnum Hunter Resources Inc.                  9.60%             3/15/2012(1)        950          974
  Parker Drilling Co.                           9.75%            11/15/2006         1,245        1,282
  Pioneer Natural Resources Co.                9.625%              4/1/2010         1,350        1,488
  Pioneer Natural Resources Co.                 7.50%             4/15/2012           600          597
  Plains Resources, Inc.                       10.25%             3/15/2006           500          516
  Pride Petroleum Services, Inc.               9.375%              5/1/2007           950          988
  Tesoro Petroleum Corp.                        9.00%              7/1/2008           405          373
  Tesoro Petroleum Corp.                       9.625%             11/1/2008           732          681
  Tesoro Petroleum Corp.                       9.625%              4/1/2012(1)        750          701
  Tuboscope Inc.                                7.50%             2/15/2008           750          792
  Western Oil Sands Inc.                       8.375%              5/1/2012(1)        690          698
  XTO Energy Inc.                               7.50%             4/15/2012           550          558

  INTERNET AND DATA (0.9%)
  Avaya Inc.                                  11.125%              4/1/2009         2,000        1,800

  TECHNOLOGY (6.2%)
  Amkor Technology Inc.                         9.25%             2/15/2008         1,700        1,377
  Amphenol Corp.                               9.875%             5/15/2007           300          312
  Celestica International, Inc.                10.50%            12/31/2006           250          259
  Fairchild Semiconductor Corp.               10.375%             10/1/2007           100          103
  Fisher Scientific International Inc.          9.00%              2/1/2008         1,320        1,360
  Fisher Scientific International Inc.         8.125%              5/1/2012(1)        680          678
  International Game Technology                8.375%             5/15/2009           500          528
  Lucent Technologies, Inc.                     5.50%            11/15/2008         2,100        1,176
  Lucent Technologies, Inc.                     6.45%             3/15/2029         1,330          638
  Motorola Inc.                                 8.00%             11/1/2011           740          698
  SCG Holding & Semiconductor Co.              12.00%              8/1/2009           652          430
  Solectron Corp.                              9.625%             2/15/2009         2,180        1,984
  Unisys Corp.                                 7.875%              4/1/2008         1,000          985
  Xerox Corp.                                   9.75%             1/15/2009(1)      1,750        1,435

  TELECOMMUNICATIONS (0.4%)
  Corus Entertainment, Inc.                     8.75%              3/1/2012           175          177
  Entravision Communications Corp.             8.125%             3/15/2009(1)        170          170
------------------------------------------------------------------------------------------------------

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                      COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  Mediacom LLC/Mediacom Capital Corp.           9.50%             1/15/2013           530          445

  TRANSPORTATION (2.0%)
  AMR Corp.                                     9.00%              8/1/2012           230          209
  Air Canada, Inc.                             10.25%             3/15/2011         1,000          750
  Delta Air Lines, Inc.                         7.90%            12/15/2009           355          319
  Delta Air Lines, Inc.                       10.375%            12/15/2022           400          376
  Delta Air Lines, Inc.                         8.30%            12/15/2029         1,100          858
  Kansas City Southern Industries, Inc.         9.50%             10/1/2008           500          540
  Kansas City Southern Industries, Inc.         7.50%             6/15/2009(1)        205          205
  Northwest Airlines Corp.                     8.875%              6/1/2006           750          669

  OTHER (6.1%)
  Alaris Medical, Inc.                        11.625%             12/1/2006           431          478
  Amerisource Bergen Corp.                     8.125%              9/1/2008           850          875
  Compass Minerals Group                       10.00%             8/15/2011         1,000        1,050
  Coventry Health Care Inc.                    8.125%             2/15/2012           500          505
  IDEX Corp.                                   6.875%             2/15/2008           550          544
  International Wire Group                     11.75%              6/1/2005           500          450
  MGM Mirage, Inc.                              8.50%             9/15/2010         2,625        2,736
  Newfield Exploration Co.                      7.45%            10/15/2007           750          756
  Norske Skog Canada                           8.625%             6/15/2011           650          666
  Roller Bearing Co. of America Inc.           9.625%             6/15/2007           500          479
  Station Casinos, Inc.                        9.875%              7/1/2010           957        1,014
  Werner Holdings Co., Inc.                    10.00%            11/15/2007           650          660
  Wesco Distribution Inc.                      9.125%              6/1/2008           650          634
  Winn-Dixie Stores, Inc.                      8.875%              4/1/2008         1,000        1,010
                                                                                            ----------
                                                                                               149,709
                                                                                            ----------
UTILITIES (9.1%)
  ELECTRIC (8.6%)
  AES Corp.                                    8.375%             8/15/2007           500          240
  AES Corp.                                     9.50%              6/1/2009         1,250          825
  AES Corp.                                    8.875%             2/15/2011         1,075          688
  CMS Energy Corp.                              7.50%             1/15/2009         2,690        2,206
  CMS Energy Corp.                              8.50%             4/15/2011           735          570
  Calpine Corp.                                7.625%             4/15/2006         1,000          635
  Calpine Corp.                                8.625%             8/15/2010           540          356
  Calpine Corp.                                 8.50%             2/15/2011         2,600        1,768
  Cleveland Electric Illuminating Co.           7.43%             11/1/2009           750          800
  Dynegy Holdings Inc.                         8.125%             3/15/2005           100           82
  Dynegy Holdings Inc.                          7.45%             7/15/2006           110           85
  Dynegy Holdings Inc.                         6.875%              4/1/2011            80           55
  Dynegy Holdings Inc.                          8.75%             2/15/2012           750          578
  El Paso Electric Co.                          8.90%              2/1/2006         1,000        1,092
  Mirant Americas Generation, LLC              7.625%              5/1/2006         1,380        1,173
  Mirant Americas Generation, LLC               8.30%              5/1/2011         1,365        1,174
  Niagara Mohawk Power Corp.                    7.75%             10/1/2008           500          551
  Public Service Co. of New Mexico              7.50%              8/1/2018         1,000          968
  Western Resources, Inc.                      6.875%              8/1/2004         1,350        1,300
  Western Resources, Inc.                       9.75%              5/1/2007(1)      1,400        1,369
  Western Resources, Inc.                      7.125%              8/1/2009           180          166
------------------------------------------------------------------------------------------------------

30

======================================================================================================
                                                                                     FACE       MARKET
                                                                   MATURITY        AMOUNT       VALUE*
                                               COUPON                  DATE         (000)        (000)
------------------------------------------------------------------------------------------------------
  OTHER (0.5%)
  Avista Corp.                                  9.75%              6/1/2008           825          883
                                                                                            ----------
                                                                                                17,564
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $182,712)                                                                              174,631
------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.6%)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                      1.97%              7/1/2002         1,157        1,157
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G              1.97%              7/1/2002        11,619       11,619
------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $12,776)                                                                                12,776
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
  (Cost $207,118)                                                                              199,354
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                            7,384
Security Lending Collateral Payable to Brokers--Note G                                        (11,619)
Other Liabilities                                                                                (546)
                                                                                            ----------
                                                                                               (4,781)
                                                                                            ----------
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------
Applicable to 24,235,367 outstanding $.001 par value shares of benefical interest
  (unlimited authorization)                                                                  $194,573
======================================================================================================
NET ASSET VALUE PER SHARE                                                                       $8.03
======================================================================================================

*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the aggregate value of these securities was $21,070,000, representing 10.8% of net assets.

================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $235,743            $9.72
Undistributed Net Investment Income                      7,427              .31
Accumulated Net Realized Losses                        (40,833)           (1.68)
Unrealized Depreciation--Note F                         (7,764)            (.32)
--------------------------------------------------------------------------------
NET ASSETS                                            $194,573            $8.03
================================================================================

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     F642 082002